EXECUTION VERSION DB3/ 203995353.15 BA HOLDINGS, INC. SERIES B NOTES DUE JUNE 29, 2023 SERIES C NOTES DUE JUNE 29, 2026 and US$50,000,000 PRIVATE SHELF FACILITY SECOND AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT Dated October 26, 2021

TABLE OF CONTENTS Page i DB3/ 203995353.15 1. BACKGROUND; SECOND AMENDMENT AND RESTATEMENT; AUTHORIZATION OF NOTES; GUARANTEES. ......................................................... 1 1.1. Background. ......................................................................................................... 1 1.2. Amendment and Restatement of First Amended and Restated Note Purchase Agreement, Existing Series B Notes and Existing Series C Notes. ..................................................................................................................... 2 1.3. Authorization of Issue of Shelf Notes. ................................................................ 3 1.4. Guarantees. ........................................................................................................... 4 2. SALE AND PURCHASE OF NOTES. ............................................................................. 4 2.1. Shelf Facility. ........................................................................................................ 4 2.2. Issuance Period..................................................................................................... 5 2.3. Request for Purchase. .......................................................................................... 5 2.4. Rate Quotes........................................................................................................... 6 2.5. Acceptance. ........................................................................................................... 6 2.6. Market Disruption. .............................................................................................. 6 2.7. Fees. ....................................................................................................................... 7 3. CLOSING. ......................................................................................................................... 9 3.1. Second Restatement Closing. .............................................................................. 9 3.2. Shelf Closings. ...................................................................................................... 9 3.3. Rescheduled Shelf Closings. ................................................................................ 9 4. CONDITIONS TO CLOSING. ....................................................................................... 10 4.1. Representations and Warranties. ..................................................................... 12 4.2. Performance; No Default. ................................................................................. 12 4.3. Compliance Certificates. ................................................................................... 12 4.4. Opinions of Counsel. .......................................................................................... 12 4.5. Purchase Permitted by Applicable Law, etc.................................................... 13 4.6. Sale of Other Notes. ........................................................................................... 13 4.7. Payment of Fees.................................................................................................. 13 4.8. Private Placement Number. .............................................................................. 13 4.9. Changes in Corporate Structure. ..................................................................... 14 4.10. Acceptance of Appointment to Receive Service of Process. ........................... 14 4.11. Confirmation of Guarantees. ............................................................................ 14 4.12. Proceedings and Documents. ............................................................................ 14 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS. ........................... 14 5.1. Status. .................................................................................................................. 15 5.2. Binding Obligations. .......................................................................................... 15 5.3. Non-conflict with Other Obligations. ............................................................... 15 5.4. Power and Authority. ........................................................................................ 15 5.5. Validity and Admissibility in Evidence. ........................................................... 15

DB3/ 203995353.15 TABLE OF CONTENTS (continued) Page ii 5.6. Governing Law and Enforcement. ................................................................... 16 5.7. Insolvency. .......................................................................................................... 16 5.8. No Filing or Stamp Taxes. ................................................................................. 17 5.9. Deduction of Tax. ............................................................................................... 17 5.10. No Default. .......................................................................................................... 17 5.11. No Misleading Information. .............................................................................. 17 5.12. Financial Statements. ......................................................................................... 18 5.13. No Proceedings Pending or Threatened. ......................................................... 19 5.14. No Breach of Laws. ............................................................................................ 20 5.15. Environmental Laws. ......................................................................................... 20 5.16. Taxation. ............................................................................................................. 20 5.17. Security and Financial Indebtedness. .............................................................. 20 5.18. Ranking. .............................................................................................................. 21 5.19. Good Title to Assets. .......................................................................................... 21 5.20. Shares. ................................................................................................................. 21 5.21. Intellectual Property. ......................................................................................... 21 5.22. Group Structure Chart and Other Group Information. ................................ 21 5.23. Obligors. .............................................................................................................. 22 5.24. Accounting Reference Date. .............................................................................. 22 5.25. Centre of Main Interests and Establishments. ................................................ 22 5.26. Dormant Companies. ......................................................................................... 22 5.27. No Adverse Consequences. ................................................................................ 23 5.28. U.S. Regulations. ................................................................................................ 23 5.29. Sanctions. ............................................................................................................ 25 5.30. Private Offering. ................................................................................................ 26 6. REPRESENTATIONS OF THE PURCHASERS. .......................................................... 26 6.1. Purchase for Investment.................................................................................... 26 6.2. Source of Funds. ................................................................................................. 27 7. INFORMATION AS TO THE OBLIGORS. .................................................................. 28 7.1. Financial and Business Information................................................................. 28 7.2. Other Requirements as to Financial Statements; Officer’s Certificate. ....... 31 7.3. Access. ................................................................................................................. 31 7.4. Electronic Delivery............................................................................................. 32 7.5. Limitation on Disclosure Obligation. ............................................................... 33 8. PAYMENT AND PREPAYMENT OF THE NOTES. ................................................... 33 8.1. Required Prepayments; Maturity. ................................................................... 33 8.2. Optional Prepayments with Make-Whole Amount. ....................................... 33 8.3. Allocation of Partial Prepayments. .................................................................. 34 8.4. Maturity; Surrender, etc. .................................................................................. 34 8.5. Purchase of Notes. .............................................................................................. 35

DB3/ 203995353.15 TABLE OF CONTENTS (continued) Page iii 8.6. Make-Whole Amount. ....................................................................................... 35 8.7. Change of Control Prepayment. ....................................................................... 37 8.8. Disposal and Insurance Prepayments .............................................................. 38 8.9. Prepayment for Tax Reasons. ........................................................................... 39 8.10. Prepayment in Connection with a Noteholder Sanctions Event. ................... 41 9. COVENANTS. ................................................................................................................ 42 9.1. Financial Covenants........................................................................................... 43 9.2. Authorizations. ................................................................................................... 44 9.3. Compliance with Laws. ..................................................................................... 44 9.4. Environmental Compliance. ............................................................................. 44 9.5. Taxation. ............................................................................................................. 44 9.6. Merger. ................................................................................................................ 44 9.7. Change of Business. ........................................................................................... 45 9.8. Acquisitions. ....................................................................................................... 45 9.9. Joint Ventures. ................................................................................................... 45 9.10. Preservation of Assets. ....................................................................................... 45 9.11. Pari Passu Ranking. ........................................................................................... 46 9.12. Negative Pledge. ................................................................................................. 46 9.13. Disposals.............................................................................................................. 47 9.14. Arm’s Length Basis............................................................................................ 47 9.15. Loans or Credit. ................................................................................................. 47 9.16. No Guarantees or Indemnities. ......................................................................... 47 9.17. Financial Indebtedness. ..................................................................................... 48 9.18. Insurance. ........................................................................................................... 48 9.19. Treasury Transactions....................................................................................... 48 9.20. Guarantors; Security. ........................................................................................ 48 9.21. Economic Sanctions, Etc. .................................................................................. 51 9.22. Favored Lender Status. ..................................................................................... 52 9.23. Replacement Agent for Service of Process. ..................................................... 53 9.24. Ownership of the Issuer..................................................................................... 53 10. EVENTS OF DEFAULT. ................................................................................................ 53 11. REMEDIES ON DEFAULT, ETC. ................................................................................. 58 11.1. Acceleration. ....................................................................................................... 58 11.2. Other Remedies. ................................................................................................. 59 11.3. Rescission. ........................................................................................................... 59 11.4. No Waivers or Election of Remedies, Expenses, etc. ...................................... 59 12. TAX INDEMNIFICATION. ........................................................................................... 60 13. GUARANTEE AND OTHER RIGHTS AND UNDERTAKINGS. ............................... 63 13.1. Guarantee. .......................................................................................................... 63 13.2. Obligations Absolute. ......................................................................................... 64

DB3/ 203995353.15 TABLE OF CONTENTS (continued) Page iv 13.3. Waiver. ................................................................................................................ 65 13.4. Obligations Unimpaired. ................................................................................... 65 13.5. Subrogation and Subordination. ...................................................................... 66 13.6. Reinstatement of Guarantee. ............................................................................ 67 13.7. Term of Guarantee. ........................................................................................... 68 13.8. Information Regarding the Issuer. ................................................................... 68 13.9. Further Assurances. ........................................................................................... 68 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. ................................ 68 14.1. Registration of Notes.......................................................................................... 68 14.2. Transfer and Exchange of Notes. ..................................................................... 69 14.3. Replacement of Notes. ....................................................................................... 69 15. PAYMENTS ON NOTES. .............................................................................................. 70 15.1. Place of Payment. ............................................................................................... 70 15.2. Home Office Payment. ....................................................................................... 70 16. EXPENSES, ETC. ........................................................................................................... 70 16.1. Transaction Expenses. ....................................................................................... 70 16.2. Certain Taxes. .................................................................................................... 71 16.3. Survival. .............................................................................................................. 71 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. ................................................................................................................ 71 18. AMENDMENT AND WAIVER. .................................................................................... 72 18.1. Requirements...................................................................................................... 72 18.2. Solicitation of Holders of Notes. ....................................................................... 72 18.3. Binding Effect, etc. ............................................................................................. 73 18.4. Notes Held by Obligors, etc. .............................................................................. 74 19. NOTICES; ENGLISH LANGUAGE. ............................................................................. 74 20. REPRODUCTION OF DOCUMENTS. .......................................................................... 75 21. CONFIDENTIAL INFORMATION. .............................................................................. 75 22. SUBSTITUTION OF PURCHASER. ............................................................................. 76 23. MISCELLANEOUS. ....................................................................................................... 77 23.1. Successors and Assigns. ..................................................................................... 77 23.2. Payments Due on Non-Business Days. ............................................................. 77 23.3. Accounting Terms; IFRS 9. .............................................................................. 77 23.4. Severability. ........................................................................................................ 79 23.5. Construction, etc. ............................................................................................... 79 23.6. Counterparts; Electronic Signatures. .............................................................. 79 23.7. Governing Law. .................................................................................................. 80

DB3/ 203995353.15 TABLE OF CONTENTS (continued) Page v 23.8. Jurisdiction and Process; Waiver of Jury Trial. ............................................. 80 23.9. Obligation to Make Payment in Applicable Currency. .................................. 81 23.10. Tax Forms. .......................................................................................................... 81 23.11. Transaction References. .................................................................................... 82 23.12. Determinations Involving Different Currencies. ............................................ 83

vi DB3/ 203995353.15 Information Schedule -- Authorized Officers Schedule A -- Information Relating to Purchasers Schedule B -- Defined Terms Schedule C -- Original Subsidiary Guarantors Exhibit 1(a) -- Form of Series B Senior Note due June 29, 2023 Exhibit 1(b) -- Form of Series C Senior Note due June 29, 2026 Exhibit 1(c) -- Form of Shelf Note Exhibit 1(d)(i) -- Form of English Guarantee Exhibit 1(d)(ii) -- Form of Joinder Agreement Exhibit 1(d)(iii) -- Form of Non-English/US Guarantee Exhibit 2 -- Form of Request for Purchase Exhibit 3 -- Form of Confirmation of Acceptance Exhibit 4(d)(i) -- Form of Opinion of English Special Counsel for the Obligors (Second Restatement Closing) Exhibit 4(d)(ii) -- Form of Opinion of U.S. Special Counsel for the Obligors (Second Restatement Closing) Exhibit 4(j) -- Form of Confirmation of Guarantee (Second Restatement Closing) Exhibit 4.4(a)(i) -- Form of Opinion of English Special Counsel for the Obligors (Shelf Closing) Exhibit 4.4(a)(ii) -- Form of Opinion of U.S. Special Counsel for the Obligors (Shelf Closing) Exhibit 4.11 -- Form of Confirmation of Guarantee (Shelf Closing) Exhibit 7.2 -- Form of Compliance Certificate Schedule 5.17 -- Existing Financial Indebtedness Schedule 5.22 -- Group Structure Chart and Other Group Information

BA HOLDINGS, INC. 3016 Kansas Avenue Riverside, CA 92507 United States of America Series B Notes due June 29, 2023 Series C Notes due June 29, 2026 US$50,000,000 Private Shelf Facility October 26, 2021 To: Each of the purchasers listed in Schedule A hereto (each, an “Original Purchaser”) To: PGIM, Inc. (“Pricoa”) To: Each other Pricoa Affiliate which becomes bound by this Agreement as hereinafter provided (together with the Original Purchasers, each, a “Purchaser” and collectively, the “Purchasers”) Ladies and Gentlemen: Each of BA Holdings, Inc., a Delaware corporation (the “Issuer” or any successor that becomes such in the manner prescribed in Section 9.6), Luxfer Holdings PLC (Registered No. 3690830), a public limited company organized under the laws of England and Wales (the “Parent Guarantor”), and each of the parties listed in Schedule C (each an “Original Subsidiary Guarantor” and collectively the “Original Subsidiary Guarantors”), agrees with Pricoa and each of the Purchasers as follows: 1. BACKGROUND; SECOND AMENDMENT AND RESTATEMENT; AUTHORIZATION OF NOTES; GUARANTEES. 1.1. Background. (a) The Issuer is currently a party to and the issuer of notes pursuant to that certain Amended and Restated Note Purchase Agreement, dated as of the First Restatement Closing Date (as previously amended, restated, supplemented or otherwise modified and in effect on the date hereof, the “First Amended and Restated Note

-2- Purchase Agreement”), between the Issuer, the Parent Guarantor, the Subsidiary Guarantors party thereto and the Purchasers of the Series A Notes, the Series B Notes and the Series C Notes. (b) Pursuant to the terms of the First Amended and Restated Note Purchase Agreement, the Issuer, the Parent Guarantor, the Subsidiary Guarantors party thereto and the Purchasers identified therein agreed to, among other things: (i) amend and restate that certain Note Purchase Agreement, dated as of May 13, 2011 (as previously amended, restated, supplemented or otherwise modified from time to time) under which the Issuer had issued and sold to the Purchasers identified therein, and the Purchasers had purchased from the Issuer, Senior Notes in the aggregate original principal amount of US$65,000,000 (the “Original Notes”) due June 15, 2018; (ii) provide for the issuance of the Series B Notes in the aggregate principal amount of US$25,000,000 due June 29, 2023 (the “Existing Series B Notes”) and the Series C Notes in the aggregate principal amount of US$25,000,000 due June 29, 2026 (the “Existing Series C Notes”) in exchange for a portion of the Original Notes; and (iii) designate the Original Notes which were not exchanged into Existing Series B Notes and Existing Series C Notes as the Series A Notes (the “Series A Notes”). (c) The Series A Notes were repaid in full on June 15, 2018. (d) The Issuer, the Parent Guarantor, the Original Subsidiary Guarantors, the Original Purchasers and Pricoa have agreed, subject to the terms and conditions contained herein, to enter into this Agreement to, among other things, amend and restate the terms of the First Amended and Restated Note Purchase Agreement, the Existing Series B Notes and the Existing Series C Notes and establish the Facility. (e) Certain capitalized terms used in this Agreement are defined in Schedule B attached hereto; references to a Section are, unless otherwise specified, to one of the Sections of this Agreement and references to an “Exhibit” or “Schedule” are, unless otherwise specified, to one of the exhibits or schedules attached to this Agreement. 1.2. Amendment and Restatement of First Amended and Restated Note Purchase Agreement, Existing Series B Notes and Existing Series C Notes. (a) Amendment and Restatement of First Amended and Restated Note Purchase Agreement. Effective upon the Second Restatement Closing Date, this Agreement shall, and hereby does, amend, restate and replace in its entirety the First Amended and Restated Note Purchase Agreement (including the Unconditional Guarantee) which, as so amended and restated by this Agreement, continues in full force and effect without rescission or novation thereof, and each of the Obligors hereby ratifies and affirms its obligations under the First Amended and Restated Note Purchase

-3- Agreement (as amended and restated by this Agreement). The parties hereto hereby acknowledge and agree that the amendments to the First Amended and Restated Note Purchase Agreement set forth herein could have been effected through an agreement or instrument amending such agreement, and for convenience, the parties hereto have agreed to restate the terms and provisions of the First Amended and Restated Note Purchase Agreement, as amended hereby, pursuant to this Agreement. (b) Amendment of Existing Series B Notes. Effective upon the Second Restatement Closing Date, the Existing Series B Notes outstanding on the Second Restatement Closing Date are hereby and shall be deemed to be, automatically and without any further action, amended and restated in their entirety in the form of Exhibit 1(a) to this Agreement (as so amended and restated, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series B Notes”); except that the date, registration number and principal amount set forth in each Existing Series B Note shall remain the same; provided, however, that the Issuer shall execute and deliver to each Original Purchaser a new Series B Note or Series B Notes in the form of such Exhibit 1(a) in exchange for its Existing Series B Note, registered in the name of such Original Purchaser, in the aggregate principal amount of the Series B Notes owing to such Original Purchaser. Any Series B Note issued on or after the Second Restatement Closing Date shall be substantially in the form of Exhibit 1(a). (c) Amendment of Existing Series C Notes. Effective upon the Second Restatement Closing Date, the Existing Series C Notes outstanding on the Second Restatement Closing Date are hereby and shall be deemed to be, automatically and without any further action, amended and restated in their entirety in the form of Exhibit 1(b) to this Agreement (as so amended and restated, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series C Notes”); except that the date, registration number and principal amount set forth in each Existing Series C Note shall remain the same; provided, however, that the Issuer shall execute and deliver to each Original Purchaser a new Series C Note or Series C Notes in the form of such Exhibit 1(b) in exchange for its Existing Series C Note, registered in the name of such Original Purchaser, in the aggregate principal amount of the Series C Notes owing to such Original Purchaser. Any Series C Note issued on or after the Second Restatement Closing Date shall be substantially in the form of Exhibit 1(b). 1.3. Authorization of Issue of Shelf Notes. The Issuer will authorize the issue and sale from time to time of its additional fixed rate senior promissory notes (such notes, as amended, restated or otherwise modified from time to time, the “Shelf Notes”, such term to include any such notes issued in substitution thereof pursuant to Section 14) in an aggregate principal amount of US$50,000,000 (including the equivalent in the Available Currencies) to be dated the date of issue thereof, to mature, in the case of each Shelf Note so issued, no more than ten years after the date of original issuance thereof, to have an average life, in the case of each Shelf Note so issued, of no more than ten years after the date of original issuance thereof, to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Shelf Note so issued, in the Confirmation of Acceptance with

-4- respect to such Shelf Note delivered pursuant to Section 2.5, and to be substantially in the form of Exhibit 1(c) attached hereto. The terms “Note” and “Notes” as used herein shall include each Series B Note, each Series C Note and each Shelf Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Notes which have (a) the same final maturity, (b) the same principal prepayment dates, (c) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (d) the same interest rate, (e) the same interest payment periods, (f) the same currency specification and (g) the same date of issuance (which, in the case of a Note issued in exchange for another Note, shall be deemed for these purposes the date on which such Note’s ultimate predecessor Note was issued), are herein called a “Series” of Notes. 1.4. Guarantees. The payment by the Issuer of all amounts due with respect to the Notes (i) has been and shall continue to be absolutely and unconditionally guaranteed by (A) the Parent Guarantor pursuant to a guarantee agreement dated June 15, 2011 entered into in connection with the Original Notes, (B) each of the Original Subsidiary Guarantors that is a U.S. Guarantor pursuant to the Unconditional Guarantee contained in Section 13 and (C) each of the Original Subsidiary Guarantors that is an English Guarantor pursuant to a Guarantee in substantially the form of Exhibit 1(d)(i) (the “English Guarantee”) entered into in connection with the Original Notes, and (ii) shall be absolutely and unconditionally guaranteed by each Subsidiary (each an “Additional Subsidiary Guarantor”) which, after the date of this Agreement, becomes a party hereto pursuant to a Joinder Agreement in substantially the form of Exhibit 1(d)(ii) (each a “Joinder Agreement”) and guarantees the Notes pursuant to such Joinder Agreement, an English Guarantee or a Guarantee in substantially the form of Exhibit 1(d)(iii) (a “Non- English/US Guarantee”), but shall exclude at such time any Subsidiary theretofore released from its obligations as a Subsidiary Guarantor pursuant to Section 9.20. 2. SALE AND PURCHASE OF NOTES. 2.1. Shelf Facility. Pricoa is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Pricoa Affiliates from time to time, the purchase of Shelf Notes by Pricoa Affiliates pursuant to this Agreement. The willingness of Pricoa to consider such purchase of Shelf Notes by Pricoa Affiliates is herein called the “Facility”. At any time, the aggregate principal amount of Shelf Notes stated in Section 1.3, minus (i) the aggregate principal amount of the Shelf Notes purchased and sold pursuant to this Agreement prior to such time and (ii) the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time plus the aggregate principal amount of Accepted Notes the issuance of which is cancelled in accordance herewith, is herein called the “Available Facility Amount” at such time. For purposes of the preceding sentence, all aggregate principal amounts of Shelf Notes and Accepted Notes shall be calculated in U.S. Dollars; with respect to any Shelf Notes denominated or Accepted Notes to be denominated in any Available Currency other than U.S. Dollars, the Dollar Equivalent of such Shelf Notes or Accepted Notes shall be used for such calculation. NOTWITHSTANDING THE WILLINGNESS OF PRICOA TO CONSIDER PURCHASES OF SHELF NOTES BY PRICOA

-5- AFFILIATES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRICOA NOR ANY PRICOA AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRICOA OR ANY PRICOA AFFILIATE. WITH RESPECT TO THIS AGREEMENT, PRICOA IS ACTING SOLELY FOR THE PRICOA AFFILIATES AND IS NEITHER ACTING FOR THE ISSUER NOR SEEKING SUBSCRIBERS NOR PURCHASERS OF ISSUER SECURITIES ON BEHALF OF THE ISSUER. FOR THE AVOIDANCE OF DOUBT, PRICOA IS NOT PROVIDING PLACEMENT OR UNDERWRITING SERVICES TO THE ISSUER. 2.2. Issuance Period. Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (a) the third anniversary of the date of this Agreement (or if such anniversary date is not a New York Business Day, the New York Business Day next preceding such anniversary), (b) the thirtieth day after Pricoa shall have given to the Issuer, or the Issuer shall have given to Pricoa, a written notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day), (c) the last Closing Day after which there is no Available Facility Amount, (d) the termination of the Facility under Section 10 of this Agreement and (e) the acceleration of any Note under Section 10 of this Agreement. The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period”. 2.3. Request for Purchase. The Issuer may from time to time during the Issuance Period make requests for purchases of Shelf Notes (each such request being herein called a “Request for Purchase”). Each Request for Purchase shall be made to Pricoa by email (signed .pdf) or overnight delivery service, and shall (a) specify the currency (which shall be an Available Currency) of the Shelf Notes covered thereby, (b) specify the aggregate principal amount of Shelf Notes covered thereby, which shall not be less than US$10,000,000 in the case of Shelf Notes to be denominated in U.S. Dollars, £10,000,000 in the case of Shelf Notes to be denominated in Sterling, or €10,000,000 in the case of Shelf Notes to be denominated in Euros and not be greater than the Available Facility Amount at the time such Request for Purchase is made, (c) specify the principal amounts, final maturities, principal prepayment dates and amounts and interest payment periods (semi-annually in arrears) of the Shelf Notes covered thereby, (d) specify the use of proceeds of such Shelf Notes, (e) specify the proposed day for the closing of the purchase and sale of such Shelf Notes, which day shall be a Business Day during the Issuance Period not less than 10 days and not more than 25 days after the making of such Request for Purchase, (f) specify the number of the account and the name and address of the depository institution to which the purchase prices of such Shelf Notes are to be transferred on the Closing Day for such purchase and sale, (g) certify that the representations and warranties contained in Section 5 are true on and as of the date of such Request for Purchase (except such representations and warranties that expressly relate to a specific earlier date, in which case such representations and warranties shall have been true as of

-6- such specific earlier date) and that there exists on the date of such Request for Purchase no Event of Default or Default, (h) shall include an undertaking that the proceeds of such Shelf Notes shall be used for the purpose of financing a Hostile Tender Offer, and (i) be substantially in the form of Exhibit 2 attached hereto. Each Request for Purchase shall be in writing signed by the Issuer and shall be deemed made when received by Pricoa. 2.4. Rate Quotes. Not later than five Business Days after the Issuer shall have given Pricoa a Request for Purchase pursuant to Section 2.3, Pricoa may, but shall be under no obligation to, provide to the Issuer by telephone or email (signed .pdf), in each case between 9:30 A.M. and 1:30 P.M. New York City local time (or such later time as Pricoa may elect) interest rate quotes for the several currencies, principal amounts, maturities, principal prepayment schedules, and interest payment periods of Shelf Notes specified in such Request for Purchase (each such interest rate quote provided in response to a Request for Purchase herein called a “Quotation”). Each Quotation shall represent the interest rate per annum payable on the outstanding principal balance of such Shelf Notes at which a Pricoa Affiliate would be willing to purchase such Shelf Notes at 100% of the principal amount thereof. 2.5. Acceptance. Within the Acceptance Window, an Authorized Officer of the Issuer may, subject to Section 2.6, elect to accept on behalf of the Issuer a Quotation as to the aggregate principal amount of the Shelf Notes specified in the related Request for Purchase. Such election shall be made by an Authorized Officer of the Issuer notifying Pricoa by telephone or email (signed .pdf) within the Acceptance Window that the Issuer elects to accept such Quotation, specifying the Shelf Notes (each such Shelf Note being herein called an “Accepted Note” and such acceptance being herein called an “Acceptance”). The day the Issuer notifies Pricoa of an Acceptance with respect to any Accepted Notes is herein called the “Acceptance Day” for such Accepted Notes. Any Quotation as to which Pricoa does not receive an Acceptance within the Acceptance Window shall expire, and no purchase or sale of Shelf Notes hereunder shall be made based on any such expired Quotation. Subject to Section 2.6 and the other terms and conditions hereof, the Issuer agrees to sell to a Pricoa Affiliate, and Pricoa agrees to cause the purchase by a Pricoa Affiliate of, the Accepted Notes at 100% of the principal amount of such Notes, which purchase price shall be paid in the currency in which such Notes are denominated. As soon as practicable following the Acceptance Day, the Issuer and each Pricoa Affiliate which is to purchase any such Accepted Notes will execute a confirmation of such Acceptance substantially in the form of Exhibit 3 attached hereto (herein called a “Confirmation of Acceptance”). If the Issuer should fail to execute and return to Pricoa within three Business Days following the Issuer’s receipt thereof a Confirmation of Acceptance with respect to any Accepted Notes, Pricoa may at its election at any time prior to Pricoa’s receipt thereof cancel the closing with respect to such Accepted Notes by so notifying the Issuer in writing. 2.6. Market Disruption. Notwithstanding the provisions of Section 2.5, any Quotation provided pursuant to Section 2.4 shall expire if prior to the time an Acceptance with respect to such Quotation shall

-7- have been notified to Pricoa in accordance with Section 2.5: (a) in the case of any Shelf Notes, the domestic market for U.S. Treasury securities or derivatives shall have closed or there shall have occurred a general suspension, material limitation, or significant disruption of trading in securities generally on the New York Stock Exchange, the London Stock Exchange or in the domestic market for U.S. Treasury securities or derivatives, or (b) in the case of Shelf Notes to be denominated in a currency other than U.S. Dollars, the markets for the relevant government securities (which in the case of the Euro, shall be the German Bund and in the case of Sterling, shall be U.K. gilt-edged securities) or the Euro Mid-Swap or the spot and forward currency market, the financial futures market or the interest rate swap market shall have closed or there shall have occurred a general suspension, material limitation, or significant disruption of trading. No purchase or sale of Shelf Notes hereunder shall be made based on such expired Quotation. If the Issuer thereafter notifies Pricoa of the Acceptance of any such Quotation, such Acceptance shall be ineffective for all purposes of this Agreement, and Pricoa shall promptly notify the Issuer that the provisions of this Section 2.6 are applicable with respect to such Acceptance. 2.7. Fees. (a) Structuring Fee. In consideration for the time, effort and expense involved in the preparation, negotiation and execution of this Agreement, at the time of the execution and delivery of this Agreement by the Issuer, the Parent Guarantor, the Original Subsidiary Guarantors, the Original Purchasers and Pricoa, the Issuer will pay to Pricoa or, if directed, a Pricoa Affiliate in immediately available funds, a fee (herein called the “Structuring Fee”) in the amount of US$50,000 as directed by Pricoa. (b) Delayed Delivery Fee. If the closing of the purchase and sale of any Accepted Note is delayed for any reason beyond the original Closing Day for such Accepted Note, the Issuer will pay to each Purchaser which shall have agreed to purchase such Accepted Note on the Cancellation Date or actual closing date of such purchase and sale, an amount (herein called the “Delayed Delivery Fee”) equal to: (i) in the case of an Accepted Note denominated in U.S. Dollars, the product of (A) the amount determined by Pricoa to be the amount by which the bond equivalent yield per annum of such Accepted Note exceeds the investment rate per annum on an alternative Dollar investment of the highest quality selected by Pricoa and having a maturity date or dates the same as, or closest to, the Rescheduled Closing Day from time to time fixed for the delayed delivery of such Accepted Note, (B) the principal amount of such Accepted Note, and (C) a fraction the numerator of which is equal to the number of actual days elapsed from and including the original Closing Day for such Accepted Note to but excluding the date of such payment, and the denominator of which is 360; and (ii) in the case of an Accepted Note denominated in a currency other than U.S. Dollars, the sum of (A) the product of (x) the amount by which the bond equivalent yield per annum of such Accepted Note exceeds the arithmetic average of the Overnight Interest Rates on each day from and including the original Closing Day for such Accepted Note, (y) the principal amount of such Accepted Note, and (z) a fraction the numerator of which is equal to the number of actual

-8- days elapsed from and including the original Closing Day for such Accepted Note to but excluding the date of such payment, and the denominator of which is 360 (in case of any Accepted Note denominated in Euro) or 365 (in the case of any Accepted Note denominated in Sterling) and (B) the costs and expenses (if any) incurred by such Purchaser or its affiliates with respect to any interest rate, currency exchange or similar agreement entered into by the Purchaser or any such affiliate in connection with the delayed closing of such Accepted Notes. In no case shall the Delayed Delivery Fee be less than zero. The Delayed Delivery Fee shall be paid in the currency in which the Accepted Notes are denominated. Nothing contained herein shall obligate any Purchaser to purchase any Accepted Note on any day other than the Closing Day for such Accepted Note, as the same may be rescheduled from time to time in compliance with Section 3.4. (c) Cancellation Fee. If the Issuer at any time notifies Pricoa in writing that the Issuer is canceling the closing of the purchase and sale of any Accepted Note, or if Pricoa notifies the Issuer in writing under the circumstances set forth in the last sentence of Section 2.5 or the penultimate sentence of Section 3.3 that the closing of the purchase and sale of such Accepted Note is to be canceled, or if the closing of the purchase and sale of such Accepted Note is not consummated on or prior to the last day of the Issuance Period (the date of any such notification, or the last day of the Issuance Period, as the case may be, being herein called the “Cancellation Date”), the Issuer will pay to each Purchaser which shall have agreed to purchase such Accepted Note no later than one day after the Cancellation Date in immediately available funds an amount (the “Cancellation Fee”) equal to: (i) the product of (A) with respect to any Accepted Notes other than Non-Dollar Natural Currency Accepted Notes, the Dollar Equivalent of the principal amount of such Accepted Note, or with respect to any Non-Dollar Natural Currency Accepted Notes, the principal amount of such Accepted Note and (B) the quotient (expressed in decimals) obtained by dividing (y) the excess of the ask price (as determined by Pricoa) of the Hedge Treasury Note(s) on the Cancellation Date over the bid price (as determined by Pricoa) of the Hedge Treasury Note(s) on the Acceptance Day for such Accepted Note by (z) such bid price, with the foregoing bid and ask prices as reported by TradeWeb Group LLC or any publicly available source of such market data selected by Pricoa, and rounded to the second decimal place; plus (ii) in the case of an Accepted Note denominated in a currency other than U.S. Dollars and which is not a Non-Dollar Natural Currency Accepted Note, the aggregate of all unwinding costs incurred by such Purchaser or its affiliates on positions executed by or on behalf of such Purchaser or such affiliates in connection with the proposed lending in such currency and setting the coupon in such currency, including replacement positions entered into for purposes of achieving short form hedge account treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 815, provided, however, that any gain realized upon the unwinding of any such

-9- positions shall be offset against any such unwinding costs. Such positions include (without limitation) currency and interest rate swaps, futures and forwards, government bond (including U.S. Treasury bond) hedges and currency exchange contracts, all of which may be subject to substantial price volatility. Such costs may also include (without limitation) losses incurred by such Purchaser or its affiliates as a result of fluctuations in exchange rates. All unwinding costs incurred by such Purchaser shall be determined by Pricoa or its affiliate in accordance with generally accepted financial practice. In no case shall the Cancellation Fee be less than zero. 3. CLOSING. 3.1. Second Restatement Closing. The closing of the amendment and restatement of the First Amended and Restated Note Purchase Agreement, the Existing Series B Notes and the Existing Series C Notes as contemplated by this Agreement (the “Second Restatement Closing”) shall occur at the offices of Morgan Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, and shall become effective as of October 26, 2021 (the “Second Restatement Closing Date”) upon the fulfillment of the conditions specified with respect to the Second Restatement Closing in Section 4 to the satisfaction of Pricoa and each Original Purchaser. 3.2. Shelf Closings. Not later than 11:00 A.M. (London time) on the Closing Day for any Accepted Notes, the Issuer will deliver to each Purchaser listed in the Confirmation of Acceptance relating thereto at the offices of Pricoa Private Capital, Two Prudential Plaza, Suite 5600, Chicago, Illinois 60601, Attention: Law Department or at such other place pursuant to the directions of Pricoa, the Accepted Notes to be purchased by such Purchaser in the form of one or more Notes in authorized denominations as such Purchaser may request for each Series of Accepted Notes to be purchased on such Closing Day, dated the Closing Day and registered in such Purchaser’s name (or in the name of its nominee), against payment of the purchase price thereof by transfer of immediately available funds for credit to the Issuer’s account specified in the Request for Purchase of such Notes. 3.3. Rescheduled Shelf Closings. If the Issuer fails to tender to any Purchaser the Accepted Notes to be purchased by such Purchaser on the scheduled Closing Day for such Accepted Notes as provided above in Section 3.2, or any of the conditions specified in Section 4 with respect to purchases of Notes shall not have been fulfilled by the time required on such scheduled Closing Day, the Issuer shall, prior to 1:00 P.M., London time, on such scheduled Closing Day notify Pricoa (which notification shall be deemed received by each Purchaser) in writing whether (a) such closing is to be rescheduled (such rescheduled date to be a Business Day during the Issuance Period not less than one Business Day and not more than 10 Business Days after such scheduled Closing Day (the “Rescheduled Closing Day”)) and certify to Pricoa (which certification shall be for the benefit of each Purchaser) that the Issuer reasonably believes that it will be able to comply with the

-10- conditions set forth in Section 4 with respect to purchases of Notes on such Rescheduled Closing Day and that the Issuer will pay the Delayed Delivery Fee in accordance with Section 2.7(b) or (b) such closing is to be canceled. If a Rescheduled Closing Day is established in respect of Notes denominated in a currency other than U.S. Dollars, such Notes shall have the same maturity date, principal prepayment dates and amounts and interest payment dates as originally scheduled. In the event that the Issuer shall fail to give such notice referred to in the second preceding sentence, Pricoa (on behalf of each Purchaser) may at its election, at any time after 1:00 P.M., London time, on such scheduled Closing Day, notify the Issuer in writing that such closing is to be canceled. Notwithstanding anything to the contrary appearing in this Agreement, the Issuer may not elect to reschedule a closing with respect to any given Accepted Notes on more than one occasion, unless Pricoa shall have otherwise consented in writing. 4. CONDITIONS TO CLOSING. The effectiveness of the Second Restatement Closing is subject to the fulfillment of the following conditions to the satisfaction of Pricoa and each Original Purchaser: (a) Pricoa and each Original Purchaser shall have received a true and correct copy of the fully executed Bank Facilities Agreement, which shall be in form and substance satisfactory to the Purchasers and dated on or prior to the Second Restatement Closing Date (and by providing such copy to Pricoa and the Original Purchasers, the Issuer shall be deemed to have certified to Pricoa and the Original Purchasers that such copy is true and correct); (b) the Facility under the Bank Facilities Agreement is available for Utilisation by a Borrower and there is nothing that would prevent or restrict a Utilisation by a Borrower of any undrawn amounts under the Facility (each capitalized term in this paragraph (b) having the meaning set out in the Bank Facilities Agreement); (c) in connection with the release of Luxfer Canada from its obligations as a Subsidiary Guarantor under the Luxfer Canada Joinder, the Luxfer Canada Guarantee and any other Note Document entered into by it, the Parent Guarantor shall comply with the requirements of Section 9.31(e) of the First Amended and Restated Note Purchase Agreement, including, without limitation, delivery to each holder of Notes of an Officer’s Certificate of the Parent Guarantor in accordance with Section 9.31(e)(iii) of the First Amended and Restated Note Purchase Agreement; (d) Pricoa and each Original Purchaser shall have received opinions, dated the Second Restatement Closing Date (a) from (i) DLA Piper UK LLP, English counsel for the Obligors and (ii) DLA Piper UK LLP, U.S. counsel for the Obligors, in the respective forms set forth in Exhibits 4(a)(i) and 4(a)(ii), in each case without any changes from such forms unless such changes have been approved by Pricoa and the Original Purchasers (and the Obligors hereby instruct their counsel to deliver such opinions to Pricoa and the Original Purchasers), and (b) from Morgan, Lewis & Bockius LLP, Pricoa’s and the Original Purchasers’ U.S. special counsel in connection with such transactions, in form and substance reasonably satisfactory to Pricoa and each such

-11- Original Purchaser and covering such other matters incident to such transactions as Pricoa or such Original Purchaser may reasonably request; (e) no Default or Event of Default shall have occurred and be continuing under the First Amended and Restated Note Purchase Agreement or will result from the Second Restatement Closing; (f) the representations and warranties of the Obligors in this Agreement shall be correct as of the date of this Agreement and at the time of the Second Restatement Closing; (g) without limiting the provisions of Section 16.1, the Issuer shall have paid by wire transfer in immediately available funds (i) the Structuring Fee due pursuant to Section 2.7(a) and (ii) the fees, charges and disbursements of Pricoa’s and such Original Purchasers’ special counsel, Morgan, Lewis & Bockius LLP, to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the Second Restatement Closing Date; (h) each Original Purchaser shall have received a fully executed copy of each Series B Note and each Series C Note held by it, substantially in the form set out in Exhibits 1(a) and (b), respectively; (i) Pricoa and each Original Purchaser shall have received from each Obligor a certificate of its Secretary or an Assistant Secretary or a director or other appropriate Person, dated the Second Restatement Closing Date, certifying (A) as to the resolutions of the board of directors and shareholders of such Person attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the other Note Documents to which it is a party being delivered at the Second Restatement Closing, (B) as to the constitutive documents of such Person attached thereto, and (C) to the incumbency and specimen signature of each Person authorized by the resolutions referred to in clause (A) above to execute this Agreement and such other Note Documents; and (j) Pricoa and each Original Purchaser shall have received a written confirmation from the Parent Guarantor and each Subsidiary Guarantor (in substantially the form set forth as Exhibit 4(j)) that it (a) confirms its acceptance of this Agreement and the amendments to the First Amended and Restated Note Purchase Agreement, the Existing Series B Notes and the Existing Series C Notes (including without limitation the establishment of the Facility), (b) agrees that it is bound as a Guarantor by the terms of this Agreement, any Joinder Agreement and any English Guarantee applicable to that Guarantor, (c) confirms that its guarantee continues in full force and effect on the terms of this Agreement, any Joinder Agreement and any English Guarantee applicable to that Guarantor, and (d) confirms that its guarantee extends to the obligations of the Obligors under the Note Documents (including without limitation any Shelf Notes issued pursuant to this Agreement and any Request for Purchase which is the subject of a Confirmation of Acceptance), in each case, subject to any limitations set out in this Agreement and any relevant Joinder Agreement or English Guarantee applicable to that Guarantor,

-12- and the Issuer shall have provided to Pricoa and each Original Purchaser an Officer’s Certificate confirming that the foregoing conditions have been satisfied. In addition, and subject to the effectiveness of the Second Restatement Closing in accordance with the foregoing paragraph, each Purchaser’s obligation to purchase and pay for the Shelf Notes to be sold to such Purchaser at the Shelf Closing for such Shelf Notes is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Shelf Closing, of the following conditions: 4.1. Representations and Warranties. The representations and warranties of the Obligors in this Agreement shall be correct when made and at the time of the applicable Closing. 4.2. Performance; No Default. Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.28(b)) no Default or Event of Default shall have occurred and be continuing. 4.3. Compliance Certificates. (a) Officer’s Certificates. Each of the Issuer and the Parent Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled. (b) Secretary’s or Director’s Certificates. Each of the Issuer and the Parent Guarantor shall have delivered to such Purchaser a certificate of its Secretary or an Assistant Secretary or a director or other appropriate Person, dated the date of such Closing, certifying (A) as to the resolutions of the board of directors and shareholders of such Person attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Note Documents to which it is a party, (B) constitutive documents of such Person, and (C) to the incumbency and specimen signature of each Person authorized by the resolutions referred to in clause (A) above to execute the Note Documents. 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) from (i) DLA Piper UK LLP, English counsel for the Obligors, substantially in the form set forth in Exhibit 4.4(a)(i) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request, (ii) DLA Piper UK LLP, U.S. counsel for the Obligors, substantially in the form set forth in Exhibit 4.4(a)(ii) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request, and (iii) to the extent applicable, opinions addressed to or capable of being relied upon by the applicable

-13- Purchasers, in form and substance satisfactory to such Purchasers, in respect of (A) any Obligor incorporated or organized in a jurisdiction other than England and Wales, the State of Delaware, or the State of New York and (B) any Note Document expressed as being governed by the laws of a jurisdiction other than England and Wales, the State of Delaware or the State of New York (and the Obligors hereby instruct their counsel to deliver such opinions to the Purchasers), and (b) from Morgan, Lewis & Bockius LLP, the Purchasers’ special counsel in connection with such transactions, in form and substance reasonably satisfactory to such Purchaser and covering such other matters incident to such transactions as such Purchaser may reasonably request. 4.5. Purchase Permitted by Applicable Law, etc. On the date of such Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted. 4.6. Sale of Other Notes. Contemporaneously with such Closing, the Issuer shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at such Closing as specified in the applicable Confirmation of Acceptance. 4.7. Payment of Fees. (a) Without limiting the provisions of Section 16.1, the Issuer shall have paid to Pricoa and each Purchaser on or before such Closing any fees due it pursuant to or in connection with this Agreement, including any Delayed Delivery Fee due pursuant to Section 2.7(b). (b) Without limiting the provisions of Section 16.1, the Issuer shall have paid on or before such Closing the reasonable fees, charges and disbursements of Pricoa’s and the Purchasers’ special counsel referred to in Section 4.4(b) (and, if reasonably required, any local counsels engaged by Pricoa and the Purchasers in connection with the Note Documents) to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to such Closing. 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for such Notes.

-14- 4.9. Changes in Corporate Structure. Neither the Parent Guarantor, the Issuer nor any of the Subsidiary Guarantors shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Section 5.12, except pursuant to a transaction permitted by Section 9.7 hereof and which is set forth in the applicable Request for Purchase. 4.10. Acceptance of Appointment to Receive Service of Process. Such Purchaser shall have received evidence of the acceptance by the Issuer of the appointment and designation provided for by Section 23.8(e) for the period from the date of such Closing to the date which is one year after maturity of the longest-dated Notes (and the payment in full of all fees in respect thereof). 4.11. Confirmation of Guarantees. At such Closing such Purchaser shall have received a written confirmation from the Parent Guarantor and each Subsidiary Guarantor (in substantially the form set forth as Exhibit 4.11 hereto) (each, a “Confirmation of Guarantee”) that the guarantee given pursuant to this Agreement, any applicable Joinder Agreement and/or any applicable English Guarantee or other guarantee agreement remains in full force and effect and its guarantee granted thereunder extends to the Issuer’s obligations under the Notes which are the subject of that Closing. 4.12. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. 5. REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS. Pricoa, the Purchasers and the holders of the Notes recognize and acknowledge that the Issuer may supplement the following representations and warranties in this Section 5, including the Schedules related thereto, pursuant to a Request for Purchase that is subject to a Confirmation of Acceptance; provided that no such supplement or any representation or warranty applicable to any particular Closing Day shall change or otherwise modify or be deemed or construed to change or otherwise modify any representation or warranty given on any other Closing Day or any determination of the falseness or inaccuracy thereof pursuant to Section 10(d). Each Obligor jointly and severally represents and warrants to Pricoa and each applicable Purchaser that:

-15- 5.1. Status. (a) It and each of its Subsidiaries is a limited liability company or corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted. 5.2. Binding Obligations. Subject to the Legal Reservations, the obligations expressed to be assumed by it in each Note Document to which it is a party are legal, valid, binding and enforceable obligations. 5.3. Non-conflict with Other Obligations. The entry into and performance by it of, and the transactions contemplated by, the Note Documents do not and will not conflict with: (a) any law or regulation applicable to it; (b) the constitutional documents of any member of the Group; or (c) any agreement or instrument binding upon it or any member of the Group or any of its or any member of the Group’s assets or constitute a default or termination event (however described) under any such agreement or instrument unless such conflict, default or termination event would not have or is not reasonably likely to have a Material Adverse Effect. 5.4. Power and Authority. (a) It has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, the Note Documents to which it is or will be a party and the transactions contemplated by such Note Documents. (b) No limit on its powers will be exceeded as a result of the borrowing or giving of guarantees or indemnities contemplated by the Note Documents to which it is a party. 5.5. Validity and Admissibility in Evidence. (a) All Authorizations required:

-16- (i) to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Note Documents to which it is a party including, without limitation, any Authorizations required in connection with the obtaining of the Applicable Currency to make payments under this Agreement or the Notes and the payment of such Applicable Currency to Persons resident in the United States of America; and (ii) to make the Note Documents to which it is a party admissible in evidence in its Relevant Jurisdictions, have been obtained or effected and are in full force and effect. (b) All Authorizations necessary for the conduct of the business, trade and ordinary activities of the members of the Group have been obtained or effected and are in full force and effect if failure to obtain or effect those Authorizations has or is reasonably likely to have a Material Adverse Effect. 5.6. Governing Law and Enforcement. (a) The choice of governing law of the Note Documents will be recognized and enforced in its Relevant Jurisdictions. (b) Any judgment obtained in relation to a Note Document in the jurisdiction of the governing law of that Note Document will be recognized and enforced in its Relevant Jurisdictions. 5.7. Insolvency. (a) No: (i) corporate action, legal proceeding or other procedure or step described in Section 10(g)(i); or (ii) creditors’ process described in Section 10(h), has been taken or, so far as it is aware, threatened in relation to an Obligor or a Material Subsidiary. (b) No corporate action, legal proceeding or other procedure or step described in Section 10(g)(ii) has been taken or, so far as it is aware, threatened in relation to the Issuer or any other Obligor or Material Subsidiary incorporated in the United States of America. (c) None of the circumstances described in Section 10(f) applies to an Obligor or a Material Subsidiary.

-17- 5.8. No Filing or Stamp Taxes. Under the laws of its Relevant Jurisdiction it is not necessary that the Note Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Note Documents or the transactions contemplated by the Note Documents. 5.9. Deduction of Tax. No liability for any Tax, directly or indirectly, imposed, assessed, levied or collected by or for the account of any Governmental Authority of the United Kingdom or any political subdivision thereof will be incurred by any Obligor or any holder of a Note as a result of the execution or delivery of any Note Document and no deduction or withholding in respect of Taxes imposed by or for the account of the United Kingdom or, to the knowledge of the Obligors, any other Taxing Jurisdiction, is required to be made from any payment by any Obligor under any Note Document to any Purchaser except for any such liability, withholding or deduction imposed, assessed, levied or collected by or for the account of any such Governmental Authority of the United Kingdom arising out of circumstances described in clause (a), (b) or (c) of Section 12. 5.10. No Default. (a) No Default or Event of Default is continuing or is reasonably likely to result from the issuance of the Notes or the entry into, the performance of, or any transaction contemplated by, any Note Document. (b) No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries’) assets are subject which has or is reasonably likely to have a Material Adverse Effect. 5.11. No Misleading Information. (a) All factual information contained in the Note Documents and the documents, certificates or other writings delivered to Pricoa and the applicable Purchasers by or on behalf of the Obligors in connection with the transactions contemplated hereby and the financial statements referred to in Section 5.12 prior to the Second Restatement Closing Date, in the case of the Second Restatement Closing, or prior to the date of the applicable Quotation, in the case of any Shelf Notes (the Note Documents, such documents, certificates or other writings and such financial statements delivered to Pricoa and each applicable Purchaser with respect to the transactions contemplated by the Second Restatement Closing or the applicable purchase of Notes being referred to, collectively, as the “Disclosure Documents”) was true and accurate in all material respects as at the date of the relevant report or document containing the information or (as the case may be) as at the date the information is expressed to be given.

-18- (b) Any financial projection or forecast contained in the Disclosure Documents has been prepared on the basis of recent historical information and on the basis of reasonable assumptions and was fair (as at the date of the relevant report or document containing the projection or forecast) and arrived at after careful consideration (it being acknowledged by Pricoa and the applicable Purchasers that financial projections or forecasts are subject to uncertainties and contingencies and no representation or warranty is given that such financial projections or forecasts will be realized). (c) The expressions of opinion or intention provided by or on behalf of an Obligor for the purposes of the Disclosure Documents were made after careful consideration and (as at the date of the relevant report or document containing the expression of opinion or intention) were fair and based on reasonable grounds. (d) No event or circumstance has occurred or arisen and no information has been omitted from the Disclosure Documents and no information has been given or withheld that results in the information, opinions, intentions, forecasts or projections contained in the Disclosure Documents being untrue or misleading in any material respect as of the date they were provided. (e) All material information provided to Pricoa or a Purchaser by or on behalf of the Group on or before the Second Restatement Closing Date or the date of the applicable Quotation and not superseded before that date (whether or not contained in the Disclosure Documents) is accurate and not misleading in any material respect and all projections provided to Pricoa or any Purchaser on or before the Second Restatement Closing Date or the date of the applicable Quotation have been prepared in good faith on the basis of assumptions which were reasonable at the time at which they were prepared and supplied. (f) All other written information provided by any Obligor to Pricoa or a Purchaser on or before the Second Restatement Closing Date or the date of the applicable Quotation in connection with the transactions contemplated hereby was true, complete and accurate in all material respects as at the date it was provided and is not misleading in any material respect. (g) Except as disclosed in the Disclosure Documents, in the case of any Series of Shelf Notes, there has been no change in the financial condition, operations, business, properties or prospects of the Parent Guarantor or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (h) There is no fact known to any Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. 5.12. Financial Statements. (a) The Issuer has delivered to Pricoa and each applicable Purchaser copies of the following financial statements of the Parent Guarantor and its Subsidiaries (the

-19- “Specified Financial Statements”): (i) (x) the Parent Guarantor’s audited consolidated profit and loss accounts, balance sheets and cashflow statements and (y) the consolidated profit and loss accounts, balance sheets and cashflow statements (consolidated if appropriate) of each other Obligor (audited where required under the Relevant Jurisdiction), in each case for each of the three Financial Years most recently completed prior to the date as of which this representation is made or repeated (other than Financial Years completed within 180 days prior to such date for which audited financial statements have not been released), and (ii) the consolidated unaudited quarterly financial statements as at the end of the Financial Quarter (if any) most recently completed prior to such date and after the end of the last Financial Year referenced in clause (i) above (other than Financial Quarters completed within 75 days (or such shorter period as may apply in accordance with Section 7.1(a)), prior to such date for which financial statements have not been released). (b) Its Specified Financial Statements were prepared in accordance with the Accounting Principles consistently applied. (c) Its unaudited Specified Financial Statements fairly represent its financial condition and results of operations for the relevant period in accordance with the basis of preparation and Accounting Principles unless expressly disclosed to the Purchasers in writing to the contrary prior to the date of this Agreement. (d) Its audited Specified Financial Statements give a true and fair view of its financial condition and results of operations during the relevant Financial Year. (e) There has been no material adverse change in its assets, business or financial condition (or the assets, business or consolidated financial condition of the Group, in the case of the Parent Guarantor) since the end of the most recent Financial Year for which audited financial statements have been furnished pursuant to Section 5.12(a). (f) The Specified Financial Statements of the Parent Guarantor do not consolidate the results, assets or liabilities of any Person or business which does not form part of the Group (other than in respect of any joint venture) as at the Second Restatement Closing Date or the date of the applicable Quotation. 5.13. No Proceedings Pending or Threatened. (a) No litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency which, if adversely determined, are reasonably likely to result in liabilities to it or any of its Subsidiaries (whether actual or contingent) which has or is reasonably likely to have a Material Adverse Effect have (so far as it is aware) been started or threatened against it or any of its Subsidiaries. (b) No labor disputes are current or, so far as it is aware, threatened against any member of the Group which have or are reasonably likely to result in liabilities to it or any of its Subsidiaries which has or is reasonably likely to have a Material Adverse Effect.

-20- 5.14. No Breach of Laws. It has not (and none of its Subsidiaries has) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect. 5.15. Environmental Laws. (a) It and each of its Subsidiaries is in compliance with Section 9.4 and, so far as it is aware, no circumstances have occurred which would prevent such compliance in a manner or to an extent which has or is reasonably likely to result in a Material Adverse Effect. (b) No Environmental Claim has been commenced or, so far as it is aware, is threatened against any member of the Group where that claim has or is reasonably likely, if determined against that member of the Group, to result in a Material Adverse Effect. (c) The cost to the Group of compliance with Environmental Laws (including Environmental Permits) is, so far as it is aware, adequately provided for in the most recent audited Specified Financial Statements of the Parent Guarantor. 5.16. Taxation. (a) It is not (and none of its Subsidiaries is) materially overdue in the filing of any Tax returns and it is not (and none of its Subsidiaries is) overdue in the payment of any amount in respect of Tax. (b) No claims or investigations are being, or are reasonably likely to be, made or conducted against it (or any of its Subsidiaries) with respect to Taxes such that a liability of, or claim against, any member of the Group which would have or is reasonably likely to have a Material Adverse Effect. (c) It is resident for Tax purposes only in the jurisdiction of its incorporation. 5.17. Security and Financial Indebtedness. (a) No Security or Quasi-Security exists over all or any of the present or future assets of any member of the Group other than as permitted by this Agreement. (b) No member of the Group has any Financial Indebtedness outstanding other than as permitted by this Agreement. With respect to the Second Restatement Closing only, Schedule 5.17 (or as such Schedule 5.17 may be updated by the Issuer pursuant to a Request for Purchase delivered pursuant to Section 2.3) sets forth a complete and correct list of each item of Financial Indebtedness of the Group outstanding as of October 20, 2021 (or in the case of any updated Schedule 5.17 delivered pursuant to a Request for Purchase, the date specified thereon) (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any guarantees thereof), since which date there has been no Material change in the amounts, interest

-21- rates, sinking funds, installment payments or maturities of the Financial Indebtedness of any member of the Group. 5.18. Ranking. Any unsecured and unsubordinated claims of a holder against any Obligor under the Note Documents will rank at least pari passu with the claims of all of such Obligor’s other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies. 5.19. Good Title to Assets. It and each of its Subsidiaries has a good, valid and marketable title to, or valid leases or licenses of, and all appropriate Authorizations to use, the assets necessary to carry on its business as presently conducted. 5.20. Shares. There are no agreements in force which provide for the issue, allotment or transfer of, or grant any Person the right to call for the issue, allotment or transfer of, any share or loan capital of any member of the Group (including any option or right of pre-emption or conversion) other than pursuant to the Share Option Documents. 5.21. Intellectual Property. It and each of its Subsidiaries: (a) is the sole legal and beneficial owner of or has licensed to it on normal commercial terms all the Intellectual Property which is material in the context of its business and which is required by it in order to carry on its business as it is being conducted and as it is contemplated, to be conducted, and where the Intellectual Property is licensed to it, that license has not been breached in any material respect or terminated by any party; (b) does not, in carrying on its businesses, infringe any Intellectual Property of any third party in any respect which has or is reasonably likely to have a Material Adverse Effect; and (c) has taken all formal or procedural actions (including payment of fees) required to maintain any Intellectual Property owned by it which is required by it in order to carry on its business as it is being conducted and as it is contemplated to be conducted. 5.22. Group Structure Chart and Other Group Information. (a) The group structure chart contained in Schedule 5.22 (the “Group Structure Chart”) is true, complete and accurate in all material respects. Schedule 5.22 contains complete and correct lists of (i) each member of the Group, including its current name and company registration number, jurisdiction of incorporation and/or

-22- establishment, the percentage of shares of each class of its capital stock or similar equity interests owned by the Parent Guarantor and each other Subsidiary and whether such member of the Group is an Obligor, (ii) the Material Subsidiaries, (iii) the Parent Guarantor’s Affiliates, other than Subsidiaries, and (iv) the Parent Guarantor’s directors and senior officers. (b) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the Bank Facilities Agreement and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent Guarantor, the Issuer or any of their respective Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary. 5.23. Obligors. (a) Each Subsidiary of the Parent Guarantor incorporated in the United Kingdom (other than a Dormant Subsidiary, Lumina Trustee Limited and Luxfer Group UK Pension Trustee Limited) and each Material Company incorporated in any other jurisdiction is an Obligor on the Second Restatement Closing Date. Each member of the Group which is a borrower, guarantor or otherwise obligated under the Bank Facilities Agreement is an Obligor. (b) The aggregate: (i) earnings before interest, tax, depreciation and amortization (calculated on the same basis as EBITDA) of the Obligors equals or exceeds 75% of the Consolidated EBITDA of the Group; and (ii) gross assets of the Obligors (calculated in accordance with the Accounting Principles) represent at least 75% of the Consolidated Gross Assets of the Group. 5.24. Accounting Reference Date. The Accounting Reference Date of each member of the Group is December 31. 5.25. Centre of Main Interests and Establishments. In respect of any Obligor incorporated in the European Union, for the purposes of The European Union Regulation No. 2015/848 on Insolvency Proceedings (recast) (the “Regulation”), its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in its jurisdiction of incorporation and it has no “establishment” (as that term is used in Article 2(10) of the Regulation) in any other jurisdiction. 5.26. Dormant Companies. There are no Dormant Subsidiaries.

-23- 5.27. No Adverse Consequences. (a) It is not necessary under the laws of its Relevant Jurisdictions: (i) in order to enable any holder to enforce its rights under any Note Document; or (ii) by reason of the execution of any Note Document or the performance by it of its obligations under any Note Document, that Pricoa or any Purchaser or other holder should be licensed, qualified or otherwise entitled to carry on business in any of its Relevant Jurisdictions. (b) Neither Pricoa nor any Purchaser or other holder is or will be deemed to be resident, domiciled or carrying on business in its Relevant Jurisdictions by reason only of the execution, performance and/or enforcement of any Note Document. 5.28. U.S. Regulations. (a) Employee Benefit Plans (i) The Parent Guarantor, the Issuer and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the Parent Guarantor, the Issuer nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Internal Revenue Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Parent Guarantor, the Issuer or any ERISA Affiliate, or in the imposition of any Security on any of the rights, properties or assets of the Parent Guarantor, the Issuer or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Internal Revenue Code or to any such penalty or excise tax provisions under the Internal Revenue Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Security as would not be individually or in the aggregate Material. (ii) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than US$6,000,000 in the aggregate for all Plans. The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan that is funded, determined as of the end of the

-24- Issuer’s most recently ended fiscal year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities by more than US$46,000,000. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA. (iii) The Parent Guarantor, the Issuer and each of their ERISA Affiliates have not incurred (i) withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material or (ii) any obligation in connection with the termination of or withdrawal from any Non- U.S. Plan that individually or in the aggregate are Material. (iv) The expected postretirement benefit obligation (determined as of the last day of the Parent Guarantor’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Internal Revenue Code) of the Parent Guarantor and its Subsidiaries is not Material. (v) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Internal Revenue Code. The representation by each Obligor to each Purchaser in the first sentence of this Section 5.28(a)(v) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser. (vi) All Non-U.S. Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto, except where failure so to comply could not be reasonably expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Non-U.S. Plan documents or applicable laws to be paid or accrued by the Parent Guarantor and its Subsidiaries have been paid or accrued as required, except where failure so to pay or accrue could not be reasonably expected to have a Material Adverse Effect. (b) Use of Proceeds; Margin Regulations The Issuer will apply the proceeds of the sale of the Shelf Notes as set forth in the applicable Request for Purchase. None of the proceeds of the sale of any Shelf Notes will be used to finance a Hostile Tender Offer. No part of the proceeds from the sale of any Notes hereunder were or will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or

-25- carrying or trading in any securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Group and none of the Obligors has any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U. (c) Other U.S. Regulation No Obligor or any Affiliate of an Obligor is: (i) a public utility within the meaning of, or subject to regulation under, the United States Federal Power Act of 1920, (ii) an investment company or a company controlled by an investment company within the meaning of the United States Investment Company Act of 1940, (iii) subject to regulation under the ICC Termination Act of 1995, as amended, or (iv) subject to regulation under any United States federal or state law or regulation that limits its ability to incur or guarantee indebtedness. 5.29. Sanctions. (a) Neither the Parent Guarantor nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by any Sanctions Laws. (b) Neither the Parent Guarantor nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Parent Guarantor’s knowledge, is under investigation by any Governmental Authority for possible violation of any Sanctions Laws, Anti-Money Laundering Laws or Anti- Corruption Laws. (c) No part of the proceeds from the sale of any Notes hereunder: (i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Parent Guarantor or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any Sanctions Laws or (C) otherwise in violation of any Sanctions Laws;

-26- (ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or (iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws. (d) The Parent Guarantor has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Parent Guarantor and each Controlled Entity is and will continue to be in compliance with all applicable Sanctions Laws, Anti-Money Laundering Laws and Anti- Corruption Laws. 5.30. Private Offering. None of the Obligors nor anyone acting on their behalf has offered the Notes, the Unconditional Guarantee or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers, each of which has been offered the Notes and the Unconditional Guarantee at a private sale for investment. None of the Obligors nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the Unconditional Guarantee to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction. 6. REPRESENTATIONS OF THE PURCHASERS. 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution or resale thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act or any state or other securities law, that the Notes have been and are being issued by the Issuer in transactions exempt from the registration requirements of the Securities Act and that the Notes may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration under the Securities Act is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes. Each Purchaser is an “accredited investor” as defined in Regulation D promulgated by the Securities Act. Each Purchaser represents that (a) it is a sophisticated institutional investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Notes, (b) it has been furnished with or has had access to the information it has requested from the Issuer and its Affiliates and has had an opportunity to discuss with the management of the Issuer and its Affiliates the business and financial affairs of the Issuer and its

-27- Subsidiaries and (c) it must bear the economic risk of its investment in the Notes for an indefinite period of time because the Notes will not be registered under the Securities Act or any applicable state securities laws. 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Parent Guarantor in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the

-28- QPAM maintains an ownership interest in the Parent Guarantor that would cause the QPAM and the Parent Guarantor to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Parent Guarantor in writing pursuant to this clause (d); or (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Parent Guarantor and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Parent Guarantor in writing pursuant to this clause (e); or (f) the Source is a governmental plan; or (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Parent Guarantor in writing pursuant to this clause (g); or (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA. As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA. 7. INFORMATION AS TO THE OBLIGORS. 7.1. Financial and Business Information. The Parent Guarantor shall deliver to Pricoa and each holder of Notes that is an Institutional Investor (and for purposes of this Agreement the information required by this Section 7.1 shall be deemed delivered on the date of delivery of such information in the English language or the date of delivery of an English translation thereof): (a) Quarterly Statements -- promptly after the same are available and in any event within 75 days after the end of each Financial Quarter (or such shorter period as is the date by which such financial statements are required to be delivered under any Principal Lending Facility or the date on which such financial statements are delivered

-29- under any Principal Lending Facility if such delivery occurs earlier than such required delivery date), a duplicate copy of the Parent Guarantor’s management financial statements on a consolidated basis for that Financial Quarter and for the Financial Year to date (including a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such Financial Quarter, consolidated profit and loss account, changes in shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries, for such Financial Quarter and (in the case of the second and third Financial Quarters) for the portion of the Financial Year ending with such Financial Quarter), and setting forth in each case in comparative form the figures for the corresponding period in the previous Financial Year, all in reasonable detail, prepared in accordance with Accounting Principles applicable to interim financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments); (b) Annual Statements -- promptly after the same are available and in any event within 180 days after the end of each Financial Year (or, if earlier, the date on which such financial statements are delivered under any Principal Lending Facility), a duplicate copy of: (i) its audited consolidated profit and loss accounts, balance sheets and cashflow statements for that Financial Year, and (ii) the consolidated profit and loss accounts, balance sheets and cashflow statements (consolidated if appropriate) of each other Obligor (audited where required under the Relevant Jurisdiction) for that Financial Year, setting forth in each case in comparative form the figures for the previous Financial Year, all in reasonable detail, prepared by the Group’s Auditors in accordance with Accounting Principles, and accompanied by an opinion thereon of the Group’s Auditors, which opinion shall state that such financial statements give a true and fair view of the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with Accounting Principles, and that the examination of the Group’s Auditors in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, circular, notice or proxy statement or similar document or any other material document sent by the Parent Guarantor or any Subsidiary to any lender(s) under any Principal Lending Facility (excluding information sent to such lender(s) in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Parent Guarantor or any Subsidiary with the Securities and Exchange Commission or any similar Governmental Authority or securities exchange and of all

-30- press releases and other statements made available generally by the Parent Guarantor or any Subsidiary to the public concerning developments that are Material; (d) Notice of Default or Event of Default -- promptly after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto; (e) Employee Benefits Matters -- promptly, and in any event within 5 days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Parent Guarantor or a Subsidiary proposes to take with respect thereto: (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Internal Revenue Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or (iv) receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) or issuance by the Pensions Regulator directly to the Parent Guarantor or any Subsidiary of a warning notice, contribution notice or financial support direction with respect to one or more Non-U.S. Plans; (f) Litigation -- promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group, and which would or is reasonably likely to, if adversely determined, have a Material Adverse Effect, and promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral body or agency which is made against any member of the Group, and which would or is reasonably likely to have a Material Adverse Effect;

-31- (g) Parent Guarantor -- promptly upon the reasonable request of Pricoa or any holder, information regarding any changes to the main board or the executive board of the Parent Guarantor and an up to date copy of its register of members (or equivalent in its jurisdiction of incorporation) (provided that the Parent Guarantor shall not be required to provide a copy of its register of members to Pricoa or any one holder more frequently than twice in any Financial Year unless Pricoa or such holder requires the register of members for know your customer requirements and/or if Pricoa or such holder suspects that there has been a Change of Control); (h) Environmental Claims -- promptly upon becoming aware of the same, written details of: (a) any Environmental Claim against any member of the Group which is current, pending or threatened; and (b) any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group, where the claim, if determined against that member of the Group, has or is reasonably likely to have a Material Adverse Effect; and (i) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent Guarantor or any of its Subsidiaries or relating to the ability of the Obligors to perform their obligations under any Note Document or the ability of the Issuer to perform its obligations under the Notes as from time to time may be reasonably requested by Pricoa or any such holder of Notes, including information readily available to the Obligors explaining the Parent Guarantor’s financial statements if such information has been requested by the SVO in order to assign or maintain a designation of the Notes. 7.2. Other Requirements as to Financial Statements; Officer’s Certificate. (a) Each set of Annual Financial Statements delivered to Pricoa or a holder of Notes pursuant to Section 7.1(b) shall be accompanied by any letter addressed to the management of the relevant company (to the extent the Parent Guarantor receives such a letter) by the Auditors accompanying those Annual Financial Statements. (b) Each set of Quarterly Financial Statements and each set of Annual Financial Statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) (as applicable) shall be accompanied by a Compliance Certificate. 7.3. Access. Each Obligor shall (and the Parent Guarantor shall ensure that each member of the Group shall) permit the representatives of Pricoa and each holder of Notes that is an Institutional Investor:

-32- (a) No Default -- if no Default or Event of Default then exists, at the expense of Pricoa or such holder and upon reasonable prior notice to the Parent Guarantor, to visit the principal executive office of any member of the Group, to discuss the affairs, finances and accounts of the Group with such Group member’s officers, and (with the consent of such member, which consent will not be unreasonably withheld) to visit the other offices and properties of the Group, all at such reasonable times and as often as may be reasonably requested in writing; and (b) Default -- if a Default or Event of Default then exists, at the expense of the Issuer to visit and inspect any of the offices or properties of the Group, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss the Group members’ respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Obligors authorize said accountants to discuss the affairs, finances and accounts of the Group), all at such times and as often as may be requested. 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Compliance Certificates that are required to be delivered by the Parent Guarantor pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Parent Guarantor satisfies any of the following requirements with respect thereto: (a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Compliance Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to Pricoa and each holder of a Note by e-mail at the e-mail address set forth in the Information Schedule with respect to Pricoa or such holder’s notice details set out in Schedule A (in the case of the Series B Notes and Series C Notes) or the applicable Confirmation of Acceptance (in the case of Shelf Notes) or as communicated from time to time in a separate writing delivered to the Parent Guarantor; or (b) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Compliance Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are timely posted by or on behalf of the Parent Guarantor on IntraLinks or on any other similar website to which Pricoa and each holder of Notes has free access or are made available on its home page on the internet, which is located at http://www.luxfer.com as of the date of this Agreement; provided however, that in no case shall access to such financial statements, other information and Compliance Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 21 of this Agreement); provided further, that in the case of clause (b), the Parent Guarantor shall have given Pricoa and each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 19, of such posting or availability in connection with each delivery; and provided further, that upon request of Pricoa or any holder to receive paper copies of such forms, financial statements, other

-33- information and Compliance Certificates or to receive them by e-mail, the Parent Guarantor will promptly e-mail them or deliver such paper copies, as the case may be, to Pricoa or such holder. 7.5. Limitation on Disclosure Obligation. The Obligors shall not be required to disclose the following information pursuant to Section 7.1(d), 7.1(h) or 7.3: (a) information that the applicable Obligor determines after consultation with counsel qualified to advise on such matters that, notwithstanding the confidentiality requirements of Section 21, it would be prohibited from disclosing by applicable law or regulations without making public disclosure thereof; or (b) information that, notwithstanding the confidentiality requirements of Section 21, the applicable Obligor is prohibited from disclosing by the terms of an obligation of confidentiality contained in any agreement with any non-Affiliate binding upon such Obligor and not entered into in contemplation of this clause (b), provided that such Obligor shall use commercially reasonable efforts to obtain consent from the party in whose favor the obligation of confidentiality was made to permit the disclosure of the relevant information and provided further that the applicable Obligor has received a written opinion of counsel confirming that disclosure of such information without consent from such other contractual party would constitute a breach of such agreement. Promptly after a request therefor from Pricoa or any holder of Notes that is an Institutional Investor, the Obligors will provide Pricoa or such holder with a written opinion of counsel (which may be addressed to the applicable Obligor) relied upon as to any requested information that the applicable Obligor is prohibited from disclosing to Pricoa or such holder under circumstances described in this Section 7.5. 8. PAYMENT AND PREPAYMENT OF THE NOTES. 8.1. Required Prepayments; Maturity. (a) Each Series of Shelf Notes shall be subject to required prepayments, if any, set forth in the Notes of such Series, provided that upon any partial prepayment of the Shelf Notes of any Series pursuant to Section 8.2, the principal amount of each required prepayment of the Shelf Notes of such Series becoming due under this Section 8.1(a) on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Shelf Notes of such Series is reduced as a result of such prepayment. (b) As provided therein, the entire unpaid principal balance of each Series of Notes shall be due and payable on the stated maturity date thereof. 8.2. Optional Prepayments with Make-Whole Amount. The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than (i) US$1,000,000 (and in

-34- integrals of US$500,000) with respect to any Notes denominated in U.S. Dollars, (ii) €1,000,000 (and in integrals of €500,000) with respect to any Notes denominated in Euros, and (iii) £1,000,000 (and in integrals of £500,000) with respect to any Notes denominated in Sterling, in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make- Whole Amount determined for the prepayment date with respect to such principal amount. The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each relevant Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Issuer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer of the Issuer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Prior to the date that is three Business Days before the prepayment date specified in a prepayment notice delivered pursuant to this Section 8.2, by written notice to each holder of Notes, the Issuer may revoke such notice of prepayment or postpone the prepayment date specified therein to a later date specified in such written notice; provided, however, the Issuer may revoke a notice of prepayment or postpone the prepayment date specified therein only in the event that the Issuer has notified the holders of Notes that it intends to make such prepayment using the proceeds of the incurrence of Financial Indebtedness under a financing facility that is not currently in effect and such refinancing fails to close or, in the case of a postponement of the prepayment date only, the closing of such refinancing is postponed to a date falling after the prepayment date specified in such notice. 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes of any Series pursuant to Section 8.1 or 8.2, the principal amount of the Notes of such Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. 8.4. Maturity; Surrender, etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

-35- 8.5. Purchase of Notes. The Obligors will not and will not permit any of their respective Affiliates to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Issuer will promptly cancel all Notes acquired by any Obligor or any Affiliate of an Obligor pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes. 8.6. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Applicable Percentage” in the case of a computation of the Make-Whole Amount for any purpose means 0.50% (50 basis points). “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or Section 8.8 or has become or is declared to be immediately due and payable pursuant to Section 11.1, as the context requires. “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Implied Rate Dollar Yield” means, with respect to the Called Principal of any Note denominated in U.S. Dollars, the yield to maturity implied by (i) the yields reported as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury

-36- bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Implied Rate Dollar Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. “Implied Rate Euro Yield” means, with respect to the Called Principal of any Note denominated in Euro, the yield to maturity implied by (i) the ask-side yields reported, as of 10:00 A.M. (New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PXGE” on Bloomberg Financial Markets (or such other display as may replace “Page PXGE” on Bloomberg Financial Markets) for the benchmark German Bund having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported are not ascertainable, the average of the ask-side yields as determined by Recognized German Bund Market Makers. Such implied yield will be determined, if necessary, by (a) converting quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the benchmark German Bund with the maturity closest to and greater than the Remaining Average Life of such Called Principal and (2) the benchmark German Bund with the maturity closest to and less than the Remaining Average Life of such Called Principal. The Implied Rate Euro Yield will be rounded to that number of decimal places as appears in the interest rate of the applicable Note. “Implied Rate Sterling Yield” means, with respect to the Called Principal of any Note denominated in Sterling, the yield to maturity implied by (i) the ask-side yields reported, as of 10:00 A.M. (New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated “Page PXUK” on Bloomberg Financial Markets (or such other display as may replace “Page PXUK” on Bloomberg Financial Markets) for actively traded gilt-edged securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported are not ascertainable, the average of the ask-side yields as determined by Recognized British Government Bond Market Makers. Such implied yield will be determined, if necessary, by (a) converting quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded gilt-edged security with the maturity closest to and greater than the Remaining Average Life of such Called Principal and (2) the actively traded gilt-edged security with the maturity closest to and less than the Remaining Average Life of such Called Principal. The Implied Rate Sterling Yield will be rounded to that number of decimal places as appears in the interest rate of the applicable Note. “Recognized British Government Bond Market Makers” means two internationally recognized dealers of gilt edged securities reasonably selected by Pricoa. “Recognized German Bund Market Makers” means two internationally recognized dealers of German Bunds reasonably selected by Pricoa.

-37- “Reinvestment Yield” means with respect to the Called Principal of any Note, the sum of (a) the Applicable Percentage plus (b) in the case of Notes denominated in U.S. Dollars, the Implied Rate Dollar Yield, in the case of Notes denominated in Euros, the Implied Rate Euro Yield and in the case of Notes denominated in Sterling, the Implied Rate Sterling Yield. “Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.8 or 11.1. “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.8 or has become or is declared to be immediately due and payable pursuant to Section 11.1, as the context requires. 8.7. Change of Control Prepayment. (a) Within 15 days following the date upon which a Responsible Officer of any Obligor first has actual knowledge of a Change of Control, the Issuer shall give written notice of such Change of Control (a “Change of Control Notice”) to each holder of a Note, which Change of Control Notice shall (i) describe the facts and circumstances of such Change of Control in reasonable detail, (ii) refer to this Section 8.7 and the rights of the holders of Notes hereunder, (iii) contain an offer to prepay on a date, which shall be no more than 60 days and not less than 30 days after the date of such Change of Control Notice, the entire unpaid principal amount of the Notes held by such holder, together with interest thereon to the prepayment date, if any, with respect to each Note prepaid (showing in such offer the amount of interest which would be paid on such prepayment date together with specific information as to how such estimated amount was calculated), and (iv) request such holder to notify the Issuer in writing by a stated date (a “Response Date”), which date is not less than 10 days prior to the prepayment date and not less than 20 days after such holder’s receipt of the Change of Control Notice, of its acceptance or rejection of such prepayment offer. If a holder does not notify the Issuer on or before the Response Date specified in the Change of Control Notice of such holder’s acceptance of the prepayment offer contained therein, then the holder shall be deemed to have rejected such offer.

-38- (b) On the prepayment date specified in the Change of Control Notice, the entire unpaid principal amount of the Notes held by each holder of a Note who has accepted such prepayment offer, together with accrued and unpaid interest thereon to the prepayment date shall become due and payable. (c) To the extent they may legally do so (including without breaching any confidentiality undertaking) the Obligors will promptly provide any holder of a Note with all information in their possession which such holder may reasonably request in order to enable such holder to evaluate the effect of a Change of Control on such holder’s investment in the Notes. 8.8. Disposal and Insurance Prepayments (a) Notice and Offer. In the event that any member of the Group receives any Disposal Proceeds or Insurance Proceeds, the Issuer shall give written notice thereof to each holder of Notes. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer (a “Disposal Prepayment Offer” or “Insurance Prepayment Offer”, respectively) to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder’s Ratable Portion of such Disposal Proceeds or Insurance Proceeds, as applicable, on a date specified in such notice (the “Disposal Prepayment Date” (in the case of a Disposal Prepayment Offer) or “Insurance Prepayment Date” (in the case of an Insurance Prepayment Offer)) that is not less than 30 days and not more than 60 days after the date of such notice. If such prepayment date shall not be specified in such notice, the Disposal Prepayment Date or Insurance Prepayment Date, as applicable, shall be the 45th day after the date of such notice. (b) Acceptance; Rejection. (i) Disposal Prepayment Offer. The failure of a holder of a Note to respond to a Disposal Prepayment Offer in writing within 20 days after the date of such written notice thereof from the Issuer shall be deemed to constitute an acceptance of the Disposal Prepayment Offer with respect to such Note. A holder may reject a Disposal Prepayment Offer with respect to any or all of such holder’s Notes by causing a notice of its rejection to be delivered to the Issuer not later than 20 days after the date of such written notice from the Issuer. (ii) Insurance Prepayment Offer. The failure of a holder of a Note to respond to an Insurance Prepayment Offer in writing within 20 days after the date of such written notice thereof from the Issuer shall be deemed to constitute a rejection of the Insurance Prepayment Offer with respect to such Note. To accept an Insurance Prepayment Offer, a holder shall cause a notice of its acceptance to be delivered to the Issuer not later than 20 days after the date of such written notice from the Issuer. (c) Prepayment. (i) Disposal Prepayment Offer. Once accepted by a holder of a Note,

-39- a prepayment in respect of a Disposal Prepayment Offer (equal to such holder’s Ratable Portion of the relevant Disposal Proceeds) shall be due and payable on the Disposal Prepayment Date. Such offered prepayment shall be made at 100% of the principal amount of such Notes being so prepaid, plus the Make-Whole Amount determined for the Disposal Prepayment Date with respect to such principal amount, together with interest on such principal amount then being prepaid accrued to the Disposal Prepayment Date. On the Business Day preceding the Disposal Prepayment Date, the Issuer shall deliver to each holder of Notes being prepaid a statement showing the Make-Whole Amount due in connection with such prepayment and setting forth the details of the computation of such amount. The prepayment shall be made on the Disposal Prepayment Date. (ii) Insurance Prepayment Offer. Once accepted by a holder of a Note, a prepayment in respect of an Insurance Prepayment Offer (equal to such holder’s Ratable Portion of the relevant Insurance Proceeds) shall be due and payable on the Insurance Prepayment Date. Such offered prepayment shall be made at 100% of the principal amount of such Notes being so prepaid, together with interest on such principal amount then being prepaid accrued to the Insurance Prepayment Date. The prepayment shall be made on the Insurance Prepayment Date. (d) Other Terms. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Parent Guarantor and dated the date of such offer, specifying (i) the Disposal Prepayment Date or Insurance Prepayment Date, as applicable, (ii) the amount of the relevant Disposal Proceeds or Insurance Proceeds, (iii) that such offer is being made pursuant to this Section 8.8, (iv) the principal amount of each Note offered to be prepaid, (v) with respect to a prepayment pursuant to a Disposal Prepayment Offer, the estimated Make- Whole Amount due in respect of each Note in connection with such prepayment (calculated as if the date of such certificate were the Disposal Prepayment Date), setting forth the details of such computation, (vi) the interest that would be due on each Note offered to be prepaid, accrued to the Disposal Prepayment Date or Insurance Prepayment Date, as applicable, and (vii) in reasonable detail, the nature of such Disposal or relevant insurance claim and certifying that no Default or Event of Default exists or would exist after giving effect to the prepayment contemplated by such offer. For the avoidance of doubt, any Disposal giving rise to an Event of Default under any provision of this Agreement shall not be deemed to be permitted, and such Event of Default shall not be deemed to be waived by any holder, by reason of any holder’s acceptance or rejection of a Disposal Prepayment Offer in respect of such Disposal or any payment in connection therewith. 8.9. Prepayment for Tax Reasons. (a) If at any time as a result of a Change in Tax Law (as defined below) the Issuer is or becomes obligated to make any Additional Payments (as defined below) in respect of any payment of interest on account of any of the Notes in an aggregate amount for all affected Notes equal to 5% or more of the aggregate amount of such interest

-40- payment on account of all of the Notes, the Issuer may give the holders of all affected Notes irrevocable written notice (each, a “Tax Prepayment Notice”) of the prepayment of such affected Notes on a specified prepayment date (which shall be a Business Day not less than 30 days nor more than 60 days after the date of such notice) and the circumstances giving rise to the obligation of the Issuer to make any Additional Payments and the amount thereof and stating that all of the affected Notes shall be prepaid on the date of such prepayment at 100% of the principal amount so prepaid together with interest accrued thereon to the date of such prepayment, except in the case of an affected Note if the holder of such Note shall, by written notice given to the Issuer no more than 20 days after receipt of the Tax Prepayment Notice, reject such prepayment of such Note (each, a “Rejection Notice”). The form of Rejection Notice shall also accompany the Tax Prepayment Notice and shall state with respect to each Note covered thereby that execution and delivery thereof by the holder of such Note shall operate as a permanent waiver of such holder’s right to receive the Additional Payments arising as a result of the circumstances described in the Tax Prepayment Notice in respect of all future payments of interest on such Note (but not of such holder’s right to receive any Additional Payments that arise out of circumstances not described in the Tax Prepayment Notice or which exceed the amount of the Additional Payment described in the Tax Prepayment Notice), which waiver shall be binding upon all subsequent transferees of such Note. The Tax Prepayment Notice having been given as aforesaid to each holder of the affected Notes, the principal amount of such Notes together with interest accrued thereon to the date of such prepayment shall become due and payable on such prepayment date, except in the case of Notes the holders of which shall timely give a Rejection Notice as aforesaid. (b) No prepayment of the Notes pursuant to this Section 8 shall affect the obligation of the Issuer to pay Additional Payments in respect of any payment made on or prior to the date of such prepayment. For purposes of this Section 8.9, any holder of more than one affected Note may act separately with respect to each affected Note so held (with the effect that a holder of more than one affected Note may accept such offer with respect to one or more affected Notes so held and reject such offer with respect to one or more other affected Notes so held). (c) The Issuer may not offer to prepay or prepay Notes pursuant to this Section 8.9 (i) if a Default or Event of Default then exists, (ii) until the Issuer shall have taken commercially reasonable steps to mitigate the requirement to make the related Additional Payments or (iii) if the obligation to make such Additional Payments directly results or resulted from actions taken by the Issuer or any Subsidiary (other than actions required to be taken under applicable law), and any Tax Prepayment Notice given pursuant to this Section 8.9 shall certify to the foregoing and describe such mitigation steps, if any. (d) For purposes of this Section 8.9: “Additional Payments” means additional amounts required to be paid to a holder of any Note pursuant to Section 13 by reason of a Change in Tax Law; and a “Change in Tax Law” means (individually or collectively with one or more prior changes) (i) an amendment to, or change in, any law, treaty, rule or regulation of the United States after the date of the Closing, or an

-41- amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation after the date of the Closing, which amendment or change is in force and continuing and meets the opinion and certification requirements described below or (ii) in the case of any other jurisdiction that becomes a Taxing Jurisdiction after the date of the Closing, an amendment to, or change in, any law, treaty, rule or regulation of such jurisdiction, or an amendment to, or change in, an official interpretation or application of such law, treaty, rule or regulation, in any case after such jurisdiction shall have become a Taxing Jurisdiction, which amendment or change is in force and continuing and meets such opinion and certification requirements. No such amendment or change shall constitute a Change in Tax Law unless the same would in the opinion of the Issuer (which shall be evidenced by an Officer’s Certificate of the Issuer and supported by a written opinion of counsel having recognized expertise in the field of taxation in the relevant Taxing Jurisdiction, both of which shall be delivered to all holders of the Notes prior to or concurrently with the Tax Prepayment Notice in respect of such Change in Tax Law) affect the deduction or require the withholding of any Tax imposed by such Taxing Jurisdiction on any payment payable on the Notes. 8.10. Prepayment in Connection with a Noteholder Sanctions Event. (a) Upon the Issuer’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event has occurred (which notice shall refer specifically to this Section 8.10(a) and describe in reasonable detail such Noteholder Sanctions Event), the Issuer shall promptly, and in any event within 10 Business Days, make an offer (the “Sanctions Prepayment Offer”) to prepay the entire unpaid principal amount of Notes held by such Affected Noteholder (the “Affected Notes”), together with interest thereon to the prepayment date selected by the Issuer with respect to each Affected Note but without payment of any Make-Whole Amount with respect thereto, which prepayment shall be on a Business Day not less than 30 days and not more than 60 days after the date of the Sanctions Prepayment Offer (the “Sanctions Prepayment Date”). Such Sanctions Prepayment Offer shall provide that such Affected Noteholder notify the Issuer in writing by a stated date (the “Sanctions Prepayment Response Date”), which date is not later than 10 Business Days prior to the stated Sanctions Prepayment Date, of its acceptance or rejection of such prepayment offer. If such Affected Noteholder does not notify the Issuer as provided above, then the holder shall be deemed to have accepted such offer. (b) Subject to the provisions of subparagraphs (c) and (d) of this Section 8.10, the Issuer shall prepay on the Sanctions Prepayment Date the entire unpaid principal amount of the Affected Notes held by such Affected Noteholder who has accepted (or has been deemed to have accepted) such prepayment offer (in accordance with subparagraph (a)), together with interest thereon to the Sanctions Prepayment Date with respect to each such Affected Note, but without payment of any Make-Whole Amount with respect thereto. (c) If a Noteholder Sanctions Event has occurred but the Parent Guarantor and/or its Controlled Entities have taken such action(s) in relation to their activities so as to remedy such Noteholder Sanctions Event (with the effect that a Noteholder Sanctions Event no longer exists, as reasonably determined by such Affected Noteholder) prior to

-42- the Sanctions Prepayment Date, then the Issuer shall no longer be obliged or permitted to prepay such Affected Notes in relation to such Noteholder Sanctions Event. If the Parent Guarantor and/or its Controlled Entities shall undertake any actions to remedy any such Noteholder Sanctions Event, the Issuer shall keep Pricoa and the holders reasonably and timely informed of such actions and the results thereof. (d) If any Affected Noteholder that has given written notice to the Issuer of its acceptance of (or has been deemed to have accepted) the Issuer’s prepayment offer in accordance with subparagraph (a) also gives notice to the Issuer prior to the relevant Sanctions Prepayment Date that it has determined (in its sole discretion) that it requires clearance from any Governmental Authority in order to receive a prepayment pursuant to this Section 8.10, the principal amount of each Note held by such Affected Noteholder, together with interest accrued thereon to the date of prepayment, shall become due and payable on the later to occur of (but in no event later than the maturity date of the relevant Note) (i) such Sanctions Prepayment Date and (ii) the date that is 10 Business Days after such Affected Noteholder gives notice to the Issuer that it is entitled to receive a prepayment pursuant to this Section 8.10 (which may include payment to an escrow account designated by such Affected Noteholder to be held in escrow for the benefit of such Affected Noteholder until such Affected Noteholder obtains such clearance from such Governmental Authority), and in any event, any such delay in accordance with the foregoing clause (ii) shall not be deemed to give rise to any Default or Event of Default. (e) Promptly, and in any event within 5 Business Days, after the Issuer’s receipt of notice from any Affected Noteholder that a Noteholder Sanctions Event shall have occurred with respect to such Affected Noteholder, the Issuer shall forward a copy of such notice to Pricoa and each other holder of Notes. (f) The Issuer shall promptly, and in any event within 10 Business Days, give written notice to Pricoa and the holders of Notes after the Parent Guarantor or any Controlled Entity having been notified that (i) its name appears or may in the future appear on a State Sanctions List or (ii) it is in violation of, or is subject to the imposition of sanctions under, any Sanctions Laws, in each case which notice shall describe the facts and circumstances thereof and set forth the action, if any, that the Parent Guarantor or a Controlled Entity proposes to take with respect thereto. (g) The foregoing provisions of this Section 8.10 shall be in addition to any rights or remedies available to Pricoa or any holder of Notes that may arise under this Agreement as a result of the occurrence of a Noteholder Sanctions Event; provided, that, if the Notes shall have been declared due and payable pursuant to Section 11.1 as a result of the events, conditions or actions of the Parent Guarantor or its Controlled Entities that gave rise to a Noteholder Sanctions Event, the remedies set forth in Section 11 shall control. 9. COVENANTS. Each Obligor covenants that, at all times on and after the date of this Agreement until no Notes are outstanding:

-43- 9.1. Financial Covenants. (a) Financial Condition. (i) Interest Cover. The Parent Guarantor shall ensure that Interest Cover in respect of any Relevant Period shall not be less than 4.0:1. (ii) Leverage. The Parent Guarantor shall ensure that Leverage in respect of any Relevant Period shall not exceed 3.0:1. (b) Financial testing. (i) The financial covenants set out in Section 9.1(a) shall be calculated in accordance with the Accounting Principles and tested by reference to: (b) the Annual Financial Statements; and (c) the Quarterly Financial Statements for the Relevant Period. (ii) If in respect of any period there is a discrepancy between the information set out in the Quarterly Financial Statements for such period and that set out in the Annual Financial Statements for such period, the information in the Annual Financial Statements shall prevail. (iii) In respect of any Relevant Period, the exchange rate used to calculate the financial covenants set out in Section 9.1(a) shall be the Average Exchange Rate for that Relevant Period. (iv) For the avoidance of doubt, there shall be no double counting in the calculation of each of the covenants set out in Section 9.1(a). (c) Additional Interest. In addition to the interest payable in respect of each Series of Notes, as set out therein, in the event that Leverage on the last day of any Relevant Period (a “Testing Date”) is greater than 2.50 to 1.0, there shall accrue on the unpaid principal balance of each Note additional interest (“Additional Interest”) at the rate of 0.75% per annum (computed on the same basis as the interest payable in respect of such Note is computed) for each period (each such period an “Additional Interest Period”) commencing on the Interest Payment Date immediately prior to such Testing Date through the Interest Payment Date immediately after the first subsequent Testing Date on which Leverage equals or is less than 2.50 to 1.0. The Issuer shall pay to each holder of Notes, on each Interest Payment Date during each Additional Interest Period, all accrued and unpaid Additional Interest as of such Interest Payment Date in accordance with the payment instructions set out for such holder in Schedule A or in the relevant Confirmation of Acceptance, or as otherwise notified by such holder to the Issuer in writing from time to time.

-44- 9.2. Authorizations. Each Obligor shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect, and shall promptly supply certified copies to the holders of the Notes of, any Authorization required under any law or regulation of a Relevant Jurisdiction to: (i) enable it to perform its obligations under the Note Documents; and (ii) ensure, subject to the Legal Reservations, the legality, validity, enforceability or admissibility in evidence of any Note Document. 9.3. Compliance with Laws. Each Obligor shall (and the Parent Guarantor shall ensure that each member of the Group will) comply in all respects with all laws to which it may be subject, if failure so to comply has or is reasonably likely to have a Material Adverse Effect. 9.4. Environmental Compliance. Each Obligor shall (and the Parent Guarantor shall ensure that each member of the Group will): (a) comply with all Environmental Law; (b) obtain, maintain and ensure compliance with all requisite Environmental Permits; and (c) implement procedures to monitor compliance with and to prevent liability under any Environmental Law, where failure to do so has or is reasonably likely to have a Material Adverse Effect. 9.5. Taxation. Each Obligor shall pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that: (i) such payment is being contested in good faith; (ii) adequate reserves are being maintained for those Taxes and the costs required to contest them in accordance with the Accounting Principles; and (iii) such payment can be lawfully withheld and failure to pay those Taxes does not have or is not reasonably likely to have a Material Adverse Effect. 9.6. Merger. (a) No Obligor shall (and the Parent Guarantor shall ensure that no other member of the Group will) enter into any amalgamation, demerger, merger, consolidation

-45- or corporate reconstruction (including, without limitation, pursuant to a Division) without the prior written consent of the Required Holders. (b) Section 9.6(a) does not apply to any sale, lease, transfer or other disposal permitted pursuant to Section 9.13. 9.7. Change of Business. The Parent Guarantor shall procure that no substantial change is made to the general nature of the business of the Parent Guarantor or the Group taken as a whole from that carried on at the date of this Agreement. 9.8. Acquisitions. (a) No Obligor shall (and the Parent Guarantor shall ensure that no other member of the Group will): (i) acquire a company or any shares or securities or a business or undertaking (or, in each case, any interest in any of them); or (ii) incorporate a company. (b) Section 9.8(a) does not apply to an acquisition of a company, of shares, securities or a business or undertaking (or, in each case, any interest in any of them) or the incorporation of a company which is a Permitted Acquisition or a Permitted Transaction. 9.9. Joint Ventures. (a) No Obligor shall (and the Parent Guarantor shall ensure that no member of the Group will): (i) enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in any Joint Venture; or (ii) transfer any assets or lend to or guarantee or give an indemnity for or give Security for the obligations of a Joint Venture or maintain the solvency of or provide working capital to any Joint Venture (or agree to do any of the foregoing). (b) Section 9.9(a) does not apply to any Joint Venture which is a Permitted Joint Venture. 9.10. Preservation of Assets. Each Obligor shall maintain in good working order and condition (ordinary wear and tear excepted) all of its assets necessary in the conduct of its business, provided that this Section 9.10 shall not prevent the Parent Guarantor or any Subsidiary from discontinuing the operation and

-46- the maintenance of any of its assets if such discontinuance is desirable in the conduct of its business and the Parent Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 9.11. Pari Passu Ranking. (a) Each Obligor shall ensure that at all times its payment obligations under the Note Documents will rank at least pari passu, without preference or priority, with its payment obligations under the Bank Facilities Agreement and the other Bank Documents. (b) Each Obligor shall (and the Parent Guarantor shall ensure that each member of the Group will) ensure that at all times any unsecured and unsubordinated claims of a holder against it under the Note Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies. 9.12. Negative Pledge. In this Agreement, “Quasi-Security” means an arrangement or transaction described in Section 9.12(b). (a) No Obligor shall (and the Parent Guarantor shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets. (b) No Obligor shall (and the Parent Guarantor shall ensure that no other member of the Group will): (i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the Group; (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms; (iii) enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or (iv) enter into any other preferential arrangement having a similar effect, in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset. (c) Sections 9.12(a) and 9.12(b) do not apply to any Security or (as the case may be) Quasi-Security which is Permitted Security.

-47- 9.13. Disposals. (a) No Obligor shall (and the Parent Guarantor shall ensure that no member of the Group will) enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of (including, without limitation, pursuant to a Division) any asset. (b) Section 9.13(a) above does not apply to any sale, lease, transfer or other disposal which is a Permitted Disposal. 9.14. Arm’s Length Basis. (a) No Obligor shall (and the Parent Guarantor shall ensure no member of the Group will) enter into any transaction with any Person except on arm’s length terms and for full market value. (b) Section 9.14(a) does not apply to: (i) intra-Group loans permitted under Section 9.15; (ii) fees, costs and expenses payable under the Note Documents or under the Bank Documents in the amounts set out in the Bank Facilities Agreement delivered to the Purchasers under Section 4 on the Second Restatement Closing Date or agreed by the Required Holders; (iii) any Permitted Transaction; (iv) the sale and/or licensing by Revere Graphics Worldwide of certain Intellectual Property for a nominal amount to a third party as approved by the U.S. Federal Trade Commission; (v) transactions between members of the Group; or (vi) Permitted Distributions. 9.15. Loans or Credit. (a) No Obligor shall (and the Parent Guarantor shall ensure that no member of the Group will) be a creditor in respect of any Financial Indebtedness. (b) Section 9.15(a) does not apply to a Permitted Loan or a Permitted Transaction. 9.16. No Guarantees or Indemnities. (a) No Obligor shall (and the Parent Guarantor shall ensure no member of the Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any Person.

-48- (b) Section 9.16(a) does not apply to a Permitted Guarantee or a Permitted Transaction. 9.17. Financial Indebtedness. (a) No Obligor shall (and the Parent Guarantor shall ensure that no member of the Group will) incur or allow to remain outstanding any Financial Indebtedness. (b) Clause 9.17(a) does not apply to: (i) Permitted Financial Indebtedness; or (ii) a Permitted Transaction. 9.18. Insurance. Each Obligor shall maintain insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. 9.19. Treasury Transactions. No Obligor shall (and the Parent Guarantor will ensure that no member of the Group will) enter into any Treasury Transaction, other than: (a) any hedging of the interest rate liabilities of the borrowers under the Bank Facilities Agreement; (b) spot and forward delivery foreign exchange contracts entered into in the ordinary course of business and not for speculative purposes; and (c) any Treasury Transaction entered into for the hedging of actual or projected real exposures arising in the ordinary course of trading activities of a member of the Group and not for speculative purposes. 9.20. Guarantors; Security. (a) The Parent Guarantor and the Issuer shall ensure that, subject to Section 9.20(b), on each date on which the Parent Guarantor is required to deliver its Annual Financial Statements (commencing with the Annual Financial Statements for the Financial Year ending December 31, 2021), the aggregate (without double counting): (i) earnings before interest, tax, depreciation and amortization (calculated on the same basis as EBITDA) of the Obligors equals or exceeds 75% of Consolidated EBITDA of the Group; and

-49- (ii) gross assets (calculated in accordance with the Accounting Principles) of the Obligors represent at least 75% of the Consolidated Gross Assets of the Group, in each case, calculated on an unconsolidated basis and excluding goodwill, all intra- Group items and investments in Subsidiaries; provided, however, that the earnings before interest, tax, depreciation and amortization and the gross assets of any member of the Group: (A) in an Excluded Jurisdiction; or (B) that is not required to (or cannot) become a Subsidiary Guarantor due to legal or financial prohibitions or because the costs or legal and practical difficulties involved in becoming a Subsidiary Guarantor are, in the reasonable opinion of the Parent Guarantor, disproportionate to the benefit obtained by the holders of the Notes in respect of that guarantee (except that each Obligor must use, and must procure that the relevant Subsidiary or member of the Group uses, all reasonable endeavors lawfully available to avoid any such prohibition or difficulty. This includes agreeing to a limit on the amount guaranteed. The holders of the Notes may (but shall not be obliged to) agree to such a limit if, in their opinion, to do so would avoid the relevant prohibition or difficulty), shall, as applicable, be excluded for the purposes of calculating the numerator and the denominator in respect of each of paragraphs (i) and (ii) above (the “Guarantor Coverage Test”). (b) If the Guarantor Coverage Test is not satisfied in accordance with the provisions of Section 9.20(a), the Parent Guarantor and the Issuer shall ensure that within 60 days (or, where the member of the Group is incorporated in a jurisdiction other than England and Wales, Scotland or Northern Ireland, 90 days) of the date on which the Annual Financial Statements for the relevant Financial Year are delivered in accordance with Section 7.1(b), such other members of the Group (as the Parent Guarantor may elect in its sole discretion) shall become Subsidiary Guarantors in accordance with the terms of this Agreement to ensure that the Guarantor Coverage Test is satisfied (calculated as if such Subsidiary Guarantors had been Guarantors at the end of such Financial Year). If the Guarantor Coverage Test is satisfied within such 60 day or 90 day time period (as applicable), no Default, Event of Default or other breach of this Agreement or the other Note Documents shall arise in respect thereof. (c) The Parent Guarantor and the Issuer shall ensure that each Subsidiary which is a Material Company shall become a Subsidiary Guarantor within 60 days (or, if such Material Company is incorporated in a jurisdiction other than England and Wales, Scotland or Northern Ireland, 90 days) after becoming a Material Company. Notwithstanding anything to the contrary in Sections 9.20(a) and/or (b), a Subsidiary which is a Material Company shall not be required to become a Subsidiary Guarantor if it

-50- is incorporated in an Excluded Jurisdiction or cannot become a Subsidiary Guarantor due to legal or financial prohibitions or because the costs or legal and practical difficulties involved in becoming a Subsidiary Guarantor are, in the reasonable opinion of the Parent Guarantor, disproportionate to the benefit obtained by the beneficiaries of that guarantee. Each Obligor must use, and must procure that the relevant Subsidiary or member of the Group uses, all reasonable endeavors lawfully available to avoid any such prohibition or difficulty. This includes agreeing to a limit on the amount guaranteed. The holders of the Notes may (but shall not be obliged to) agree to such a limit if, in their opinion, to do so would avoid the relevant prohibition or difficulty. (d) The Parent Guarantor and the Issuer shall ensure that each Subsidiary (other than the Issuer) that at any time becomes obligated as a borrower or a guarantor under or with respect to any Principal Lending Facility is a Subsidiary Guarantor. (e) The Parent Guarantor and the Issuer shall, at their sole cost and expense, cause each Subsidiary that, after the date of this Agreement, becomes a Subsidiary Guarantor to concurrently therewith deliver to each of the holders of the Notes the following items: (i) an executed Joinder Agreement; (ii) (A) in the case of any Subsidiary that is incorporated or formed under the laws of England and Wales, an executed English Guarantee and (B) in the case of any Subsidiary that is incorporated or formed under the laws of any jurisdiction outside the United States of America and England and Wales, an executed Non-English/US Guarantee; (iii) such documents and evidence with respect to such Subsidiary as the Required Holders may reasonably request in order to establish the existence and good standing of such Subsidiary and the authorization of the transactions contemplated by the Note Documents being executed by such Subsidiary; (iv) an opinion of counsel to such Subsidiary in form and substance reasonably satisfactory to the Required Holders to the effect that (w) the Note Documents being executed by such Subsidiary have been duly authorized, executed and delivered by such Subsidiary, (x) the Note Documents being executed by such Subsidiary constitute the legal, valid and binding contracts and agreements of such Subsidiary, enforceable in accordance with their terms (except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles), and (y) the execution, delivery and performance by such Subsidiary of the Note Documents being executed by such Subsidiary do not (A) violate any law, rule or regulation applicable to such Subsidiary, or (B) (1) conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Security not permitted by this Agreement or (2)

-51- conflict with or result in any breach of any of the provisions of or constitute a default under the provisions of the constitutive documents of such Subsidiary; and (v) if available, the latest audited financial statements of such Subsidiary. (f) If at any time, any Subsidiary Guarantor: (i) is not required to be a Guarantor pursuant to Sections 9.20(a), 9.20(b), or 9.20(c), (ii) is not a borrower under any Principal Lending Facility and, pursuant to the terms and conditions of each Principal Lending Facility, is discharged and released from any guarantee it shall have granted with respect to each such Principal Lending Facility, and (iii) the Parent Guarantor shall have delivered to each holder of Notes an Officer’s Certificate of the Parent Guarantor certifying that (x) the conditions specified in clauses (f)(i) and (f)(ii) above have been satisfied and (y) immediately preceding the release of such Subsidiary Guarantor from its guarantee with respect to the Notes and after giving effect thereto, no Default or Event of Default will have existed or would exist, then, upon receipt by the holders of Notes of such Officer’s Certificate, such Subsidiary Guarantor will be discharged and released, automatically and without the need for any further action, from its obligations under its Joinder Agreement, English Guarantee or other guarantee agreement (if applicable) with respect to the Notes; provided that, if in connection with any release of a Subsidiary Guarantor from its guarantee with respect to any Principal Lending Facility any fee or other consideration is paid or given to any Person in connection with such release, each holder of a Note shall receive equivalent consideration on a pro rata basis. Without limiting the foregoing, for purposes of further assurance, each of the holders agrees to provide to the Obligors, if reasonably requested by the Obligors and at the Issuer’s expense, written evidence of such discharge and release signed by such holder. (g) The Parent Guarantor and the Issuer shall not (and the Parent Guarantor shall ensure that no member of the Group will) grant any Security to secure the Financial Indebtedness evidenced by any Principal Lending Facility unless, at the same time, such Security is also provided in favor of the holders of Notes on an equal and ratable basis pursuant to documentation in form and substance reasonably satisfactory to the Required Holders. 9.21. Economic Sanctions, Etc. The Parent Guarantor will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the

-52- Notes) with any Person if such investment, dealing or transaction would be in violation of, or could result in the imposition of sanctions under, any Sanctions Laws applicable to the Parent Guarantor or such Controlled Entity, except, in the case of this clause (b), to the extent that such violation or sanctions, if imposed, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 9.22. Favored Lender Status. (a) No Obligor shall, or shall permit any of its Subsidiaries to, at any time after the date of this Agreement enter into or amend or otherwise modify any Principal Lending Facility (including any amendment to the Bank Facilities Agreement) which would result in such Principal Lending Facility including any Financial Covenant (whether set forth as a covenant, undertaking, event of default, restriction or other such provision) that would be more beneficial to the holders of Notes than the provisions of this Agreement (any such covenant, a “More Favorable Provision”) unless the Obligors shall have delivered a Favored Lender Notice to each holder of a Note and the Required Holders have accepted (or have been deemed to accept) or rejected the offer contained in such Favored Lender Notice in accordance with this Section 9.22(a). If holders of Notes constituting the Required Holders do not notify the Issuer on or before the date that is fifteen days after each holder’s receipt of such Favored Lender Notice of their rejection of the offer contained therein, then the Required Holders shall be deemed to have accepted such offer and such More Favorable Provision shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, effective as of the date when such More Favorable Provision shall become effective under such Principal Lending Facility (any More Favorable Provision incorporated into this Agreement pursuant to this Section 9.22, an “Incorporated Provision”). Thereafter, upon the request of the Required Holders, the Obligors shall enter into any additional agreement or amendment to this Agreement reasonably requested by the Required Holders evidencing any of the foregoing. (b) For the avoidance of doubt, each of the existing covenants and events of default in Section 9 and Section 10 as of the date of this Agreement shall remain in this Agreement regardless of whether any Incorporated Provisions are incorporated into this Agreement. (c) For purposes of this Section 9.22, a “Favored Lender Notice” means, in respect of any More Favorable Provision, a written notice to each of the holders of Notes by a Senior Financial Officer of the Issuer or the Parent Guarantor which: (i) refers to this Section 9.22 and the rights of the holders of Notes hereunder, (ii) sets forth a reasonably detailed description of such More Favorable Provision (including any defined terms used therein) and related explanatory calculations, as applicable, (iii) contains an offer to incorporate such More Favorable Provision into this Agreement, and (iv) requests such holder to notify the Issuer or the Parent Guarantor within fifteen days of such holder’s receipt of such Favored Lender Notice of its acceptance or rejection of such offer.

-53- 9.23. Replacement Agent for Service of Process. In the event that the Issuer ceases to be a Group member or otherwise ceases to serve as the Non-U.S. Obligors’ agent for the purpose of accepting service of process in the United States for and on their behalf, each Non-U.S. Obligor shall, within thirty (30) days, appoint a replacement agent for such purpose from the date of such appointment to the date that is one calendar year after the latest maturity date of any Note as stated therein, which replacement agent shall be reasonably satisfactory to the holders of Notes. 9.24. Ownership of the Issuer. The Parent Guarantor shall ensure that the Issuer remains a wholly-owned Subsidiary of the Parent Guarantor at all times. 10. EVENTS OF DEFAULT. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) Non-payment. An Obligor does not pay on the due date any amount payable pursuant to a Note Document at the place and in the currency in which it is expressed to be payable unless: (i) its failure to pay is caused by: (A) an administrative or technical error; or (B) a Disruption Event; and (ii) payment is made within 3 Business Days of its due date. (b) Financial Covenants and Other Obligations. (i) Any requirement of Section 9.1 or of any Incorporated Provision is not satisfied. (ii) Any breach of Section 9.22 occurs. (c) Other Obligations. (i) An Obligor does not comply with any provision of the Note Documents (other than those referred to in Sections 10(a) and 10(b)). (ii) No Event of Default under Sections 10(c)(i) will occur if the failure to comply is capable of remedy and is remedied within 20 Business Days of the earlier of: (A) any holder giving notice to the Issuer or relevant Obligor; and

-54- (B) the Issuer or the relevant Obligor becoming aware of the failure to comply. (d) Misrepresentation. (i) Any representation or statement made or deemed to be made by an Obligor in the Note Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Note Document is or proves to have been incorrect or misleading when made or deemed to be made. (ii) Other than in respect of any misrepresentation in relation to Section 5.29, no Event of Default under Section 10(d)(i) will occur if: (A) the event or circumstance causing the representation or statement to be incorrect or misleading is capable of remedy; and (B) such Obligor shall have remedied such event or circumstance within 20 Business Days after the earlier of: (1) the relevant Obligor becoming aware of such incorrect or misleading representation or statement; and (2) receipt by the relevant Obligor of written notice from any holder to such Obligor requiring the event or circumstance to be remedied. (e) Cross Default. (i) Any Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period. (ii) Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described). (iii) Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described). (iv) Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described). (v) No Event of Default will occur under this Section 10(e) if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within Section 10(e)(i) to 10(e)(iv) (inclusive) is equal to or less than US$7,500,000 (or its equivalent in any other currency or currencies).

-55- (f) Insolvency. (i) An Obligor or a Material Subsidiary is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (other than negotiations with holders of Notes in their capacity as such) with a view to rescheduling any of its indebtedness. (ii) A moratorium is declared in respect of any indebtedness of any Obligor or Material Subsidiary. (g) Insolvency Proceedings. (i) Any corporate action, legal proceedings or other procedure or step is taken in relation to: (A) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Obligor or Material Subsidiary; (B) a composition, compromise, assignment or arrangement with any creditor of any Obligor or Material Subsidiary other than any step or procedure contemplated by any Permitted Transaction; (C) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any Obligor or Material Subsidiary or any of its assets; or (D) enforcement of any Security over any assets of any Obligor or Material Subsidiary, or any analogous procedure or step is taken in any jurisdiction. (ii) Any of the following occurs in respect of a U.S. Obligor: (A) it makes a general assignment for the benefit of creditors; (B) it commences a voluntary case or proceeding under any U.S. Bankruptcy Law; (C) an involuntary proceeding under any U.S. Bankruptcy Law is commenced against it and is not challenged by appropriate means within thirty (30) days and is not dismissed or stayed within ninety (90) days after commencement of such case; or (D) a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or other similar official is appointed under any U.S.

-56- Bankruptcy Law for, or takes charge of, all or a substantial part of the property of a U.S. Obligor. (iii) Section 10(g) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 21 days of commencement. (h) Creditors’ Process. Any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of an Obligor or Material Subsidiary having an aggregate value greater than US$7,500,000 (or its equivalent in any currency; provided, however, that this Section 10(h) shall not apply to any such proceedings are discharged within 21 days of the commencement of such process. (i) Unlawfulness and Invalidity. (i) It is or becomes unlawful for an Obligor to perform any of its obligations under the Note Documents. (ii) Any obligation or obligations of any Obligor under any Note Document are not (subject to the Legal Reservations) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the holders of Notes under the Note Documents. (j) Cessation of Business. Any member of the Group suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business where such suspension or cessation is reasonably likely to have a Material Adverse Effect. (k) Change of Ownership. After the Second Restatement Closing Date, an Obligor (other than the Parent Guarantor) ceases to be a Subsidiary of the Parent Guarantor. (l) Repudiation and Rescission of Agreements. An Obligor repudiates a Note Document or evidences an intention to repudiate a Note Document. (m) Litigation. One or more final judgments or orders for the payment of money aggregating in excess of £10,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Parent Guarantor and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay. (n) Pensions. If: (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Internal Revenue Code for any plan year or part thereof or a waiver

-57- of such standards or extension of any amortization period is sought or granted under section 412 of the Internal Revenue Code; (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Parent Guarantor, the Issuer or any ERISA Affiliate that a Plan may become a subject of any such proceedings; (iii) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA; (iv) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities; (v) the Parent Guarantor, the Issuer or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Internal Revenue Code relating to employee benefit plans; (vi) the Parent Guarantor, the Issuer or any ERISA Affiliate withdraws from any Multiemployer Plan; (vii) the Parent Guarantor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Parent Guarantor or any Subsidiary thereunder; (viii) the Parent Guarantor or any Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up; (ix) the Parent Guarantor or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; or (x) the Pensions Regulator issues a Financial Support Direction or a Contribution Notice to any member of the Group with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (x) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 10(n), the

-58- terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA. (o) Material Adverse Change. Any event or circumstance occurs which is reasonably likely to have a Material Adverse Effect. (p) US Insolvency Laws. Any US Obligor or a Material Company incorporated or formed under the laws of, or of any state (including the District of Columbia) of, the US institutes or consents to the institution of any proceeding under any US Insolvency Law, or under any US Insolvency Law makes an assignment for the benefit of creditors; or under any US Insolvency Law applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or under any US Insolvency Law any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any US Insolvency Law relating to any such person or to all or any material part of its property is instituted without the consent of such person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding. Notwithstanding anything to the contrary in this Agreement, no Default, Event of Default or breach of any representation and warranty or undertaking under this Agreement or the other Note Documents shall arise solely as a result of fluctuations in exchange rates; provided, however, that the foregoing shall not apply to Section 9.1 or any Incorporated Provision. 11. REMEDIES ON DEFAULT, ETC. 11.1. Acceleration. (a) If an Event of Default with respect to any Obligor described in Section 10(f), (g), (h) or (p) has occurred, all the Notes then outstanding shall automatically become immediately due and payable and the Facility shall automatically terminate. (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable, and Pricoa may at its option, by notice in writing to the Issuer, terminate the Facility. (c) If any Event of Default described in Section 10(a) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes of any Series becoming due and payable under this Section 11.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including,

-59- without limitation, interest accrued thereon at the Default Rate) and (y) with respect to an acceleration under Section 11.1(a) or (b), the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. 11.2. Other Remedies. If any Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 11.1, Pricoa and the holder of any Note at the time outstanding may proceed to protect and enforce the rights of Pricoa or such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. 11.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 11.1(b) or (c), the Required Holders, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts that have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 11.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon. 11.4. No Waivers or Election of Remedies, Expenses, etc. No course of dealing and no delay on the part of Pricoa or any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Pricoa’s or such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon Pricoa or any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuer under Section 16, the Issuer will pay to Pricoa and the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of Pricoa or such holder incurred in any enforcement

-60- or collection under this Section 11, including, without limitation, reasonable attorneys’ fees, expenses and disbursements and any Registration Duty. 12. TAX INDEMNIFICATION. All payments whatsoever under the Note Documents will be made by the relevant Obligor in the Applicable Currency free and clear of, and without liability for withholding or deduction for or on account of, any present or future Taxes of whatever nature imposed or levied by or on behalf of any jurisdiction other than the United States (or any political subdivision or taxing authority of or in such jurisdiction) (hereinafter a “Taxing Jurisdiction”), unless the withholding or deduction of such Tax is compelled by law. If any deduction or withholding for any Tax of a Taxing Jurisdiction shall at any time be required in respect of any amounts to be paid by an Obligor under a Note Document, the relevant Obligor will promptly notify the relevant holder of a Note of such deduction or withholding and thereafter will pay to the relevant Taxing Jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to each holder of a Note such additional amounts as may be necessary in order that the net amounts paid to such holder pursuant to the terms of such Note Document after such deduction, withholding or payment (including, without limitation, any required deduction or withholding of Tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to such holder under the terms of such Note Document before the assessment of such Tax, provided that no payment of any additional amounts shall be required to be made for or on account of: (a) any Tax that would not have been imposed but for the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member of, shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation or any Person other than the holder to whom the Notes or any amount payable thereon or in connection therewith is attributable for the purposes of such Tax) and the Taxing Jurisdiction, other than the mere holding of the relevant Note or the receipt of payments thereunder or in respect thereof, including, without limitation, such holder (or such other Person described in the above parenthetical) being or having been a citizen or resident thereof, or being or having been present or engaged in trade or business therein or having or having had an establishment, office, fixed base or branch therein, provided that this exclusion shall not apply with respect to a Tax that would not have been imposed but for the relevant Obligor, after the date of this Agreement, opening an office in, moving an office to, reincorporating in, or changing the Taxing Jurisdiction from or through which payments on account of any Note Document are made to, the Taxing Jurisdiction imposing the relevant Tax; (b) any Tax that would not have been imposed but for the delay or failure by such holder (following a written request by the relevant Obligor) in the filing with the relevant Taxing Jurisdiction of Forms (as defined below) that are required to be filed by such holder to avoid or reduce such Taxes (including for such purpose any refilings or renewals of filings that may from time to time be required by the relevant Taxing Jurisdiction), provided that the filing of such Forms would not (in such holder’s

-61- reasonable judgment) impose any unreasonable burden (in time, resources or otherwise) on such holder or result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, and provided further that such holder shall be deemed to have satisfied the requirements of this clause (b) upon the good faith completion and submission of such Forms (including refilings or renewals of filings) as may be specified in a written request of the relevant Obligor no later than 60 days after receipt by such holder of such written request (accompanied by copies of such Forms and related instructions, if any, all in the English language or with an English translation thereof); or (c) any combination of clauses (a) and (b) above; and provided further that in no event shall an Obligor be obligated to pay such additional amounts to any holder of a Note (i) not resident in the United States of America or any other jurisdiction in which an original Purchaser is resident for tax purposes on the relevant Closing Day in excess of the amounts that such Obligor would be obligated to pay if such holder had been a resident of the United States of America or such other jurisdiction, as applicable, for purposes of, and fully eligible for the maximum benefits of, any double taxation treaty from time to time in effect between the United States of America or such other jurisdiction and the relevant Taxing Jurisdiction or (ii) to any holder of a Note registered in the name of a nominee if under the law of the relevant Taxing Jurisdiction (or the current regulatory interpretation of such law) securities held in the name of a nominee do not qualify for an exemption from the relevant Tax and such Obligor shall have given timely notice of such law or interpretation to such holder. By acceptance of any Note, the holder of such Note agrees, subject to the limitations of clause (b) above, that it will from time to time with reasonable promptness (x) duly complete and deliver to or as reasonably directed by an Obligor all such forms, certificates, documents and returns provided to such holder by such Obligor (collectively, together with instructions for completing the same, “Forms”) required to be filed by or on behalf of such holder in order to avoid or reduce any such Tax pursuant to the provisions of an applicable statute, regulation or administrative practice of the relevant Taxing Jurisdiction or of a tax treaty between the United States of America or other jurisdiction of the holder (as applicable) and such Taxing Jurisdiction and (y) provide such Obligor with such information with respect to such holder as such Obligor may reasonably request in order to complete any such Forms, provided that nothing in this Section 12 shall require any holder to provide information with respect to any such Form or otherwise if in the opinion of such holder such Form or disclosure of information would involve the disclosure of tax return or other information that is confidential or proprietary to such holder, and provided further that each such holder shall be deemed to have complied with its obligation under this paragraph with respect to any Form if such Form shall have been duly completed and delivered by such holder to such Obligor or mailed to the appropriate taxing authority (which in the case of a United Kingdom HMRC Form US/Company 2002 or any similar Form shall be deemed to occur when such Form is submitted to the United States Internal Revenue Service in accordance with instructions contained in such Form), whichever is applicable, within 60 days following a written request of such Obligor (which request shall be accompanied by copies of such Form and English translations of any such Form not in the English language) and, in the case of a transfer of any Note, at least 90 days prior to the relevant interest payment date.

-62- Any Purchaser or other holder of a Note who is a UK Treaty Holder and who holds a UK Treaty Passport, and who wishes to apply its UK Treaty Passport to this Agreement, shall irrevocably include an indication to that effect by including its scheme reference number and its jurisdiction of tax residence in Schedule A (or, in the case of any transferee of a Note, in the information provided to the Issuer pursuant to Section 14.2). Where a Purchaser of a Note has included such an indication in Schedule A or in the information provided to the Issuer pursuant to Section 14.2, the Issuer shall file a duly completed form DTTP2 in respect of such Purchaser or holder with HMRC within 30 days of the Second Restatement Closing Date (or, in the case of any transferee of a Note, within 30 days of completion of the transfer thereof). The Issuer shall provide such Purchaser or holder with a copy of that filing and shall notify such Purchaser or holder if the filing has not been made within the aforementioned period or if the Issuer becomes aware that HMRC has decided not to apply the UK Treaty Passport Scheme to this Agreement or any Note in respect of that Purchaser or holder. For the avoidance of doubt, any Purchaser or other holder of a Note who is a UK Treaty Holder holding a UK Treaty Passport which can be used by such UK Treaty Holder in respect of this Agreement, and who has given the Issuer an indication or notification in accordance with the foregoing, shall not be required to file any other Form seeking relief in respect of UK Tax pursuant to the applicable double taxation agreement unless and until it has received any notification by the Issuer in accordance with this paragraph (and then only in accordance with this Section 12). If any payment is made by an Obligor to or for the account of the holder of any Note after deduction for or on account of any Taxes, and increased payments are made by such Obligor pursuant to this Section 12, then, if such holder at its sole discretion determines that it has received or been granted a refund of such Taxes, such holder shall, to the extent that it can do so without prejudice to the retention of the amount of such refund, reimburse to such Obligor such amount as such holder shall, in its sole discretion, determine to be attributable to the relevant Taxes or deduction or withholding. Nothing herein contained shall interfere with the right of the holder of any Note to arrange its tax affairs in whatever manner it thinks fit and, in particular, no holder of any Note shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of such Tax in priority to any other claims, reliefs, credits or deductions available to it or (other than as set forth in clause (b) above) oblige any holder of any Note to disclose any information relating to its tax affairs or any computations in respect thereof. Each Obligor will furnish the holders of Notes, promptly and in any event within 60 days after the date of any payment by such Obligor of any Tax in respect of any amounts paid under any Note Document, the original tax receipt issued by the relevant taxation or other authorities involved for all amounts paid as aforesaid (or if such original tax receipt is not available or must legally be kept in the possession of such Obligor, a duly certified copy of the original tax receipt or any other reasonably satisfactory evidence of payment), together with such other documentary evidence with respect to such payments as may be reasonably requested from time to time by any holder of a Note. If any Obligor is required by any applicable law, as modified by the practice of the taxation or other authority of any relevant Taxing Jurisdiction, to make any deduction or withholding of any Tax in respect of which such Obligor would be required to pay any additional amount under this Section 12, but for any reason does not make such deduction or withholding with the result that a liability in respect of such Tax is assessed directly against the holder of any

-63- Note, and such holder pays such liability, then such Obligor will promptly reimburse such holder for such payment (including any related interest or penalties to the extent such interest or penalties arise by virtue of a default or delay by such Obligor) upon demand by such holder accompanied by an official receipt (or a duly certified copy thereof) issued by the taxation or other authority of the relevant Taxing Jurisdiction. If any Obligor makes payment to or for the account of any holder of a Note and such holder is entitled to a refund of the Tax to which such payment is attributable upon the making of a filing (other than a Form described above), then such holder shall, as soon as practicable after receiving written request from such Obligor (which shall specify in reasonable detail and supply the refund forms to be filed) use reasonable efforts to complete and deliver such refund forms to or as directed by such Obligor, subject, however, to the same limitations with respect to Forms as are set forth above. The obligations of the Obligors under this Section 12 shall survive the payment or transfer of any Note and the provisions of this Section 12 shall also apply to successive transferees of the Notes. 13. GUARANTEE AND OTHER RIGHTS AND UNDERTAKINGS. 13.1. Guarantee. Each U.S. Guarantor, in consideration of the execution and delivery of this Agreement, the purchase of the Notes by the Purchasers and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby irrevocably, unconditionally and jointly and severally with the other Guarantors guarantees to each holder, the due and punctual payment in full by the Issuer of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become owing by the Issuer to the holders under the terms and provisions of the Notes, this Agreement, any other Note Document or any other instrument referred to therein (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guarantee in the preceding sentence (the “Unconditional Guarantee”) is an absolute, present and continuing guarantee of payment and not of collectability and is in no way conditional or contingent upon any attempt to collect from any other Obligor or guarantor of the Notes (including, without limitation, any other U.S. Guarantor hereunder and any other Guarantor that executes an English Guarantee) or upon any other action, occurrence or circumstance whatsoever. In the event that the Issuer shall fail so to pay any of such Guaranteed Obligations, each U.S. Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and this Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be

-64- brought hereunder as each cause of action arises. Each U.S. Guarantor agrees that the Notes may (but need not) make reference to the Unconditional Guarantee. Each U.S. Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by such U.S. Guarantor, by any other Guarantor or by the Issuer of any warranty, covenant, term or condition in, or the occurrence of any default under, this Agreement (including, without limitation, the Unconditional Guarantee), the Notes, any other Note Document or any other instrument referred to therein, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Agreement (including, without limitation, the Unconditional Guarantee), the Notes, any other Note Document or any other instrument referred to therein and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Section 13, provided, that no U.S. Guarantor shall be liable for any damage, loss, cost or expense arising out of the gross negligence or willful misconduct of any holder. Each U.S. Guarantor hereby acknowledges and agrees that such U.S. Guarantor’s liability hereunder is joint and several with the other Guarantors and any other Person(s) who may guarantee the obligations and indebtedness under and in respect of the Notes and the other Note Documents. Notwithstanding the foregoing provisions or any other provision of this Agreement, the Purchasers (on behalf of themselves and their successors and assigns) and each U.S. Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the Maximum Guaranteed Amount determined as of such time with regard to such U.S. Guarantor, then this Section 13 shall be automatically amended to reduce the Guaranteed Obligations to the Maximum Guaranteed Amount. Such amendment shall not require the written consent of any U.S. Guarantor or any holder and shall be deemed to have been automatically consented to by each U.S. Guarantor and each holder. Each U.S. Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such U.S. Guarantor. “Maximum Guaranteed Amount” means as of the date of determination with respect to a U.S. Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such U.S. Guarantor’s liability under this Section 13 subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable law of any jurisdiction. 13.2. Obligations Absolute. The obligations of each U.S. Guarantor under this Section 13 shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, any other Note Document or any other instrument referred to therein, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such U.S. Guarantor may have against the Issuer or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or

-65- condition whatsoever (whether or not such U.S. Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, any other Note Document or any other instrument referred to therein (it being agreed that the obligations of each U.S. Guarantor under this Section 13 shall apply to the Notes, the other Note Documents and any such other instrument as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, any other Note Document or any other instrument referred to therein; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Issuer or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of the Issuer into or with any other Person or any sale, lease or transfer of any or all of the assets of any Guarantor or of the Issuer to any Person; (e) any failure on the part of the Issuer for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to any Guarantor or to any subrogation, contribution or reimbursement rights any Guarantor may otherwise have. Each U.S. Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder. 13.3. Waiver. Each U.S. Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Issuer in the payment of any amounts due under the Notes, any other Note Document or any other instrument referred to therein, and of any of the matters referred to in Section 13.2, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such U.S. Guarantor, including, without limitation, presentment to or demand for payment from the Issuer or any Guarantor with respect to any Note, notice to the Issuer or to any Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Issuer, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in this Agreement, the Notes or any other Note Document, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of such U.S. Guarantor or otherwise operate as a discharge of such U.S. Guarantor or in any manner lessen the obligations of such U.S. Guarantor hereunder. 13.4. Obligations Unimpaired. Each U.S. Guarantor authorizes the holders, without notice or demand to such U.S. Guarantor or any other Guarantor and without affecting its obligations hereunder, from time to time, in accordance with the provisions of the relevant Note Document or other instrument: (a)

-66- to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes, any other Note Document or any other instrument referred to therein; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, this Agreement, any other Note Document or any other instrument referred to therein, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes, any other Note Document or any other instrument referred to therein, for the performance of this Section 13 or otherwise for the Guaranteed Obligations and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Issuer, any Guarantor or any other Person; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder. The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Issuer, such U.S. Guarantor or any other Guarantor or any other Person or to pursue any other remedy available to the holders. If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Issuer, any Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, such U.S. Guarantor agrees that, for purposes of this Section 13 and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of this Agreement, and such U.S. Guarantor shall forthwith pay such accelerated Guaranteed Obligations. 13.5. Subrogation and Subordination. (a) Each U.S. Guarantor will not be entitled to and will not exercise any rights which it may have acquired by way of subrogation under this Section 13, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, nor will any U.S. Guarantor seek or be entitled to seek any reimbursement, contribution or indemnity from any other Obligor or any other Person, nor seek or be entitled to seek any rights or recourse to any security for the Notes or this Agreement, in each case unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash. (b) Each U.S. Guarantor hereby subordinates the payment of all Financial Indebtedness and other obligations of the Issuer, any other Obligor or any other guarantor of the Guaranteed Obligations owing to such U.S. Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in Section 13.5(a), to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Financial Indebtedness or other obligations shall be enforced and performance received by such U.S. Guarantor as trustee for the

-67- holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any U.S. Guarantor under this Section 13. (c) If any amount or other payment is made to or accepted by any U.S. Guarantor in violation of Section 13.5(a) and (b), such amount shall be deemed to have been paid to such U.S. Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such U.S. Guarantor under this Section 13. (d) Each U.S. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that its agreements set forth in this Section 13 (including this Section 13.5) are knowingly made in contemplation of such benefits. (e) Each U.S. Guarantor hereby agrees that, to the extent that a Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying Guarantor shall, subject to Section 13.5(a) and (b), be entitled to contribution from any Guarantor that has not paid its Proportionate Share of the Guaranteed Obligations. Any amount payable as a contribution under this Section 13.5(e) shall be determined as of the date on which the related payment is made by such Guarantor seeking contribution and each U.S. Guarantor acknowledges that the right to contribution hereunder shall constitute an asset of such U.S. Guarantor to which such contribution is owed. Notwithstanding the foregoing, the provisions of this Section 13.5(e) shall in no respect limit the obligations and liabilities of any Guarantor to the holders of the Notes hereunder or under the Notes, any other Note Document or any other document, instrument or agreement executed in connection therewith, and each U.S. Guarantor shall remain jointly and severally liable for the full payment and performance of the Guaranteed Obligations. 13.6. Reinstatement of Guarantee. The Unconditional Guarantee shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Issuer or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.

-68- 13.7. Term of Guarantee. The Unconditional Guarantee and all guarantees, covenants and agreements of the U.S. Guarantors contained in this Agreement shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 13.6. 13.8. Information Regarding the Issuer. Each U.S. Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Issuer. No holder shall have any duty or responsibility to provide any U.S. Guarantor with any credit or other information concerning the affairs, financial condition or business of the Issuer which may come into possession of the holders. Each U.S. Guarantor is executing and delivering this Agreement and each other Note Document to which it is a party without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Issuer, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations. 13.9. Further Assurances. Each U.S. Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of the Unconditional Guarantee. 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. 14.1. Registration of Notes. The Issuer shall keep at its principal executive office a register of Notes for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary. The Issuer shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

-69- 14.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Issuer at the address and to the attention of the designated officer (all as specified in Section 19) for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other details for notices of each transferee of such Note or part thereof) within ten Business Days thereafter the Issuer shall execute and deliver, at the Issuer’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series as such surrendered Note in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a), in the case of a Series B Note, Exhibit 1(b), in the case of a Series C Note, or Exhibit 1(c), in the case of a Shelf Note. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than US$100,000, in the case of Notes denominated in U.S. Dollars, £100,000, in the case of Notes denominated in Sterling, or €100,000, in the case of Notes denominated in Euros, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, with respect to any Series, one Note of such Series may be in a denomination of less than US$100,000, £100,000 or €100,000, as applicable. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. 14.3. Replacement of Notes. Upon receipt by the Issuer at the address and to the attention of the designated officer (all as specified in Section 19(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, receipt of an indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least US$50,000,000 (or its equivalent in other currencies) or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series as such lost, stolen, destroyed or mutilated Note, dated and bearing interest from the date to which interest shall have been paid on such lost,

-70- stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. 15. PAYMENTS ON NOTES. 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in the Applicable Currency at the principal office of JPMorgan Chase Bank, N.A. in New York, New York. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. 15.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Issuer or the Guarantors, as applicable, will pay all sums becoming due on such Note for principal, Make- Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A (in the case of the Series B Notes and the Series C Notes) or as specified in such Purchaser’s Confirmation of Acceptance (in the case of a Shelf Note), or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 14.2. The Issuer will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2. 16. EXPENSES, ETC. 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Issuer will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by Pricoa and the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement (including, without limitation, the Unconditional Guarantee), the Notes or the other Note Documents (whether or not such amendment, waiver or consent becomes effective), including,

-71- without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement (including, without limitation, the Unconditional Guarantee), the Notes or the other Note Documents, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with any Note Document, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of any member of the Group or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed US$3,500 (or its equivalent in other currencies) per Series of Notes. The Issuer will pay, and will save Pricoa, each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes). 16.2. Certain Taxes. The Issuer agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery (but not the transfer) or the enforcement of any of the Notes or the execution and delivery or the enforcement of this Agreement or any other Note Document in the United States or the United Kingdom or any other jurisdiction of organization of any Subsidiary Guarantor or of any amendment of, or waiver or consent under or with respect to, any Note Document, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Issuer pursuant to this Section 16 (provided that, where the Issuer has made a payment of such value added tax and the relevant holder reasonably determines that it has received or been granted a credit or repayment in respect of such value added tax from the relevant tax authority, such holder shall reimburse such amount to the Issuer), and will save Pricoa and each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Issuer hereunder. 16.3. Survival. The obligations of the Issuer under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of any Note Document, and the termination of any Note Document. 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Notes and the other Note Documents, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this

-72- Agreement. Subject to the preceding sentence, this Agreement (including, without limitation, the Unconditional Guarantee), the Notes and the other Note Documents embody the entire agreement and understanding among Pricoa, each Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof. 18. AMENDMENT AND WAIVER. 18.1. Requirements. (a) This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of each Obligor and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 22, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, (b) (i) with the written consent of Pricoa (and without the consent of any holder of Notes), the provisions of Section 1.3 or 2 may be amended or waived (except insofar as any such amendment or waiver would affect any rights or obligations with respect to the purchase and sale of Notes which shall have become Accepted Notes prior to such amendment or waiver), and (ii) with the written consent of all of the Purchasers which shall have become obligated to purchase Accepted Notes of any Series (and not without the written consent of all such Purchasers), any of the provisions of Section 2 and Section 4 may be amended or waived insofar as such amendment or waiver would affect only rights or obligations with respect to the purchase and sale of the Accepted Notes of such Series or the terms and provisions of such Accepted Notes and (c) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 11 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, any Series of Notes, (ii) change the percentage of the principal amount of any Series of Notes the holders of which are required to consent to any such amendment or waiver, (iii) amend Section 8, 10(a), 11, 12, 18, 21 or 23.9, or (iv) release all or substantially all of the Unconditional Guarantee. (b) Any Joinder Agreement, English Guarantee or other guarantee agreement may be amended, and the observance of any term thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Guarantor party thereto and the Required Holders, except that no amendment or waiver (a) of any of the provisions of Section 1, 2, 3, 4, 5, 6, 8, 10 or 12.7 of the English Guarantee (or any similar provision in any other guarantee agreement), or any defined term (as it is used therein), or (b) which results in the limitation of the liability of the Guarantor thereunder will be effective as to any holder unless consented to by such holder in writing. 18.2. Solicitation of Holders of Notes. (a) Solicitation. The Issuer will provide Pricoa and each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information,

-73- sufficiently far in advance of the date a decision is required, to enable Pricoa and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of any other Note Document, unless such proposed amendment, waiver or consent relates only to a specific Series of Accepted Notes which have not yet been purchased, in which case such information will only be required to be delivered to the Purchasers which shall have become obligated to purchase Accepted Notes of such Series. The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. (b) Payment. No Obligor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any other Note Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 18.2 by the holder of any Note that has transferred or has agreed to transfer such Note to an Obligor or any Affiliate of an Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder. 18.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon each Obligor without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between any Obligor, on one hand, and Pricoa or the holder of any Note, on the other hand, nor any delay in exercising any rights hereunder or under any other Note Document shall operate as a waiver of any rights of Pricoa or any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

-74- 18.4. Notes Held by Obligors, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or any Note Document, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any Affiliate of any Obligor shall be deemed not to be outstanding. 19. NOTICES; ENGLISH LANGUAGE. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized international commercial delivery service (charges prepaid), or (b) by a recognized international commercial delivery service (with charges prepaid). Any such notice must be sent: (i) if to a Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A (in the case of the Series B Notes and the Series C Notes) or as specified by such Purchaser in its Confirmation of Acceptance (in the case of Shelf Notes), or at such other address as such Purchaser or nominee shall have specified to the Issuer in writing, (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing, (iii) if to the Issuer, to the Issuer at its address set forth at the beginning hereof to the attention of the Secretary, or at such other address as the Issuer shall have specified to the holder of each Note in writing, (iv) if to any Guarantor, to such Guarantor at Lumns Lane, Manchester, M27 8LN, United Kingdom, Attention: the Company Secretary, or at such other address as such Guarantor shall have specified to the holder of each Note in writing, or (v) if to Pricoa, to Pricoa at its address set forth in the Information Schedulr or at such other address as Pricoa shall have specified to the Issuer in writing. Notices under this Section 19 will be deemed given only when actually received. Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Agreement shall be in English or accompanied by an English translation thereof. This Agreement and the Notes have been prepared and signed in English and the parties hereto agree that the English version hereof and thereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and

-75- construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in any jurisdiction in respect hereof or thereof. Notwithstanding anything to the contrary in this Section 19, any communication pursuant to Section 2 shall be made by the method specified for such communication in Section 2, and shall be effective to create any rights or obligations under this Agreement only if, in the case of a telephone communication, an Authorized Officer of the party conveying the information and of the party receiving the information are parties to the telephone call, and in the case of a telecopier communication, the communication is signed by an Authorized Officer of the party conveying the information, addressed to the attention of an Authorized Officer of the party receiving the information, and in fact received at the telecopier terminal the number of which is listed for the party receiving the communication in the Information Schedule or at such other telecopier terminal as the party receiving the information shall have specified in writing to the party sending such information. 20. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by Pricoa or any Purchaser at the Second Restatement Closing or any other Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to Pricoa or any Purchaser, may be reproduced by Pricoa or such Purchaser by any photographic, photostatic, electronic, digital or other similar process and Pricoa and such Purchaser may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Pricoa or such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit any Obligor, Pricoa or any holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. 21. CONFIDENTIAL INFORMATION. For the purposes of this Section 21, “Confidential Information” means information delivered to Pricoa or any Purchaser by or on behalf of any member of the Group in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by Pricoa or such Purchaser as being confidential information of such Group member, provided that such term does not include information that (a) was publicly known or otherwise known to Pricoa or such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by Pricoa or such Purchaser or any Person acting on Pricoa’s or such Purchaser’s behalf, (c) otherwise becomes known to Pricoa or such Purchaser other than through disclosure by any Group member or (d) constitutes financial statements delivered to Pricoa or such Purchaser under Section 7.1 that are otherwise publicly available.

-76- Pricoa and each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by Pricoa and such Purchaser in good faith to protect confidential information of third parties delivered to Pricoa or such Purchaser, provided that Pricoa and such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (v) any Person from which it offers to purchase any security of the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 21), (vi) any federal or state regulatory authority having jurisdiction over Pricoa or such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about Pricoa’s or such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to Pricoa or such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which Pricoa or such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent Pricoa or such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any other Note Document. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by any Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 21. In the event that as a condition to receiving access to information relating to the Parent Guarantor or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, Pricoa, any Purchaser or other holder of a Note is required to agree to a confidentiality undertaking (whether through Intralinks or otherwise) which is different from the terms of this Section 21, the terms of this Section 21 shall, as between Pricoa, such Purchaser or other holder and the Obligors, supersede the terms of any such other confidentiality undertaking. 22. SUBSTITUTION OF PURCHASER. Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be

-77- deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Issuer of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. 23. MISCELLANEOUS. 23.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not. 23.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. 23.3. Accounting Terms; IFRS 9. Except as otherwise specifically provided herein, all accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with the Accounting Principles, all computations made pursuant to this Agreement shall be made in accordance with the Accounting Principles, and all financial statements shall be prepared in accordance with the Accounting Principles, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements for that Obligor. Notwithstanding the foregoing or any other provision of this Agreement: (a) for purposes of determining Financial Indebtedness, indebtedness or debt (or any similar term) under any covenant or other term or provision contained in this Agreement (including any Incorporated Provision), any election by any Group member to measure any portion of a non-derivative financial liability at fair value (as permitted by IFRS 9 Financial Instruments or any similar accounting standard), other than to reflect a hedge of such non-derivative financial liability (including interest rate, foreign currency and commodity hedges), shall be disregarded and such determination shall be made as if such election had not been made; and

-78- (b) if there is a change in the Accounting Principles or the accounting practices from the Accounting Principles or accounting practices applied in the preparation of the Original Financial Statements, which change: (a) affects the determination of the financial covenants contained in Section 9.1 or any related definitions; or (b) affects the determination of whether a Subsidiary is a Material Company; or (c) could (i) cause a Default or Event of Default related to any provision hereof (each an “Applicable Provision”), or (ii) result in an indication that a Default or Event of Default related to any Applicable Provision shall occur in the future, then the parties hereto shall proceed as follows: (1) any such Default or Event of Default arising solely as a result of such change in Accounting Principles shall be tolled or suspended; (2) at the request of the Parent Guarantor or the Required Holders, the Parent Guarantor and the Required Holders shall promptly enter into good faith negotiations lasting for a period not to exceed ninety (90) days, pursuant to which the Parent Guarantor and the Required Holders shall (if possible) agree to an amendment or waiver of terms of this Agreement sufficient to (i) eliminate or preempt any such Default or Event of Default and (ii) ensure that the amendment does not result in any material alteration in the commercial effect of the terms of this Agreement as at the Closing Date and gives the Parent Guarantor comparable headroom and flexibility to that contemplated at the Closing Date, and any amendments so agreed will take effect on the date agreed between the Parent Guarantor and the Required Holders; and (3) in the event such good faith negotiations do not result in an amendment or waiver sufficient to eliminate or preempt any such Default or Event of Default or to ensure that the change does not result in any material alteration in the commercial effect of the terms of this Agreement within ninety (90) days of either party’s request, the Parent Guarantor shall be entitled to (in the case of a change in Accounting Principles giving rise to a Default or Event of Default or that is otherwise adverse to the Parent Guarantor) and shall if the Required Holders so request (in the case of a change in Accounting Principles adverse to the holders) re-determine or determine (as applicable) compliance with such Applicable Provision on the basis of the Accounting Principles in effect on the date of (and as applied by the Parent Guarantor in connection with) the Group’s most recent consolidated audited financial statements issued prior to such change in Accounting Principles (“Pre-Change Accounting Principles”). (c) In the event that any re-determination or determination (as applicable) of any Applicable Provision in accordance with Pre-Change Accounting Principles shall

-79- indicate (x) that the Parent Guarantor is then in compliance with the Applicable Provision on such basis, no Default nor Event of Default in relation thereto shall be deemed to have occurred (or be continuing) or shall occur thereafter (as applicable), and (y) that the Parent Guarantor is not then in compliance with the Applicable Provision on such basis, any Default nor Event of Default in relation thereto that would have arisen but for the relevant change in Accounting Principles shall be deemed to have occurred and be continuing. 23.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. 23.5. Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof. 23.6. Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement and any other Note Document provided in connection with this Agreement (other than the Notes). Delivery of an electronic signature to, or a signed copy of this Agreement or any other such document (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and such other documents (other than the Notes) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Parent Guarantor, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State

-80- Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if Pricoa, any Purchaser or any holder of Notes shall request manually signed counterpart signatures to this Agreement or any other such document, each Obligor hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable. 23.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. 23.8. Jurisdiction and Process; Waiver of Jury Trial. (a) Each Obligor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) Each Obligor agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 23.8(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment. (c) Each Non-U.S. Obligor consents to process being served by or on behalf of Pricoa or any holder of a Note in any suit, action or proceeding of the nature referred to in Section 23.8(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 19, to the Issuer, as its agent for the purpose of accepting service of any process in the United States. Each Non-U.S. Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by any recognized international commercial delivery service. (d) Nothing in this Section 23.8 shall affect the right of Pricoa or any holder of a Note to serve process in any manner permitted by law, or limit any right that Pricoa

-81- or the holders of any of the Notes may have to bring proceedings against any Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (e) Each Non-U.S. Obligor hereby irrevocably appoints the Issuer to receive for it, and on its behalf, service of process in the United States. The Issuer hereby accepts such appointment and designation for the period from the Second Restatement Closing Date to the date that is one calendar year after the latest maturity date of any Note as stated therein. (f) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE UNCONDITIONAL GUARANTEE), THE NOTES, ANY OTHER FINANCE DOCUMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH. 23.9. Obligation to Make Payment in Applicable Currency. Any payment on account of an amount that is payable hereunder or under the Notes in the Applicable Currency which is made to or for the account of Pricoa any holder of Notes in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of any Obligor, shall constitute a discharge of the obligation of such Obligor, as applicable, under this Agreement or the Notes only to the extent of the amount of the Applicable Currency which Pricoa or such holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of the Applicable Currency that could be so purchased is less than the amount of the Applicable Currency originally due to Pricoa or such holder, the Obligors agree to the fullest extent permitted by law, to indemnify and save harmless Pricoa or such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Agreement and the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by Pricoa or such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under the Notes or under any judgment or order. As used herein the term “London Banking Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England. 23.10. Tax Forms. (a) Each Purchaser and each holder that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code shall deliver to the Issuer executed originals of U.S. Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable law or reasonably requested by

-82- the Issuer as will enable the Issuer to certify to such Purchaser or holder’s exemption from U.S. backup withholding and/or information reporting requirements. (b) Each Purchaser and each holder that is not a “United States person” within the meaning of Section 7701(a)(30)of the Internal Revenue Code (a “Non-U.S. Holder”) shall deliver to the Issuer on or prior to the date on which such Non-U.S. Holder becomes a party to this Agreement (and from time to time thereafter upon the request of the Issuer), whichever of the following is applicable: (i) properly completed and duly executed originals of U.S. Internal Revenue Service Form W-8BEN or W-8BEN-E (claiming any applicable exemption from or reduction of United States withholding tax on payments made under the benefits of an applicable income tax treaty); (ii) properly completed and duly executed originals of U.S. Internal Revenue Service Form W-8ECI (claiming a complete exemption from United States withholding tax because payments made are effectively connected with a U.S. trade or business); (iii) properly completed and duly executed originals of U.S. Internal Revenue Service Form W-8IMY and all required supporting documentation (claiming any applicable exemption(s) from or reduction(s) of United States withholding tax on payments made); or (iv) in the case of a Purchaser or holder claiming the benefits of the exemption for portfolio interest under Sections 871(h) or 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Non-U.S. Holder is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) a “10 percent shareholder” of the Issuer within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code and (y) properly completed and duly executed originals of U.S. Internal Revenue Service Form W-8BEN, W-8BEN-E, W-8ECI or W-8IMY and any required supporting documentation, as applicable. (c) Each Purchaser or holder that is a Non-U.S. Holder shall deliver to the Issuer such other tax forms or other documents as shall be prescribed by applicable law to demonstrate, where applicable, that payments under this Agreement to such Purchaser or holder are exempt from United States withholding tax imposed pursuant to FATCA. 23.11. Transaction References. The Obligors agree that Pricoa Private Capital may (a) refer to its role in originating the purchase of the Notes and establishing the Facility, as well as the identity of the Obligors, the aggregate principal amounts and issue dates of the Series A Notes, Series B Notes and Series C Notes, the maximum aggregate principal amount of the Shelf Notes, and the date on which the Facility was established, on its internet site or in marketing materials, press releases, published

-83- “tombstone” announcements or any other print or electronic medium and (b) display the Issuer’s corporate logo in conjunction with any such reference. 23.12. Determinations Involving Different Currencies. In the event of any determination of the requisite percentage or the principal amount of any Notes of more than one currency, all Notes which are issued in a currency other than U.S. Dollars shall, for purposes of determining any such percentage or requisite principal amount, be deemed to be equal to its Dollar Equivalent. [Remainder of page left intentionally blank. Next page is signature page.]

[Signature Page – Second Amended & Restated Note Purchase and Private Shelf Agreement] If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Obligors, whereupon this Agreement shall become a binding agreement among you and the Obligors. Very truly yours, BA HOLDINGS, INC. By Name: Title: LUXFER HOLDINGS PLC By Name: Title: LUXFER GROUP LIMITED By: Name: Title: LUXFER GROUP 2000 LIMITED By: Name: Title: LUXFER GAS CYLINDERS LIMITED By: Name: Title: DocuSign Envelope ID: A9236273-E892-4EF1-A898-120590C86998 Alok Maskara Director Alok Maskara Director Alok Maskara Director Alok Maskara Director Alok Maskara Director

[Signature Page – Second Amended & Restated Note Purchase and Private Shelf Agreement] LUXFER GROUP SERVICES LIMITED By: Name: Title: MAGNESIUM ELEKTRON LIMITED By: Name: Title: LUXFER OVERSEAS HOLDINGS LIMITED By: Name: Title: LUXFER GAS CYLINDERS CHINA HOLDINGS LIMITED By: Name: Title: MEL CHEMICALS INC. By: Name: Title: MAGNESIUM ELEKTRON NORTH AMERICA, INC. By: Name: Title: LUXFER INC. By: Name: Title: DocuSign Envelope ID: A9236273-E892-4EF1-A898-120590C86998 Alok Maskara Director Alok Maskara Director Alok Maskara Director Alok Maskara Director Alok Maskara Director Alok Maskara Director Alok Maskara Director

[Signature Page – Second Amended & Restated Note Purchase and Private Shelf Agreement] READE MANUFACTURING COMPANY By: Name: Title: LUXFER MAGTECH, INC. By: Name: Title: STRUCTURAL COMPOSITES INDUSTRIES LLC By: Name: Title: DocuSign Envelope ID: A9236273-E892-4EF1-A898-120590C86998 Alok Maskara Director Alok Maskara Director Alok Maskara Director

[Signature Page – Second Amended & Restated Note Purchase and Private Shelf Agreement] This Agreement is hereby accepted and agreed to as of the date thereof. PGIM, INC. By: ___________________________________ Name: Anthony Coletta Title: Vice President THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: PGIM, Inc. (as Investment Manager) By:___________________________________ Name: Anthony Coletta Title: Vice President

Information Schedule-1 INFORMATION SCHEDULE General Notice Information for Pricoa: PGIM, Inc. Address: Two Prudential Plaza Suite 5600 Chicago, Illinois 60601 Attention: Edward Jolly; Rhiannon Ledger Email Addresses for Electronic Delivery: Edward.Jolly@pricoa.com; Rhiannon.Ledger@pricoa.com Authorized Officers for Pricoa P. Scott von Fischer Managing Director Prudential Private Capital Two Prudential Plaza Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4225 Email Address: scott.vonfischer@prudential.com Marie L. Fioramonti Managing Director Prudential Private Capital Two Prudential Plaza Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4233 Email Address: marie.fioramonti@pricoa.com Matthew R. Douglass Managing Director Central Credit Prudential Private Capital Four Gateway Center 655 Broad Street Floor 16S Newark, New Jersey 07102 Telephone: (973) 367-8752 Email Address: mathew.douglass@prudential.com William S. Engelking Managing Director Prudential Private Capital Two Prudential Plaza Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4214 Email Address: william.engelking@prudential.com Joshua Shipley Managing Director Prudential Private Capital Two Prudential Plaza Suite 5600 Dianna Carr Managing Director Prudential Private Capital Two Prudential Plaza Suite 5600

Information Schedule-2 Chicago, Illinois 60601 Telephone: (312) 540-4220 Email Address: joshua.shipley@pricoa.com Chicago, Illinois 60601 Telephone: (312) 540-4224 Email Address: dianna.carr@prudential.com Tan Vu Managing Director Prudential Private Capital Two Prudential Plaza Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-5437 Email Address: tan.vu@pricoa.com James J. McCrane Vice President Prudential Private Capital 4 Gateway Center Newark, New Jersey 07102-4062 Telephone: (973) 802-4222 Email Address: james.mccrane@prudential.com David Quackenbush Senior Vice President Prudential Private Capital Two Prudential Plaza Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4228 Email Address: david.quackenbush.prudential.com Anthony Coletta Senior Vice President Prudential Private Capital Two Prudential Plaza Suite 5600 Chicago, Illinois 60601 Telephone: (312) 540-4226 Email Address: anthony.coletta@prudential.com Authorized Officers for Issuer Stephen Webster Group Financial Controller Luxfer Holdings plc, Lumns Lane, Manchester, M27 8LN Telephone: (+44) 0161 300 0623 Email Address: Steve.Webster@luxfer.com Megan E. Glise General Counsel & Company Secretary Luxfer Holdings plc, Lumns Lane, Manchester, M27 8LN Telephone: (+1) 414 488 1744 Email Address: megan.glise@Luxfer.com

Schedule A-1 Schedule A INFORMATION RELATING TO PURCHASERS Aggregate Principal Amount of Notes to be Purchased Note Denomination and Registered Number THE PRUDENTIAL INSURANCE COMPANY OF AMERICA $19,921,739.13 RB-1: $19,921,739.13 (1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to: JPMorgan Chase Bank, NA New York, NY ABA No.: 021000021 Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces) Each such wire transfer shall set forth the name of the Company, a reference to "4.88% Series B Senior Notes due 29 June 2023, Security No. INV11372, PPN05523*AC1" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. (2) Address for all communications and notices: The Prudential Insurance Company of America c/o Pricoa Private Capital Two Prudential Plaza 180 N. Stetson Ave., Suite 5600 Chicago, IL 60601 Attention: Managing Director, PRICOA with a copy to: Pricoa Private Capital (Ireland) Limited, London Branch One London Bridge 8th Floor London, SE1 9BG Fax: +44 207 621 8448 Attention: Managing Director and for all notices relating solely to scheduled principal and interest payments to: The Prudential Insurance Company of America c/o PGIM, Inc. Prudential Tower

Schedule A-2 655 Broad Street 16th Floor - South Tower Newark, NJ 07102 Attention: PIM Private Accounting Processing Team Email: Pim.Private.Accounting.Processing.Team@prudential.com (3) Address for Delivery of Notes: (a) Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 16th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager (b) Send copy by email to: andrew.hammond@pricoa.com and Private.Disbursements@Prudential.com (4) Tax Identification No.: 22-1211670 (5) Jurisdiction of Tax Residence: UNITED STATES (6) External audit confirmations of loan balances for transactions closed by PPC should be sent to the address(es) outlined below. Via e-mail (preferred): PPCauditconfirms@prudential.com By U.S. Mail: PGIM Private Placement Operations 655 Broad Street, 14th Floor South Mail Stop # NJ 08-14-75 Newark, New Jersey 07102-5096 Attn: PPC Audit Confirmation Coordinator For any questions or assistance with audit confirmations, please contact our centralized audit confirmation telephone number, (973) 367-7561.

| | Aggregate Principal Amount of Notes <u>to be Purchased</u> | Note Denomination and Registered <u>Number</u> |
|---|---|---|
| **THE PRUDENTIAL INSURANCE COMPANY OF AMERICA** | **$5,078,260.87** | RB-2: $5,078,260.87 |

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, NA
New York, NY
ABA No.: 021000021
Account Name: The Prudential – Privest Portfolio
Account No.: P86189 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "4.88% Series B Senior Notes due 29 June 2023, Security No. INV11372, PPN05523*AC1" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2) Address for all communications and notices:

The Prudential Insurance Company of America
c/o Pricoa Private Capital
Two Prudential Plaza
180 N. Stetson Ave., Suite 5600
Chicago, IL 60601
Attention: Managing Director, PRICOA

with a copy to:

Pricoa Private Capital (Ireland) Limited, London Branch
One London Bridge
8th Floor
London, SE1 9BG

Fax: +44 207 621 8448

Attention: Managing Director

<u>and for all notices relating solely to scheduled principal and interest payments to</u>:

The Prudential Insurance Company of America
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
16th Floor - South Tower
Newark, NJ 07102

Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

Schedule A-3

Schedule A-4 (3) Address for Delivery of Notes: (a) Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 16th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager (b) Send copy by email to: andrew.hammond@pricoa.com and Private.Disbursements@Prudential.com (4) Tax Identification No.: 22-1211670 (5) Jurisdiction of Tax Residence: UNITED STATES (6) External audit confirmations of loan balances for transactions closed by PPC should be sent to the address(es) outlined below. Via e-mail (preferred): PPCauditconfirms@prudential.com By U.S. Mail: PGIM Private Placement Operations 655 Broad Street, 14th Floor South Mail Stop # NJ 08-14-75 Newark, New Jersey 07102-5096 Attn: PPC Audit Confirmation Coordinator For any questions or assistance with audit confirmations, please contact our centralized audit confirmation telephone number, (973) 367-7561.

Schedule A-5 Aggregate Principal Amount of Notes to be Purchased Note Denomination and Registered Number THE PRUDENTIAL INSURANCE COMPANY OF AMERICA $19,921,739.13 RC-1: $19,921,739.13 (1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to: JPMorgan Chase Bank, NA New York, NY ABA No.: 021000021 Account Name: Prudential Managed Portfolio Account No.: P86188 (please do not include spaces) Each such wire transfer shall set forth the name of the Company, a reference to "4.94% Series C Senior Notes due 29 June 2026, Security No. INV11372, PPN05523*AD9" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. (2) Address for all communications and notices: The Prudential Insurance Company of America c/o Pricoa Private Capital Two Prudential Plaza 180 N. Stetson Ave., Suite 5600 Chicago, IL 60601 Attention: Managing Director, PRICOA with a copy to: Pricoa Private Capital (Ireland) Limited, London Branch One London Bridge 8th Floor London, SE1 9BG Fax: +44 207 621 8448 Attention: Managing Director and for all notices relating solely to scheduled principal and interest payments to: The Prudential Insurance Company of America c/o PGIM, Inc. Prudential Tower 655 Broad Street 16th Floor - South Tower Newark, NJ 07102 Attention: PIM Private Accounting Processing Team Email: Pim.Private.Accounting.Processing.Team@prudential.com

Schedule A-6 (3) Address for Delivery of Notes: (a) Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 16th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager (b) Send copy by email to: andrew.hammond@pricoa.com and Private.Disbursements@Prudential.com (4) Tax Identification No.: 22-1211670 (5) Jurisdiction of Tax Residence: UNITED STATES (6) External audit confirmations of loan balances for transactions closed by PPC should be sent to the address(es) outlined below. Via e-mail (preferred): PPCauditconfirms@prudential.com By U.S. Mail: PGIM Private Placement Operations 655 Broad Street, 14th Floor South Mail Stop # NJ 08-14-75 Newark, New Jersey 07102-5096 Attn: PPC Audit Confirmation Coordinator For any questions or assistance with audit confirmations, please contact our centralized audit confirmation telephone number, (973) 367-7561.

Schedule A-7 Aggregate Principal Amount of Notes to be Purchased Note Denomination and Registered Number THE PRUDENTIAL INSURANCE COMPANY OF AMERICA $5,078,260.87 RC-2: $5,078,260.87 (1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to: JPMorgan Chase Bank, NA New York, NY ABA No.: 021000021 Account Name: The Prudential – Privest Portfolio Account No.: P86189 (please do not include spaces) Each such wire transfer shall set forth the name of the Company, a reference to "4.94% Series C Senior Notes due 29 June 2026, Security No. INV11372, PPN05523*AD9" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made. (2) Address for all communications and notices: The Prudential Insurance Company of America c/o Pricoa Private Capital Two Prudential Plaza 180 N. Stetson Ave., Suite 5600 Chicago, IL 60601 Attention: Managing Director, PRICOA with a copy to: Pricoa Private Capital (Ireland) Limited, London Branch One London Bridge 8th Floor London, SE1 9BG Fax: +44 207 621 8448 Attention: Managing Director and for all notices relating solely to scheduled principal and interest payments to: The Prudential Insurance Company of America c/o PGIM, Inc. Prudential Tower 655 Broad Street 16th Floor - South Tower Newark, NJ 07102 Attention: PIM Private Accounting Processing Team Email: Pim.Private.Accounting.Processing.Team@prudential.com

Schedule A-8 (3) Address for Delivery of Notes: (a) Send physical security by nationwide overnight delivery service to: PGIM, Inc. 655 Broad Street 16th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager (b) Send copy by email to: andrew.hammond@pricoa.com and Private.Disbursements@Prudential.com (4) Tax Identification No.: 22-1211670 (5) Jurisdiction of Tax Residence: UNITED STATES (6) External audit confirmations of loan balances for transactions closed by PPC should be sent to the address(es) outlined below. Via e-mail (preferred): PPCauditconfirms@prudential.com By U.S. Mail: PGIM Private Placement Operations 655 Broad Street, 14th Floor South Mail Stop # NJ 08-14-75 Newark, New Jersey 07102-5096 Attn: PPC Audit Confirmation Coordinator For any questions or assistance with audit confirmations, please contact our centralized audit confirmation telephone number, (973) 367-7561.

Schedule B-1 Schedule B DEFINED TERMS As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Acceptable Bank” means: (a) a bank or financial institution which has a long term unsecured credit rating of at least BBB by Standard & Poor’s Rating Services or Fitch Ratings Ltd or at least Baa2 by Moody’s Investor Services Limited or a comparable rating from an internationally recognized credit rating agency; (b) any Finance Party or any Affiliate of a Finance Party under the Bank Facilities Agreement (as such terms are defined in the Bank Facilities Agreement as in effect on the Second Restatement Closing Date); or (c) any other bank or financial institution with which the Issuer has an account as of the Second Restatement Closing Date. “Acceptance” is defined in Section 2.5. “Acceptance Day” is defined in Section 2.5. “Acceptance Window” means, with respect to any Quotation, the time period designated by Pricoa during which the Issuer may elect to accept such Quotation. “Accepted Note” is defined in Section 2.5. “Accounting Principles” means the international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements or if required by the applicable law the generally acceptable accounting principles of the United States. “Accounting Reference Date” has the meaning given to it in section 391 of the Companies Act 2006. “Additional Interest” is defined in Section 9.1(c). “Additional Interest Period” is defined in Section 9.1(c). “Additional Payments” is defined in Section 8.9(d). “Additional Subsidiary Guarantor” is defined in Section 1.4. “Affected Noteholder” is defined within the definition of “Noteholder Sanctions Event”.

Schedule B-2 “Affiliate” means, (a) in relation to any Person, a Subsidiary of that Person or a Holding Company of that person or any other Subsidiary of that Holding Company, and (b) with respect to Pricoa, shall include any managed account, investment fund or other vehicle for which Pricoa or any Pricoa Affiliate acts as investment advisor or portfolio manager. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Issuer or the Parent Guarantor. “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010. “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA Patriot Act. “Annual Financial Statements” means the audited consolidated financial statements for a Financial Year delivered pursuant to Section 7.1(b). “Applicable Percentage” is defined in Section 8.6. “Applicable Currency” means (a) with respect to any Notes denominated in U.S. Dollars, U.S. Dollars, (b) with respect to any Notes denominated in Sterling, Sterling, and (c) with respect to any Notes denominated in Euros, Euros. “Articles” means the articles of association of the Parent Guarantor and the articles of association of the Issuer. “assets” includes present and future properties, revenues and rights of every description (including any right to receive such revenues). “Auditors” means one of PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG Audit PLC, Deloitte LLP, Grant Thornton LLP, Soren McAdam LLP, BDO International or any other firm of independent public accountants of recognized international standing. “Authorization” means an authorization, consent, approval, resolution, license, exemption, filing, notarization or registration. “Authorized Officer” means (a) in the case of the Issuer, its chief executive officer, its deputy chief executive officer, its chief financial officer, any other Person authorized by the Issuer to act on behalf of the Issuer and designated as an “Authorized Officer” of the Issuer in the Information Schedule attached hereto or any other Person authorized by the Issuer to act on behalf of the Issuer and designated as an “Authorized Officer” of the Issuer for the purpose of this Agreement in an Officer’s Certificate executed by the Issuer’s chief executive officer, deputy chief executive officer or chief financial officer and delivered to Pricoa, and (b) in the case of Pricoa, any officer of Pricoa designated as its “Authorized Officer” in the Information Schedule or any officer of Pricoa designated as its “Authorized Officer” for the purpose of this Agreement in a certificate executed by one of its Authorized Officers or a lawyer in its law

Schedule B-3 department. Any action taken under this Agreement on behalf of the Issuer by any individual who on or after the date of this Agreement shall have been an Authorized Officer of the Issuer and whom Pricoa in good faith believes to be an Authorized Officer of the Issuer at the time of such action shall be binding on the Issuer even though such individual shall have ceased to be an Authorized Officer of the Issuer, and any action taken under this Agreement on behalf of Pricoa by any individual who on or after the date of this Agreement shall have been an Authorized Officer of Pricoa and whom the Issuer in good faith believes to be an Authorized Officer of Pricoa at the time of such action shall be binding on Pricoa even though such individual shall have ceased to be an Authorized Officer of Pricoa. “Available Currencies” means U.S. Dollars, Sterling and Euros. “Available Facility Amount” is defined in Section 2.1. “Average Exchange Rate” means the 12 Month average of the month end exchange rates as referenced to Reuters, or if Reuters ceases to publish such exchange rates, the 12 Month average of the month end exchange rates published by another source as agreed between the Parent Guarantor and the Required Holders. “Bank Agent” means National Westminster Bank PLC, as agent of the Finance Parties (as defined in the Bank Facilities Agreement). “Bank Document” means the Finance Documents (as defined in the Bank Facilities Agreement) and each other document executed in connection with the Bank Facilities Agreement or otherwise relating thereto. “Bank Facilities Agreement” means the multicurrency revolving facility agreement, dated October 26, 2021, among (a) the Parent Guarantor as the company, (b) BNP Paribas London Branch, Citibank, N.A., London Branch, Clydesdale Bank PLC T/A Yorkshire Bank, Fifth Third Bank, National Association and National Westminster Bank PLC as mandated lead arrangers, (c) the parties listed in part 1 of schedule 1 thereto as original borrowers, (d) the parties listed in part 1 of schedule 1 thereto as original guarantors, (e) the financial institutions listed in part 2 of schedule 1 thereto as lenders, and (f) the Bank Agent, as the same may from time to time be amended, restated, supplemented, modified or extended. “Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b). “Business Day” means (a) for the purposes of Section 8.6 only, (i) if with respect to Notes denominated in U.S. Dollars, a New York Business Day, (ii) if with respect to Notes denominated in Sterling, any day which is both a New York Business Day and a day on which commercial banks are not required or authorized to be closed in London, England, and (iii) if with respect to Notes denominated in Euros, any day which is both a New York Business Day and a TARGET Settlement Day, (b) for purposes of Section 2.3 only, any day which is both a

Schedule B-4 New York Business Day and a day on which Pricoa is open for business, and (c) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or London, England are required or authorized to be closed or (with respect to Euros) a day which is not a TARGET Settlement Day. “Called Principal” is defined in Section 8.6. “Cancellation Date” is defined in Section 2.7(c). “Cancellation Fee” is defined in Section 2.7(c). “Cash” means the amount of cash in hand or on deposit of members of the Group with any bank recognized as such in its own jurisdiction as set out on the balance sheet of the Parent Guarantor delivered in accordance with Section 7.1(a) or (b), and in respect of any amount of cash which is denominated in a currency other than U.S. Dollars (the "relevant currency"), (a) for purposes of calculating the financial covenants set out in Section 9.1(a), converted into U.S. Dollars in accordance with Section 9.1(b)(iii), and (b) for any other purpose, to be the equivalent in U.S. Dollars of such relevant currency on the date on which such amount is calculated. “Cash Equivalent Investments” means at any time: (a) certificates of deposit or time deposits maturing within 3 Months after the relevant date of calculation and issued by an Acceptable Bank, (b) any investment in marketable debt obligations issued or guaranteed by the government of the United States of America, the United Kingdom or any member state of the European Economic Area (subject to any such member state of the European Economic Area having a credit rating equivalent to or better than the United States of America or the United Kingdom), or by an instrumentality or agency of any of them having an equivalent credit rating, maturing within 3 Months after the relevant date of calculation and not convertible or exchangeable to any other security, (c) commercial paper not convertible or exchangeable to any other security: (i) for which a recognized trading market exists, (ii) issued by an issuer incorporated in the United States of America, the United Kingdom or any member state of the European Economic Area, (iii) which matures within 3 Months after the relevant date of calculation, and (iv) which has a credit rating of either A-1 or higher by Standard & Poor’s Rating Services, F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investors Service Limited, or, if no rating is available in respect of the commercial paper, the issuer of which has, in respect of its long-term unsecured and non-credit enhanced debt obligations, an equivalent rating,

Schedule B-5 (d) any investment in money market funds which: (i) have a credit rating of either A-1 or higher by Standard & Poor’s Rating Services, F-1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody’s Investors Service Limited, (ii) invest substantially all their assets in securities of the types described in paragraphs (a) to (c), and (iii) can be turned into cash on not more than 30 days’ notice or (e) any other debt security approved by the Required Holders, in each case, as set out on the balance sheet of the Parent Guarantor delivered in accordance with Section 7.1(a) or (b), denominated in Sterling or an Optional Currency (as defined in the Bank Facilities Agreement as in effect on the Second Restatement Closing Date) and to which a member of the Group is alone or together with other members of the Group beneficially entitled at that time and which is not issued or guaranteed by any member of the Group or subject to any Security or Quasi-Security (other than any Security permitted under paragraph (b) or (c) of the definition of “Permitted Security” or Permitted Security securing other indebtedness included in the definition of Total Net Debt, to the extent such monies are capable of being applied in repayment or prepayment of such indebtedness). “Change in Tax Law” is defined in Section 8.9(d). “Change of Control” means any Person or group of Persons acting in concert gains direct or indirect control of the Parent Guarantor. For the purposes of this definition: (a) control of the Parent Guarantor means: (i) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to: (A) cast, or control the casting of, more than 50% of the maximum number of votes that might be cast at a general meeting of the Parent Guarantor; or (B) appoint or remove all, or the majority, of the directors or other equivalent officers of the Parent Guarantor; or (C) give directions with respect to the operating and financial policies of the Parent Guarantor with which the directors or other equivalent officers of the Parent Guarantor are obliged to comply; or (ii) (the holding beneficially of more than 50% of the issued share capital of the Parent Guarantor (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and

Schedule B-6 (b) acting in concert means, a group of Persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition, directly or indirectly, of shares in the Parent Guarantor by any of them, either directly or indirectly, to obtain or consolidate control of the Parent Guarantor. “Change of Control Notice” is defined in Section 8.7. “China Lending Arrangement” means the process of Luxfer Gas Cylinders Shanghai Co Ltd depositing money with any Acceptable Bank in China, which will in turn lend the same amount (less any fees) to an English Guarantor, so as to release Cash which is currently held in Luxfer Gas Cylinders Shanghai Co Ltd, provided that the aggregate amount owed by the English Guarantors under such arrangement at no time exceeds US$5,000,000. “Closing” is defined in Section 3.2. “Closing Day” means, (a) with respect to the Series B Notes and the Series C Notes, the First Restatement Closing Date, and (b) with respect to any Accepted Note, the Business Day specified for the closing of the purchase and sale of such Accepted Note in the Confirmation of Acceptance for such Accepted Note, provided that (x) if the Issuer and the Purchaser which is obligated to purchase such Accepted Note agree on an earlier Business Day for such closing, the “Closing Day” for such Accepted Note shall be such earlier Business Day, and (y) if the closing of the purchase and sale of such Accepted Note is rescheduled pursuant to Section 3.3, the Closing Day for such Accepted Note, for all purposes of this Agreement except references to “original Closing Day” in Section 2.7(b), shall mean the Rescheduled Closing Day with respect to such Accepted Note. “Compliance Certificate” means a certificate substantially in the form set out in Exhibit 7.2. “Confidential Information” is defined in Section 21. “Confirmation of Acceptance” is defined in Section 2.5. “Confirmation of Guarantee” is defined in Section 4.11. “Consolidated EBITDA” means, in respect of any Relevant Period, consolidated EBIT for that Relevant Period after adding back any amount attributable to the amortization, depreciation or impairment of assets of members of the Group (and taking no account of the reversal of any previous impairment charge made in that Relevant Period), provided that for the purposes of determining compliance with Section 9.1, Consolidated EBITDA shall: (a) include the earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA) attributable to any member of the Group or to any business or assets acquired during that Relevant Period for the part of that Relevant Period when it was not a member of the Group and/or the business or assets were not owned by a member of the Group; and

Schedule B-7 (b) exclude the earnings before interest, tax, depreciation and amortisation (calculated on the same basis as Consolidated EBITDA) attributable to any member of the Group or to any business or assets sold during that Relevant Period. “Consolidated Gross Assets” means as at the date of determination, all amounts reported as tangible fixed assets, inventories and debtors (excluding intra-Group items) on the then applicable balance sheet of the Group as confirmed in the most recent Compliance Certificate delivered to the holders of Notes pursuant to Section 7.2(c). “Contribution Notice” means a contribution notice issued by the Pensions Regulator under section 38 or section 47 of the Pensions Act 2004. “Controlled Entity” means (a) any of the Subsidiaries of the Parent Guarantor and any of their or the Parent Guarantor’s respective Controlled Affiliates and (b) if the Parent Guarantor has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. “Default Rate” means that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes (in the case of the Series B Notes and the Series C Notes) or the interest rate stated at the beginning of the Notes (in the case of Shelf Notes) and (b) 2% over (i) with respect to Notes denominated in U.S. Dollars or Sterling, the rate of interest publicly announced by JPMorgan Chase Bank, N.A. in New York, New York as its “base” or “prime” rate and (ii) with respect to Notes denominated in Euros, €STR. “Delayed Delivery Fee” is defined in Section 2.7(b). “Disclosure Documents” is defined in Section 5.11. “Discounted Value” is defined in Section 8.6. “Disposal” means a sale, lease or license (other than an occupational rack rent lease or license), transfer, loan or other disposal by a Person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions). “Disposal Proceeds” means the consideration receivable by any member of the Group (including any amount receivable in repayment of intercompany debt) for any Disposal made by any member of the Group except for Excluded Disposal Proceeds. “Disposal Prepayment Date” is defined in Section 8.8. “Disposal Prepayment Offer” is defined in Section 8.8.

Schedule B-8 “Disruption Event” means either or both of: (a) a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Note Documents (or otherwise in order for the transactions contemplated by the Note Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the parties hereto, or (b) the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a party hereto preventing that, or any other party hereto: (i) from performing its payment obligations under the Note Documents, or (ii) from communicating with other parties hereto in accordance with the terms of the Note Documents, and which (in either such case) is not caused by, and is beyond the control of, the party whose operations are disrupted. “Division” means in reference to any person which is an entity, the division of such person into two (2) or more separate persons, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity. “Dollar Equivalent” means, with respect to any Notes or Accepted Notes denominated or to be denominated in Sterling or Euros (“Non-Dollar Notes”), the U.S. Dollar equivalent of the principal amount of such Non-Dollar Notes, in each case as set forth in the records of Pricoa and with respect to any Notes or Accepted Notes denominated or to be denominated in U.S. Dollars, such Dollar amounts. “Dormant Subsidiary” means a member of the Group which does not trade (for itself or as agent for any Person) and does not own, legally or beneficially, assets (including indebtedness owed to it) which in aggregate have a value of US$33,000 or more or its equivalent in other currencies. “€STR” means the euro short-term rate administered by the European Central Bank (or any other person which takes over the administration of that rate) published by the European Central Bank (or any other person which takes over publication of that rate). “EBIT” means in respect of any Relevant Period the consolidated operating profit of the Parent Guarantor before taxation for such Relevant Period (excluding the results from discontinued operations):

Schedule B-9 (a) before deducting any interest, commission, fees, discounts, prepayment fees, premiums or charges, gains or losses on Financial Indebtedness and other finance payments whether paid, payable or capitalized by any member of the Group (calculated on a consolidated basis) in respect of such Relevant Period, (b) not including any accrued interest owing or paid to any member of the Group, (c) before taking into account any Exceptional Items, (d) before deducting any Transaction Costs, (e) before taking into account any gain or loss arising from an upward or downward revaluation of any other asset except for the impairment of working capital items, (f) after deducting the amount of any profit (or adding back the amount of any loss) of any member of the Group which is attributable to minority interests, (g) before taking into account any unrealized gains or losses on any derivative instrument (other than any derivative instrument which is accounted for on a hedge accounting basis), (h) excluding any profit or loss arising from the disposal of fixed assets, and (i) adding back any amount attributable to non-cash based charges and amortization costs associated with equity stock based compensation schemes for that Relevant Period, in each case to the extent added, deducted or taken into account, as the case may be, for the purposes of determining operating profits of the Group before taxation. “EBITDA” means in respect of any Relevant Period, EBIT for that Relevant Period after adding back any amount attributable to the depreciation, impairment or amortization of assets of members of the Group, or to the impairment of members of the Group for that Relevant Period. “Employee Plan” means, at any time, an “employee pension benefit plan” as defined in section 3(32) of ERISA and subject to Title IV of ERISA (other than a Multiemployer Plan) then or at any time during the previous six years maintained for, or contributed to (or to which there is or was an obligation to contribute) on behalf of, employees of any Obligor or ERISA Affiliate. “English Guarantee” is defined in Section 1.4. “English Guarantor” means the Parent Guarantor and each other Guarantor incorporated or formed under the laws of England and Wales. “Environment” means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media:

Schedule B-10 (a) air (including, without limitation, air within natural or man made structures, whether above or below ground), (b) water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers), and (c) land (including, without limitation, land under water). “Environmental Claim” means any claim, proceeding, formal notice or investigation by any Person in respect of any Environmental Law. “Environmental Law” means any applicable law or regulation which relates to: (a) the pollution or protection of the Environment, (b) the conditions of the workplace, or (c) the generation, handling, storage, use, release or spillage of any substance which alone, or in combination with any other, is capable of causing harm to the Environment, including without limitation, any waste. “Environmental Permits” means any permit and other Authorization and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from any Real Property owned or used by any member of the Group. “ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means each person (as defined in section 3(9) of ERISA) that is a member of a controlled group of, or under common control with, any Obligor, within the meaning of section 414 of the Internal Revenue Code. “ERISA Plan” means any Plan, Employee Plan, Multiemployer Plan or Multiple Employer Plan that is sponsored or maintained for the benefit of US employees of any ERISA Affiliate or to which any Obligor has liability (contingent or otherwise). “ESOP” means the Luxfer Group Employee Share Ownership Plan established by a deed of trust dated 3 November 1997. “Euro” or “€” means the unit of single currency of the Participating Member States. “Event of Default” is defined in Section 10. “Exceptional Items” means any exceptional, one-off or non-recurring items which represent gains or losses including (without limitation) those arising on: (a) the restructuring of the activities of an entity, including the associated redundancy program costs and reversals of any provisions for the cost of restructuring;

Schedule B-11 (b) disposals, revaluations or impairment of non-current assets; (c) disposals of assets associated with discontinued operations and acquisition costs in relation to the acquisition of new operations; (d) Environmental remediation costs and provisions not in the ordinary course of business; (e) one-off gains and losses recognized on the early termination or curtailment of or change in employee retirement defined benefits; or (f) disposal of a business operation which is not classified as a discontinued operation for accounting purposes. “Excluded Disposal Proceeds” means the proceeds of a Permitted Disposal unless such proceeds are to be used to repay or prepay Financial Indebtedness under the Bank Facilities Agreement at any time when a Default or Event of Default exists. “Excluded Jurisdiction” means: (a) China (due to legal prohibitions); and (b) any other jurisdiction agreed by the Required Holders and the Parent Guarantor from time to time, provided that the aggregate EBITDA or aggregate unconsolidated gross assets of all such jurisdiction(s) represents no more than 20% of the Consolidated EBITDA or Consolidated Gross Assets of the Group at any time. “Excluded Insurance Proceeds” means any proceeds of an insurance claim which the Issuer notifies the holders are, or are to be, applied: (a) to meet a third party claim, (b) to cover operating losses in respect of which the relevant insurance claim was made, (c) to the replacement, reinstatement and/or repair of the assets or otherwise in amelioration of the loss in respect of which the relevant insurance claim was made, (d) by an Obligor to purchase assets useful to the business of the Obligors, in each case as soon as possible after receipt, or (e) which do not exceed £10,000,000 (or its equivalent) when aggregated together with the proceeds of all other insurance claims (excluding those referred to in paragraphs (a), (b) and (c) of this definition) during the term of this Agreement. “Existing Series B Notes” is defined in Section 1.1(b)(ii). “Existing Series C Notes” is defined in Section 1.1(b)(ii).

Schedule B-12 “Facility” is defined in Section 2.1. “FATCA” means Sections 1471, 1472, 1473 and 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any applicable intergovernmental agreements and any fiscal or regulatory legislation, regulations or rules adopted pursuant to any such intergovernmental agreements, in each case with respect to the implementation of such Sections of the Internal Revenue Code, and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code. “Favored Lender Notice” is defined in Section 9.22(c). “Finance Charges” means for any Relevant Period the aggregate amount of the accrued interest, commission, fees, discounts, prepayment fees, premiums or charges and other finance payments in respect of Financial Indebtedness whether paid payable or capitalized by any member of the Group (calculated on a consolidated basis) in respect of such Relevant Period: (a) excluding any upfront fees or costs; (b) including the interest (but not the capital) element of payments in respect of Finance Leases; (c) including any commission, fees, discounts and other finance payments payable by (and deducting any such amounts payable to) any member of the Group under any interest rate hedging arrangement; (d) taking no account of any unrealized gains or losses on any financial instruments other than any derivative investments which are accounted for on a hedge accounting basis; (e) excluding any Transaction Costs; and (f) excluding any interest cost or expected return on plan assets in relation to any post employment benefit schemes, so that no amount shall be added (or deducted) more than once. “Finance Lease” means any lease or hire purchase contract which would, in accordance with the Accounting Principles, be treated as a balance sheet liability (other than a lease or hire purchase contract which would, in accordance with the Accounting Principles in force prior to January 1, 2019, have been treated as an operating lease). “Financial Covenant” means any maintenance covenant (whether set forth as a covenant, undertaking, event of default, restriction or other such provision) that requires the Parent Guarantor or a member of the Group to achieve or maintain a stated level of financial condition or financial performance and includes, without limitation, any requirement that any member of the Group:

Schedule B-13 (i) maintain a specified level of net worth, shareholders’ equity, total assets, cash flow or net income; (ii) maintain any specified ratio of any component of its capital structure to any other component thereof (including, without limitation, the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalisation or to net worth); or (iii) maintain any measure of its ability to service its indebtedness (including, without limitation, any specified ratio of revenues, cash flow or net income to indebtedness, interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness). “Financial Indebtedness” means, without double counting, any indebtedness for or in respect of: (a) monies borrowed; (b) any amount raised by acceptance under any acceptance credit or bill discounting facility (or dematerialized equivalent); (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument; (d) the amount of any liability in respect of any Finance Lease; (e) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis); (f) any Treasury Transaction (and, when calculating the value of that Treasury Transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that Treasury Transaction, that amount) shall be taken into account), (g) any counter-indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; (h) (i) any amount raised under any other transaction (including any forward sale or purchase sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing or otherwise classified as borrowings under the Accounting Principles; and (j) the amount of any liability in respect of any guarantee for any of the items referred to in paragraphs (a) to (j).

Schedule B-14 “Financial Quarter” means a thirteen week period ending on or about March 31, June 30, September 30 or December 31 in any Financial Year. “Financial Support Direction” means a financial support direction issued by the Pensions Regulator under section 43 of the Pensions Act 2004. “Financial Year” means each financial year of the Parent Guarantor ending on or about December 31. “First Amended and Restated Note Purchase Agreement” is defined in Section 1.1(a). “First Restatement Closing Date” means June 29, 2016. “Governmental Authority” means: (a) the government of: (i) the United States of America or England or any State or other political subdivision of either thereof, or (ii) any other jurisdiction in which the Parent Guarantor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Parent Guarantor or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Group” means the Parent Guarantor and each of its Subsidiaries for the time being. “Group Structure Chart” is defined in Section 5.22. “guarantee” means (other than in Section 13) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any Person or to make an investment in or loan to any Person or to purchase assets of any Person where, in each case, such obligation is assumed in order to maintain or assist the ability of such Person to meet its indebtedness. “Guaranteed Obligations” is defined in Section 13.1. “Guarantor” means the Parent Guarantor and each Subsidiary Guarantor. “Guarantor Coverage Test” is defined in Section 9.20(a).

Schedule B-15 “Hedge Treasury Note(s)” means, with respect to any (a) Accepted Note other than a Non-Dollar Natural Currency Accepted Note, the United States Treasury Note or Notes whose average life (as determined by Pricoa (acting at the direction of the relevant Pricoa Affiliates)) most closely matches the average life of such Accepted Note and (b) Non-Dollar Natural Currency Accepted Note denominated in Euros, the German Bund(s) whose average life (as determined by Pricoa (acting at the direction of the relevant Pricoa Affiliates)) most closely matches the average life of such Accepted Notes. “HMRC” means the United Kingdom HM Revenue and Customs. “holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to Section 14.1. “Holding Company” means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary. “Hostile Tender Offer” shall mean, with respect to the use of proceeds of any Shelf Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date on which the Issuer makes the Request for Purchase of such Shelf Note. “Implied Rate Dollar Yield” is defined in Section 8.6. “Implied Rate Euro Yield” is defined in Section 8.6. “Implied Rate Sterling Yield” is defined in Section 8.6. “Incorporated Provision” is defined in Section 9.22(c). “indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent. “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, (d) any Related Fund of any holder of any Note and (e) any affiliate, fund and/or managed account of Pricoa. “Insurance Prepayment Date” is defined in Section 8.8(a).

Schedule B-16 “Insurance Prepayment Offer” is defined in Section 8.8(a). “Insurance Proceeds” means the proceeds of any insurance claim under any insurance maintained by any member of the Group except for Excluded Insurance Proceeds and after deducting any reasonable expenses in relation to that claim which are incurred by any member of the Group to Persons who are not members of the Group. “Intellectual Property” means: (a) any patents, trademarks, service marks, designs, business names, copyrights, database rights, design rights, domain names, moral rights, inventions, confidential information, know-how and other intellectual property rights and interests (which may now or in the future subsist), whether registered or unregistered and (b) the benefit of all applications and rights to use such assets of each member of the Group (which may now or in the future subsist). “Interest Cover” means the ratio of EBITDA to Net Finance Charges in respect of any Relevant Period. “Internal Revenue Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any and all regulations and rulings issued thereunder. “Issuance Period” is defined in Section 2.2. “Issuer” is defined in the first paragraph of this Agreement. “Joinder Agreement” is defined in Section 1.3. “Joint Venture” means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity. “Legal Reservations” means: (a) the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganization and other laws generally affecting the rights of creditors, (b) the time barring of claims under the Limitation Act 1980 and the Foreign Limitation Periods Act 1984, the possibility that an undertaking to assume liability for or indemnify a Person against non-payment of UK stamp duty may be void and defenses of set-off or counterclaim, (c) the possibility that the courts may recharacterize any security purporting to be a fixed charge as a floating charge (or vice versa), and (d) similar principles, rights and defenses under the laws of any Relevant Jurisdiction.

Schedule B-17 “Leverage” means, in respect of any Relevant Period, the ratio of Total Net Debt on the last day of that Relevant Period to Consolidated EBITDA in respect of that Relevant Period. “Luxfer Canada” means Luxfer Canada Limited, a corporation incorporated under the laws of Alberta, Canada. “Luxfer Canada Guarantee” means the guarantee agreement dated as of July 31, 2017 granted by Luxfer Canada in favour of the holders of the Notes. “Luxfer Canada Joinder” means the joinder agreement dated as of July 31, 2017 granted by Luxfer Canada in favour of the holders of the Notes. “Make-Whole Amount” is defined in Section 8.6. “Material” means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Group taken as a whole. “Material Adverse Effect” means any event or circumstance which has a material adverse effect on: (a) the business or financial condition of the Group taken as a whole, or (b) the ability of the Obligors (taken as a whole and taking into account financial support and resources of the Group) to perform their payment obligations under the Note Documents, or (c) subject to the Legal Reservations, the rights or remedies of the holders of the Notes (taken as a whole) under any of the Note Documents and, if capable of remedy, is not remedied within 20 Business Days. “Material Company” means, at any time: (a) an Obligor, (b) a wholly-owned member of the Group that holds shares in an Obligor, or (c) a Material Subsidiary. “Material Subsidiary” means: (a) a Subsidiary of the Parent Guarantor (other than a Subsidiary which is formed and/or resident in Canada) which has earnings before interest, tax, depreciation and amortization (calculated on the same basis as EBITDA) representing 5% or more of the EBITDA of the Group or unconsolidated gross assets representing 5% or more of the Consolidated Gross Assets of the Group; and (b) a Subsidiary of the Parent Guarantor which is formed and/or resident in Canada which has earnings before interest, tax, depreciation and amortization (calculated on the same basis as EBITDA) representing 7.5% or more of the EBITDA of the Group

Schedule B-18 or unconsolidated gross assets representing 7.5% or more of the Consolidated Gross Assets of the Group. Compliance with paragraphs (a) and (b) shall be determined by reference to the most recent Compliance Certificate delivered to the holders of the Notes pursuant to Section 7.2(c) and/or the latest audited financial statements of that Subsidiary (consolidated in the case of a Subsidiary which itself has Subsidiaries) and the latest audited consolidated financial statements of the Group delivered to the holders pursuant to Section 7.1(b); provided, however, that if a Subsidiary has been acquired since the date as at which the latest audited consolidated financial statements of the Group were prepared, the financial statements shall be deemed to be adjusted in order to take into account the acquisition of that Subsidiary (that adjustment being certified by the chief financial officer of the Parent Guarantor as representing an accurate reflection of the revised EBITDA and gross assets of the Group). “Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that: (a) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and (b) if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month. The above rules will only apply to the last Month of any period. “More Favorable Provision” is defined in Section 9.22. “Multiemployer Plan” means, at any time, a multiemployer plan (as defined in section 4001(a)(3) of ERISA) then or at any time during the previous five years maintained for, or contributed to (or to which there is or was an obligation to contribute) on behalf of, employees of any Obligor or an ERISA Affiliate. “Multiple Employer Plan” a Plan which has two or more contributing sponsors (including any Obligor or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “NAIC” means the National Association of Insurance Commissioners or any successor thereto. “Net Finance Charges” means, for any Relevant Period, the Finance Charges for such Relevant Period after deducting any interest payable in such Relevant Period to any member of the Group on any Cash or Cash Equivalent Investment. “New York Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York are required or authorized to be closed.

Schedule B-19 “Non-Dollar Notes” is defined within the definition of “Dollar Equivalent”. “Non-Dollar Natural Currency Accepted Note” means any Accepted Note to be denominated in an Available Currency other than U.S. Dollars in respect of which the applicable Purchaser does not enter into a hedging arrangement in order to permit it to purchase such Accepted Note and which is so designated on the applicable Confirmation of Acceptance. “Non-English/US Guarantee” is defined in Section 1.4. “Non-Group Entity” means any investment or entity (which is not itself a member of the Group (including associates and Joint Ventures)) in which any member of the Group has an ownership interest. “Non-Obligor” means a member of the Group which is not an Obligor. “Non-U.S. Obligor” means an Obligor that is not a U.S. Obligor. “Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by a member of the Group primarily for the benefit of employees of members of the Group residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Internal Revenue Code. “Note Document” means this Agreement, each Note, each Joinder Agreement, each English Guarantee, each Non-English/US Guarantee, each Request for Purchase, each Confirmation of Acceptance, each Confirmation of Guarantee, each confirmation of guarantee provided pursuant to Section 4(j), and any other document provided in relation to any of the foregoing and designated as such by the Issuer and the Required Holders, in each case as amended, novated, supplemented or restated (however fundamentally). “Noteholder Sanctions Event” means, with respect to any holder of a Note (an “Affected Noteholder”), such holder or any of its affiliates being in violation of or subject to sanctions (a) under any Sanctions Laws as a result of the Parent Guarantor or any Controlled Entity becoming a Blocked Person or, directly or indirectly, having any investment in or engaging in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Blocked Person or (b) under any similar laws, regulations or orders adopted by any State within the United States as a result of the name of the Issuer or any Controlled Entity appearing on a State Sanctions List. “Notes” is defined in Section 1.1(b)(ii). “Obligor” means the Issuer and each Guarantor. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

Schedule B-20 “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of an Obligor whose responsibilities extend to the subject matter of such certificate. “Original Financial Statements” means (a) in relation to the Parent Guarantor, the audited consolidated financial statements of the Group for the Financial Year ended 31 December 2020, (b) in relation to each Obligor as at the Second Restatement Closing Date, its financial statements for its Financial Year ended 31 December 2020 (audited to the extent required by law) and (c) in relation to any other Obligor, its audited financial statements delivered to the holders of the Notes as required by Section 9.20(e). “Original Notes” is defined in Section 1.1(b)(i). “Original Purchasers” is defined in the addressee line to this Agreement. “Original Subsidiary Guarantor” is defined in the first paragraph of this Agreement. “Overnight Interest Rate” means with respect to an Accepted Note denominated in an Available Currency other than U.S. Dollars, the actual rate of interest, if any, received by the Purchaser which intends to purchase such Accepted Note on the overnight deposit of the foreign currency funds intended to be used for the purchase of such Accepted Note, it being understood that reasonable efforts will be made by or on behalf of the Purchaser to make any such deposit in an interest bearing account. “Parent Guarantor” is defined in the first paragraph of this Agreement. “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic Monetary Union. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto. “Pensions Regulator” means the body corporate called the Pensions Regulator established under Part I of the Pensions Act 2004. “Permitted Acquisition” means an acquisition of the issued share capital of a limited liability company or a business or undertaking (the “target”), but only if: (a) the consideration (including associated costs and expenses) for the acquisition and any Financial Indebtedness or other assumed actual or contingent liability, in each case remaining in the acquired company (or any such business) at the date of acquisition does not exceed in aggregate 30% of the consolidated net assets of the Group as at the completion date for the relevant acquisition;

Schedule B-21 (b) no Event of Default is continuing as at the date the relevant member of the Group enters into a legally binding commitment to make the acquisition (the “Commitment Date”) or would (on that date) result from the acquisition; and (c) the target is not incorporated, nor carries out any material part of its business, in any jurisdiction subject to Sanctions Laws and, in any event, the making of such acquisition would not give rise to a breach of Section 9.21. “Permitted Disposal” means any sale, lease, license, transfer or other disposal which, except in the case of paragraphs (b) and (m), is on arm’s length terms: (a) of trading stock or cash made by any member of the Group in the ordinary course of trading of the disposing entity; (b) of any asset by a member of the Group to another member of the Group; (c) constituted by the sub-letting, license or lease of any Real Property in the ordinary course of business; (d) of surplus, redundant or obsolete assets (including, without limitation, Real Property, vehicles, plant and equipment) which are not required for the operation of the business of the Group for cash; (e) of assets (other than shares, businesses or Real Property) in exchange for other assets (other than cash or Cash Equivalent Instruments) comparable or superior as to type, value and quality (other than an exchange of a non-cash asset for cash); (f) of assets to a Permitted Joint Venture; (g) of Cash Equivalent Investments for cash or in immediate exchange for other Cash Equivalent Investments; (h) constituted by a license of intellectual property rights; (i) arising as a result of any Permitted Security; (j) of cash by way of a Permitted Loan; (k) of cash in order to complete a Permitted Acquisition; (l) of assets which are seized, expropriated or acquired by compulsory purchase order by any governmental, regulatory or other authority, provided that such disposal could not be reasonably expected to have a Material Adverse Effect; (m) of tax losses between members of the Group or a conversion of intra- Group loans into equity; (n) that is a Permitted Transaction;

Schedule B-22 (o) of shares in the Parent Guarantor by the Parent Guarantor or any other member of the Group in connection with any employee share ownership or share incentive plan; (p) of cash in order to fund the acquisition of shares in the Parent Guarantor in connection with any employee share ownership or share incentive plan; and (q) such other disposals not permitted by the preceding paragraphs provided that the aggregate value of all disposals of the Group does not exceed in aggregate US$30,000,000 (or its equivalent in other currencies). “Permitted Distribution” means: (a) the payment of a dividend to any member of the Group by any of such Group member’s Subsidiaries; (b) the payment of a dividend by the Parent Guarantor provided no Event of Default has occurred and is continuing or would result from such payment, in each case, at the time such dividend is declared; and (c) the payment of any other dividend agreed between the Parent Guarantor and the Required Holders. “Permitted Financial Indebtedness” means: (a) any Financial Indebtedness incurred by any Obligor; (b) any Financial Indebtedness incurred under or in connection with any China Lending Arrangement; and (c) Financial Indebtedness incurred by any Non-Obligor, the outstanding principal amount of which does not exceed US$10,000,000 (or its equivalent in other currencies) in aggregate for the Non-Obligors at any time. “Permitted Guarantee” means: (a) the endorsement of negotiable instruments in the ordinary course of trade; (b) any guarantee to a property landlord of which a member of the Group is a tenant; (c) any performance or similar bond guaranteeing performance by a member of the Group under any contract entered into in the ordinary course of trade; (d) any guarantee or indemnity arising under any Transaction Document; (e) any indemnity given by a member of the Group for its liabilities in the ordinary course of trade;

Schedule B-23 (f) a guarantee of Financial Indebtedness as part of a Permitted Joint Venture; (g) a guarantee in respect of obligations of another member of the Group; (h) any guarantee given in respect of the netting or set-off arrangements permitted pursuant to paragraph (c) of the definition of Permitted Security; (i) the guarantee and indemnity dated 4 June 2018 given by the Issuer and Luxfer Gas Cylinders Limited in favour of Linda Seddon in respect of a gas cylinder incident in Italy in January 2014; (j) the indemnity given by Luxfer Gas Cylinders Limited dated 8 April 2019 in favour of David John Sparkes in respect of the closure of a factory in Gerzat, France; (k) any guarantee or indemnity given by a member of the Group in respect of any obligations of an employee or officer of a member of the Group, which obligations shall not exceed US$250,000 (or its equivalent in other currencies) in aggregate for all such obligations supported by such guarantee or indemnity pursuant to this clause (k) outstanding at any time; and (l) any guarantee in respect of any Permitted Financial Indebtedness; provided that the aggregate amount of Financial Indebtedness and other obligations guaranteed by Non-Obligors pursuant to the foregoing shall not at any time exceed US$10,000,000 (or its equivalent in other currencies). “Permitted Joint Venture” means any investment by any member of the Group where (i) the joint venture interest is held through an entity incorporated or formed with limited liability, (ii) the joint venture is not incorporated, and does not carry out any material part of its business, in any jurisdictions subject to Sanctions Laws and, in any event, the incorporation of such joint venture would not give rise to a breach of Section 9.21, and (iii) the aggregate (without double counting) of: (a) all outstanding amounts lent, advanced, contributed to or for equity in, or otherwise invested in, such entity by members of the Group; (b) the market value (at the date of transfer or contribution) of all assets transferred or contributed to such entity by members of the Group to the extent exceeding the value of the consideration for such transfers or contributions; and (c) all outstanding Financial Indebtedness incurred (whether by way of guarantee or otherwise) in relation to such entity by members of the Group, does not at any time, when taken together with (i) any contingent liability of the Permitted Joint Venture and (ii) all other Permitted Joint Ventures pursuant to the foregoing, exceed US$25,000,000 (or its equivalent in other currencies) in aggregate. “Permitted Loan” means:

Schedule B-24 (a) any trade credit extended by any member of the Group to its customers on normal commercial terms and in the ordinary course of its trading activities; (b) Financial Indebtedness which is referred to in the definition of, or otherwise constitutes, Permitted Financial Indebtedness; (c) any loan made to a Permitted Joint Venture; (d) any loan or advance made to employees of any member of the Group which loans and advances shall not exceed US$4,000,000 (or its equivalent in other currencies) in aggregate for all loans to employees outstanding at any time; (e) any loan, advance or other financial facility in an aggregate amount not to exceed US$2,000,000 (or its equivalent in other currencies) in any calendar year made available to the trustee of the ESOP, the trustee or administrator (or any similar third party) of any other employee share ownership or share incentive plan or similar scheme or to an employee whether for the purpose of acquiring ordinary, preference or deferred shares or American depositary receipts or shares in the Parent Guarantor or any member of the Group, provided that such loan, advance or other financial facility may not exceed US$10,000,000 (or its equivalent in other currencies) at any one time outstanding; (f) a loan made by a member of the Group to another member of the Group; or (g) any other loan not falling within one of the paragraphs set out above so long as the aggregate amount of the Financial Indebtedness under any such loan, when aggregated with the Financial Indebtedness under all other loans made pursuant to this paragraph (g), does not exceed US$1,000,000 (or its equivalent in other currencies) at any time. “Permitted Security” means: (a) any lien arising by operation of law and in the ordinary course of trading and not as a result of any default or omission by any member of the Group; (b) any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of members of the Group, but only so long as such arrangement does not give rise to other Security over the assets of Obligors in support of liabilities of Non- Obligors; (c) any payment or close out netting or set-off arrangement pursuant to any Treasury Transaction or foreign exchange transaction entered into by a member of the Group which constitutes Permitted Financial Indebtedness, excluding any Security or Quasi-Security under a credit support arrangement; (d) any Security or Quasi-Security arising under any retention of title, hire purchase or conditional sale arrangement or arrangements having similar effect in respect

Schedule B-25 of goods supplied to a member of the Group in the ordinary course of trading and on the supplier’s standard or usual terms and not arising as a result of any default or omission by any member of the Group; (e) any Quasi-Security arising as a result of a disposal which is a Permitted Disposal; (f) any Security or Quasi-Security securing indebtedness incurred under any Finance Lease or capital leases the amount of which does not exceed, in aggregate, US$25,000,000 (or its equivalent in other currencies) at any time; (g) any Security or Quasi-Security over or affecting any asset acquired by a member of the Group after the date of this Agreement if: (i) the Security or Quasi-Security was created prior to the date on which the asset was acquired and was not created in contemplation of the acquisition of that asset by a member of the Group; (ii) the principal amount secured has not been increased in contemplation of or since the acquisition of that asset by a member of the Group; and (iii) within 90 days of the date of acquisition of such asset, the Security or Quasi-Security is removed or discharged in full or part to the extent required to ensure that such Security or Quasi Security is Permitted Financial Indebtedness and Permitted Security (other than in respect of this paragraph (g)); (h) any Security or Quasi-Security over or affecting any asset of any company which becomes a member of the Group after the date of this Agreement, where the Security or Quasi-Security is created prior to the date on which that company becomes a member of the Group if: (i) the Security or Quasi-Security was created prior to the date on which that company becomes a member of the Group and was not created in contemplation of the acquisition of that company; (ii) the principal amount secured has not increased in contemplation of or since the acquisition of that company; and (iii) within 90 days of that company becoming a member of the Group, the Security or Quasi-Security is removed or discharged in full or part to the extent required to ensure that such Security or Quasi Security is Permitted Financial Indebtedness and Permitted Security (other than in respect of this paragraph (h)); (i) rent deposit deeds or equivalent security to landlords for lease obligations in the ordinary course of business;

Schedule B-26 (j) any Security which replaces or renews any Security referred to in the foregoing paragraphs (a) through (i) so long as (i) the amount secured is not increased (other than in accordance with this Agreement) and (ii) the replacement Security is limited to all or part of the assets which were subject to the original Security; provided that, for the avoidance of doubt, nothing in this paragraph (j) shall permit (x) the aggregate amount of the indebtedness secured by Security or Quasi-Security permitted by paragraph (f), together with any such indebtedness secured by any replacement or renewal of such Security or Quasi-Security pursuant to this paragraph (j), to exceed the US$25,000,000 (or its equivalent in other currencies) aggregate limitation set out therein, or (y) Security or Quasi-Security permitted by paragraphs (g) or (h), or any replacement or renewal of such Security or Quasi-Security pursuant to this paragraph (j), to remain in place for longer than the 90 day periods set out therein; (k) any Security or Quasi-Security arising in connection with the China Lending Arrangement; and (l) any Security or Quasi-Security (not falling within paragraphs (a) to (k) above) securing indebtedness the amount of which does not exceed, in aggregate, US$7,500,000 (or its equivalent in other currencies) at any time. “Permitted Transaction” means: (a) any disposal required, Financial Indebtedness incurred, guarantee, indemnity or Security or Quasi-Security given, or other transaction arising, under the Note Documents; (b) the solvent liquidation or reorganization of any member of the Group (other than the Issuer or the Parent Guarantor) so long as any payments or assets distributed as a result of such liquidation or reorganization are distributed to other members of the Group; or (c) transactions (other than (i) any sale, lease, license, transfer or other disposal and (ii) the granting or creation of Security or the incurring or permitting to subsist of Financial Indebtedness) conducted in the ordinary course of trading on arm’s length terms. “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority. “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Parent Guarantor or any ERISA Affiliate or with respect to which the Parent Guarantor or any ERISA Affiliate may have any liability. “Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

Schedule B-27 “Pricoa” is defined in the addressee line to this Agreement. “Pricoa Affiliate” means any Affiliate of Pricoa. “Principal Lending Facility” means (a) any facility made available under the Bank Facilities Agreement, and (b) any facility or facilities made available under any other credit agreement, note purchase agreement, shelf agreement, indenture or any other term loan or working capital facility of any Obligor or any Subsidiary of an Obligor providing, in each case, for the incurrence of Financial Indebtedness, or commitments therefor, in a principal amount equal to or greater than £15,000,000 (or its equivalent in other currencies), in each case under clauses (a) and (b) as amended, restated, supplemented or otherwise modified and together with increases, refinancings and replacements thereof. “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate. “provision of law” is a reference to a provision, of any treaty, legislation, regulation, decree, order or by-law and any secondary legislation enacted under a power given by that provision, as amended, applied or re-enacted or replaced (whether with or without modification) whether before or after the date of this Agreement. “PTE” is defined in Section 6.2. “Purchaser” is defined in the addressee line to this Agreement. “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. “Quarter Date” means the last day of a Financial Quarter. “Quarterly Financial Statements” means the financial statements for each Financial Quarter delivered pursuant to Section 7.1(a). “Quasi-Security” is defined in Section 9.12. “Quotation” is defined in Section 2.4. “Ratable Portion” means, in respect of any holder of any Note and any Disposal Proceeds or Insurance Proceeds, an amount equal to the product of: (a) the amount of such Disposal Proceeds or Insurance Proceeds, multiplied by (b) a fraction, the numerator of which is the outstanding principal amount of such Note, and the denominator of which is the sum of (i) the aggregate outstanding principal amount of all the Notes plus (ii) the aggregate outstanding principal amount of all the notes issued pursuant to the Shelf Facility plus (iii) the aggregate Commitments

Schedule B-28 (as defined in the Bank Facilities Agreement as in effect on the Second Restatement Closing Date) at such time under the Bank Facilities Agreement. “Real Property” means: (a) any freehold, leasehold, commonhold or immovable property; and (b) any buildings, fixtures, fittings, fixed plant or machinery from time to time situated on or forming part of that freehold, leasehold, commonhold or immovable property. “Recognized British Government Bond Market Makers” is defined in Section 8.6. “Recognized German Bund Market Makers” is defined in Section 8.6. “Registration Duty” means any registration duty or similar amount payable pursuant to the laws of any jurisdiction in which an Obligor is organized in connection with the use in a judicial proceeding in such jurisdiction of this Agreement or any other Note Document or any other agreement or document related hereto or thereto or the transactions contemplated herein or therein. “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but if not having the force of law, then being a type with which Persons to which it applies customarily comply) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organization. “Reinvestment Yield” is defined in Section 8.6. “Rejection Notice” is defined in Section 8.9(a). “Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor. “Relevant Jurisdiction” means, in relation to an Obligor: (a) its jurisdiction of incorporation; and (b) any jurisdiction where it conducts its business. “Relevant Period” means in respect of Leverage and Interest Cover each period of 12 trading periods ending on the last day of the Financial Year and each period of 12 trading periods ending on the last day of each Financial Quarter. “Remaining Average Life” is defined in Section 8.6. “Remaining Scheduled Payments” is defined in Section 8.6.

Schedule B-29 “Request for Purchase” is defined in Section 2.3. “Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Obligors or any of their Affiliates), and if at any relevant time, there are no Notes outstanding, then Pricoa shall constitute the Required Holders. “Rescheduled Closing Day” is defined in Section 3.3. “Responsible Officer” means any Senior Financial Officer and any other officer of the Issuer or a Guarantor, as applicable, with responsibility for the administration of the relevant portion of this Agreement. “Response Date” is defined in Section 8.7(a). “Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by any Governmental Authority (and including the United Kingdom, the European Union and the United Nations) pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including without limitation, U.S. Economic Sanctions Laws. “Sanctions Prepayment Date” is defined in Section 8.10(a). “Sanctions Prepayment Offer” is defined in Section 8.10(a). “Sanctions Prepayment Response Date” is defined in Section 8.10(a). “Second Restatement Closing” is defined in Section 3.1. “Second Restatement Closing Date” is defined in Section 3.1. “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. “Security” means a mortgage, charge, pledge, lien, assignment or other security interest securing any obligation of any Person or any other agreement or arrangement having a similar effect. “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Issuer or a Guarantor, as applicable. “Series” is defined in Section 1.3. “Series A Notes” is defined in Section 1.1(b)(iii). “Series B Notes” is defined in Section 1.2(b). “Series C Notes” is defined in Section 1.2(c).

Schedule B-30 “Settlement Date” is defined in Section 8.6. “Share Option Documents” means each deed of agreement granting options pursuant to parts A and B of the ESOP. “Shelf Closing” means, with respect to any Series of Shelf Notes, the closing of the sale and purchase of such Series of Shelf Notes. “Shelf Notes” is defined in Section 1.3. “Specified Financial Statements” is defined in Section 5.12(a). “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws. “Sterling” or “£” means lawful money of the United Kingdom. “Subsidiary” means a subsidiary undertaking within the meaning of section 1162 of the Companies Act 2006. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Parent Guarantor. “Subsidiary Guarantor” means each Original Subsidiary Guarantor and each Additional Subsidiary Guarantor, but shall exclude at such time any Subsidiary theretofore released from its obligations as a Subsidiary Guarantor pursuant to Section 9.20. “SVO” means the Securities Valuation Office of the NAIC or any successor to such Office. “TARGET Settlement Day” means a day on which the Trans-European Automated Real- time Gross Settlement Express Transfer payment system (or any successor thereto) is open for the settlement of payments in Euro. “Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same). “Tax Prepayment Notice” is defined in Section 8.9(a). “Taxing Jurisdiction” is defined in Section 12. “Testing Date” is defined in Section 9.1(c). “Total Debt” means at any time the aggregate amount of all obligations of members of the Group for or in respect of Financial Indebtedness at that time but: (a) excluding any such obligations to any other member of the Group,

Schedule B-31 (b) including in the case of Finance Leases only their capitalized value, (c) excluding unrealized gains and losses on Treasury Transactions (including currency exchange gains and losses), and (d) excluding any obligations in respect of performance bonds issued in the ordinary course of trading in respect of non-financial obligations to the extent such performance bonds are not called or enforced, and so that no amount shall be included or excluded more than once. “Total Net Debt” means, at any time, without duplication, the aggregate principal amount of all Total Debt of the Group at such time, as determined on a consolidated basis in accordance with the Accounting Principles, minus the sum of: (a) all Cash held for the account of the Group at such time that would be reflected as "cash at bank or in hand" in the balance sheet of the Parent Guarantor; and (b) the aggregate amount of Cash Equivalent Investments held by members of the Group at such time (excluding Cash Equivalent Investments securing obligations other than Financial Indebtedness of the Group). “Transaction Costs” means all fees, costs and expenses incurred by the Obligors in connection with the Transaction Documents. “Transaction Documents” means the Note Documents, the Bank Documents and any other document designated as a Transaction Document by the Required Holders and the Issuer. “Treasury Transaction” means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price. “UK Treaty Holder” means a holder of Notes which: (a) is resident (as defined in the appropriate double taxation agreement) in a country with which the United Kingdom has a double taxation agreement giving residents of that country a full exemption from United Kingdom taxation on interest; (b) is entitled to the benefit of the exemption in such a double taxation agreement (subject to the completion of any necessary procedural formalities); and (c) does not carry on a business in the United Kingdom through a permanent establishment with which the payment is effectively connected. “UK Treaty Passport” means a passport under the UK Treaty Passport Scheme. “UK Treaty Passport Scheme” means the Double Taxation Treaty Passport Scheme for overseas corporate lenders introduced by HMRC on September 1, 2010. “Unconditional Guarantee” is defined in Section 13.1. “U.S. Bankruptcy Law” means the United States Bankruptcy Code of 1978 or any other United States federal or state bankruptcy, insolvency or similar law.

Schedule B-32 “U.S. Dollars” or “US$” means lawful money of the United States of America. “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program. “U.S. Guarantor” means a Guarantor incorporated or formed under the laws of, or of any state (including the District of Columbia) of, the United States of America. “U.S. Insolvency Law” means the Bankruptcy Code of the United States or any other United States federal or state bankruptcy, insolvency or similar law. “U.S. Obligor” means an Obligor incorporated or formed under the laws of, or of any state (including the District of Columbia) of, the United States of America. “U.S. Plan” is defined in Section 5.28(a). “USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

Schedule C-1 Schedule C ORIGINAL SUBSIDIARY GUARANTORS Name Jurisdiction of Organization Luxfer Group Limited (Registered No. 3944037) England and Wales Luxfer Group 2000 Limited (Registered No. 4027006) England and Wales MEL Chemicals Inc. New Jersey Magnesium Elektron North America Inc. Delaware Luxfer Gas Cylinders Limited (Registered No. 3376625) England and Wales Luxfer Group Services Limited (Registered No. 3981395) England and Wales Magnesium Elektron Limited (Registered No. 3141950) England and Wales Luxfer Overseas Holdings Limited (Registered No. 3081726) England and Wales Luxfer Gas Cylinders China Holdings Limited (Registered No. 5165622) England and Wales Luxfer Inc. Delaware Reade Manufacturing Company Delaware Luxfer Magtech, Inc. Delaware Structural Composites Industries LLC Delaware

Exhibit 1(a)-1 Exhibit 1(a) [Form of Series B Note] BA Holdings, Inc. Series B Note Due June 29, 2023 No. RB-[_____] [Date] US$[_______] PPN: 05523* AC1 FOR VALUE RECEIVED, the undersigned, BA HOLDINGS, INC. (herein called the “Issuer”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] U.S. DOLLARS (or so much thereof as shall not have been prepaid) on June 29, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.88% per annum from the date hereof, payable quarterly, on the 15th day of September, December, March and June in each year (each such date an “Interest Payment Date”), commencing with the September, December, March or June next succeeding the date hereof, until the principal hereof shall have become due and payable, and on the maturity date hereof and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.88% and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series B Notes (herein called the “Notes”) issued pursuant to the Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Issuer, Luxfer Holdings PLC, the respective Original Subsidiary Guarantors named therein, PGIM, Inc., the respective Purchasers named therein and each Pricoa Affiliate which becomes a party thereto and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of

Exhibit 1(a)-2 transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. BA HOLDINGS, INC. By:______________________________________ Name: Title:

Exhibit 1(b)-1 Exhibit 1(b) [Form of Series C Note] BA Holdings, Inc. Series C Note Due June 29, 2026 No. RC-[_____] [Date] US$[_______] PPN: 05523* AD9 FOR VALUE RECEIVED, the undersigned, BA HOLDINGS, INC. (herein called the “Issuer”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] U.S. DOLLARS (or so much thereof as shall not have been prepaid) on June 29, 2026, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.94% per annum from the date hereof, payable quarterly, on the 15th day of September, December, March and June in each year (each such date an “Interest Payment Date”), commencing with the September, December, March or June next succeeding the date hereof, until the principal hereof shall have become due and payable, and on the maturity date hereof and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.94% and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Series C Notes (herein called the “Notes”) issued pursuant to the Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Issuer, Luxfer Holdings PLC, the respective Original Subsidiary Guarantors named therein, PGIM, Inc., the respective Purchasers named therein and each Pricoa Affiliate which becomes a party thereto and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit 1(b)-2 This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. BA HOLDINGS, INC. By:______________________________________ Name: Title:

Exhibit 1(c)-1 Exhibit 1(c) [Form of Shelf Note] BA Holdings, Inc. [_____]% Series [__] Note Due [_____] No. R[__]-[_____] [Date] PPN: [__________] ORIGINAL PRINCIPAL AMOUNT: ORIGINAL ISSUE DATE: INTEREST RATE: INTEREST PAYMENT DATES: MATURITY DATE: PRINCIPAL PREPAYMENT DATES AND AMOUNTS: FOR VALUE RECEIVED, the undersigned, BA HOLDINGS, INC. (herein called the “Issuer”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] [U.S. DOLLARS][STERLING][EUROS] [on the Maturity Date specified above (or so much thereof as shall not have been prepaid),][, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof,] with interest (computed on the basis of [a 360-day year of twelve 30-day months][FOR NOTES DENOMINATED IN U.S. DOLLARS OR EUROS][the actual number of days elapsed and a 365-day year][FOR NOTES DENOMINATED IN STERLING]) (a) on the unpaid balance thereof at the Interest Rate per annum specified above from the date hereof, payable on each Interest Payment Date specified above and on the Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 2% over the Interest Rate specified above and (ii) 2% over [FOR U.S. DOLLAR DENOMINATED OR STERLING DENOMINATED NOTES][the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate] [FOR EURO DENOMINATED NOTES][€STR], payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in [lawful money of the [United States of America][United Kingdom]][the single currency of the European Union] at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 1(c)-2 This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021 (as from time to time amended, the “Note Purchase Agreement”), among the Issuer, Luxfer Holdings PLC, the respective Original Subsidiary Guarantors named therein, PGIM, Inc., the respective Purchasers named therein and each Pricoa Affiliate which becomes a party thereto and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary. [The Issuer will make required prepayments of principal on the dates and in the amounts specified above and in the Note Purchase Agreement.] This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. BA HOLDINGS, INC. By:______________________________________ Name: Title:

Exhibit 1(d)(i)-1 Exhibit 1(d)(i) Form of English Guarantee DEED OF GUARANTEE This Deed of Guarantee, dated as of [_______________, 20__] (this “Deed”), is made by [_______________], a [_______________] (the “Guarantor”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below). The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder”. Preliminary Statements: I. BA Holdings, Inc., a Delaware corporation (the “Issuer”), Luxfer Holdings PLC (Registered No. 3690830), a public limited company organized under the laws of England and Wales (the “Parent Guarantor”), and each of the parties listed in Schedule C attached thereto has entered into a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021 (as it may be amended, restated or otherwise modified from time to time, the “Note Agreement”) with PGIM, Inc., the Persons listed in Schedule A attached thereto (the “Original Purchasers”) and each Pricoa Affiliate which becomes party thereto (together with the Original Purchasers, the “Purchasers”). Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein. II. Pursuant to the Note Agreement, the Issuer has issued and sold its (i) Series B Notes due June 29, 2023 in the aggregate principal amount of US$25,000,000, [and] (ii) Series C Notes due June 29, 2026 in the aggregate principal amount of US$25,000,000 [and (iii) [insert description of any Shelf Notes issued]] (collectively, the “Initial Notes”). The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (in each case as amended, restated, supplemented or otherwise modified and as in effect from time to time, including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”. III. Pursuant to the Note Agreement, the Obligors are required to cause the Guarantor to deliver this Deed to the holders and to enter into a certain Joinder Agreement, dated the date hereof, pursuant to which the Guarantor shall become a party to the Note Agreement as a Subsidiary Guarantor (the “Joinder Agreement”). IV. The Guarantor and the Issuer are operated as part of one consolidated business entity and are directly dependent upon each other for and in connection with their respective business activities and their respective financial resources. The Guarantor will receive[, and has received,] direct and indirect economic and financial benefits from the indebtedness incurred under the Note Agreement and the Notes by the Issuer, and the incurrence of such indebtedness

Exhibit 1(d)(i)-2 is or was in the best interests of the Guarantor. By agreeing to enter into this Deed and the Joinder Agreement, the Guarantor will gain substantial financial and other benefits, both direct and indirect. V. The Guarantor intends that this document takes effect as a deed notwithstanding that it may be executed under hand. NOW THEREFORE, in compliance with the Note Agreement, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, the Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows: Section 1. GUARANTEE. The Guarantor hereby irrevocably and unconditionally, and jointly and severally with the other Guarantors, guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become owing by the Issuer to the holders under the terms and provisions of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guarantee in the preceding sentence is an absolute, present and continuing guarantee of payment and not of collectability and is in no way conditional or contingent upon any attempt to collect from the Issuer or any other Obligor or guarantor of the Notes or upon any other action, occurrence or circumstance whatsoever. In the event that the Issuer shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in the Applicable Currency, pursuant to the requirements for payment specified in the Notes and the Note Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Deed. The Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by the Guarantor or by the Issuer of any warranty, covenant, term or condition in, or the occurrence of any default under, this Deed, the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal

Exhibit 1(d)(i)-3 action commenced to challenge the validity or enforceability of this Deed, the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Deed, provided, that the Guarantor shall not be liable for any damage, loss, cost or expense arising out of the gross negligence or willful misconduct of any holder. The Guarantor further irrevocably and unconditionally indemnifies each holder immediately on demand against any cost, loss or liability suffered by such holder if any payment obligation guaranteed by it is or becomes unenforceable, invalid or illegal; the amount of the loss or liability under this indemnity will be equal to the amount such holder would otherwise have been entitled to recover. The Guarantor hereby acknowledges and agrees that in no circumstances shall the entitlement of a holder to receive an amount under this Guarantee in respect of any Guaranteed Obligation be less than it would have otherwise been had such Guarantor not been required to make a payment in respect of any Guaranteed Obligation and instead such payment had been made by the Issuer under the Notes, the Note Agreement and the other Note Documents. The Guarantor hereby acknowledges and agrees that the Guarantor’s liability hereunder is joint and several with any other Person(s) who may guarantee the Guaranteed Obligations, including the Parent Guarantor and any other Subsidiary Guarantor. Anything herein or in the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the Notes and the Note Agreement shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable laws relating to the insolvency of debtors and this guarantee does not apply to any liability to the extent that it would result in this guarantee constituting financial assistance within the meaning of Sections 678 or 679 of the United Kingdom Companies Act 2006. The Guarantor agrees that the obligations under and in respect of the Notes, the Note Agreement and the other Note Documents may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Deed or affecting the rights and remedies of any holder hereunder. Section 2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Guarantor may have against the Issuer or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof),

Exhibit 1(d)(i)-4 including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein (it being agreed that the obligations of the Guarantor hereunder shall apply to the Notes, the Note Agreement, the other Note Documents and any such other instrument as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Issuer or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Issuer into or with any other Person or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Issuer to any Person; (e) any failure on the part of the Issuer for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to the Guarantor or to any subrogation, contribution or reimbursement rights the Guarantor may otherwise have. The Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder. Section 3. WAIVER. The Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Issuer in the payment of any amounts due under the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against the Guarantor, including, without limitation, presentment to or demand for payment from the Issuer or the Guarantor with respect to any Note, notice to the Issuer or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Issuer, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement, the Notes or any other Note Document, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor or in any manner lessen the obligations of the Guarantor hereunder. Section 4. OBLIGATIONS UNIMPAIRED.

Exhibit 1(d)(i)-5 The Guarantor authorizes the holders, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time, in accordance with the provisions of the relevant Note Document or other instrument: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein, for the performance of this Deed or otherwise for the Guaranteed Obligations and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Issuer and others, including the Parent Guarantor and any other Subsidiary Guarantor; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder. The holders shall have no obligation to proceed against the Parent Guarantor or any other Subsidiary Guarantor or any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Issuer, the Guarantor, the Parent Guarantor or any other Subsidiary Guarantor or any other Person or to pursue any other remedy available to the holders. If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Issuer, the Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Deed and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and the Guarantor shall forthwith pay such accelerated Guaranteed Obligations. Section 5. SUBROGATION AND SUBORDINATION. (a) The Guarantor will not be entitled to and will not exercise any rights which it may have acquired by way of subrogation under this Deed, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, nor will the Guarantor seek or be entitled to seek any reimbursement, contribution or indemnity from the Issuer, the Parent Guarantor, any other Subsidiary Guarantor or any other Person, nor seek or be entitled to seek any rights or recourse to any security for the Notes or this Deed, in each case unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

Exhibit 1(d)(i)-6 (b) The Guarantor hereby subordinates the payment of all Financial Indebtedness and other obligations of the Issuer, the Parent Guarantor, any other Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations owing to the Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Financial Indebtedness or other obligations shall be enforced and performance received by the Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of the Guarantor under this Deed. (c) If any amount or other payment is made to or accepted by the Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of the Guarantor under this Deed. (d) The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Deed (including this Section 5) are knowingly made in contemplation of such benefits. Section 6. REINSTATEMENT OF GUARANTEE. This Deed shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Issuer or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made. Section 7. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR. The Guarantor represents and warrants to each holder as follows: (a) Organization; Power and Authority. The Guarantor is a [●] duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not,

Exhibit 1(d)(i)-7 individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Guarantor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Deed and to perform the provisions hereof. (b) Authorization, Etc. This Deed has been duly authorized by all necessary corporate action on the part of the Guarantor, and this Deed constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). (c) Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Guarantor of this Deed will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Security in respect of any property of the Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by-laws, or any other agreement or instrument to which the Guarantor is bound or by which the Guarantor or any of its properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor. (d) Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor of this Deed. (e) Information Regarding the Issuer. The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Issuer. No holder shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of the Issuer which may come into possession of the holders. The Guarantor has executed and delivered this Deed without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Issuer, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations.

Exhibit 1(d)(i)-8 (f) Solvency. Upon the execution and delivery hereof, the Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business. (g) Ranking. Any unsecured and unsubordinated claims of a holder of Notes against the Guarantor will rank at least pari passu with the claims of all of such Guarantor’s other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies. Section 8. TERM OF GUARANTEE. This Deed and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6. Section 9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein shall survive the execution and delivery of this Deed and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Guarantor pursuant to this Deed shall be deemed representations and warranties of the Guarantor under this Deed. Subject to the preceding sentence, this Deed embodies the entire agreement and understanding between each holder and the Guarantor and supersedes all prior agreements and understandings relating to the subject matter hereof. Section 10. AMENDMENT AND WAIVER. 10.1 Requirements. This Deed may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the provisions of Section 1, 2, 3, 4, 5, 6, 8, 10 or 12.7 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of the Guarantor hereunder will be effective as to any holder unless consented to by such holder in writing. 10.2 Solicitation of Holders of Notes. (a) Solicitation. The Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment,

Exhibit 1(d)(i)-9 waiver or consent in respect of any of the provisions hereof. The Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 10.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. (b) Payment. The Guarantor will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 10.2 by the holder of any Note that has transferred or has agreed to transfer such Note to an Obligor (including the Guarantor) or any Affiliate of an Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder. 10.3 Binding Effect. Any amendment or waiver consented to as provided in this Section 10 applies equally to all holders and is binding upon them and upon each future holder and upon the Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder. As used herein, the term “this Deed” and references thereto shall mean this Deed as it may be amended, modified, supplemented or restated from time to time. 10.4 Notes Held by Issuer, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Deed, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor (including the Guarantor) or any Affiliate of an Obligor shall be deemed not to be outstanding. Section 11. NOTICES; ENGLISH LANGUAGE.

Exhibit 1(d)(i)-10 All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent: (a) if to the Guarantor, to [__________________________________], or such other address as the Guarantor shall have specified to the holders in writing, (b) if to a Purchaser, to such Purchaser at the addresses specified for such communications set forth in Schedule A to the Note Agreement (in the case of Purchasers of Series B Notes and Series C Notes) or set forth in such Purchaser’s Confirmation of Acceptance (in the case of Purchasers of Shelf Notes), or such other address as such Purchaser shall have specified to the Guarantor in writing, or (c) if to any other holder of a Notes, to such holder at such address as such other holder shall have specified to the Guarantor in writing. Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Deed shall be in English or accompanied by an English translation thereof. This Deed has been prepared and signed in English and the Guarantor agrees that the English version hereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in [_________] or any other jurisdiction in respect hereof or thereof. Section 12. MISCELLANEOUS. 12.1 Successors and Assigns. All covenants and other agreements contained in this Deed by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not. 12.2 Severability. Any provision of this Deed that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction. 12.3 Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that

Exhibit 1(d)(i)-11 compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant. Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. The section and subsection headings in this Deed are for convenience of reference only and shall neither be deemed to be a part of this Deed nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Deed. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires. 12.4 Further Assurances. The Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Deed. 12.5 Governing Law. This Deed and any non-contractual obligations arising out of or in connection with it shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of England and Wales. 12.6 Jurisdiction. (a) The English courts have exclusive jurisdiction to settle any dispute in connection with this Deed, including a dispute relating to any non-contractual obligation arising out of or in connection with this Deed. (b) The English courts are the most appropriate and convenient courts to settle any such dispute and the Guarantor waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Deed. 12.7 Obligation to Make Payment in Applicable Currency. Any payment on account of an amount that is payable hereunder in the Applicable Currency which is made to or for the account of any holder in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of the Guarantor, shall constitute a discharge of the obligation of the Guarantor under this Deed only to the extent of the amount of the Applicable Currency which such holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of the Applicable Currency that could be so purchased is less than the amount of the Applicable Currency originally due to such holder, the Guarantor agrees to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law,

Exhibit 1(d)(i)-12 constitute an obligation separate and independent from the other obligations contained in this Deed, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order. As used herein the term “London Banking Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England. 12.8 Reproduction of Documents; Execution. This Deed may be reproduced by any holder by any photographic, photostatic, electronic, digital, or other similar process and such holder may destroy any original document so reproduced. The Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 12.8 shall not prohibit the Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. A facsimile or electronic transmission of the signature page of the Guarantor shall be as effective as delivery of a manually executed counterpart hereof and shall be admissible into evidence for all purposes. 12.9 Third Party Beneficiaries. This Deed confers benefits on each holder and is intended to be enforceable by each such holder. Except as set forth in the preceding sentence, a Person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any terms of this Deed. 12.10 Effectiveness. This Deed shall take effect as a deed on the date on which it is stated to be made. [Remainder of page intentionally left blank; next page is signature page]

Exhibit 1(d)(i)-12 IN WITNESS WHEREOF, the Guarantor has caused this Deed to be duly executed and delivered as a deed as of the date and year first above written. Executed as a deed by ) [NAME OF GUARANTOR] ) ) ___________________________ ) Director In the presence of: Signature of witness ___________________________ Name ___________________________ Address ___________________________ Occupation ___________________________ OR Executed as a deed by ) [NAME OF GUARANTOR] ) ) ___________________________ ) Director ) ) ) ___________________________ ) [Director][Secretary]

Exhibit 1(d)(ii)-1 DB3/ 203995353.15 Exhibit 1(d)(ii) Form of Joinder Agreement JOINDER AGREEMENT This Joinder Agreement (this “Joinder Agreement”), dated as of [__________], is executed by [________________], a [__________] (the “Guarantor”), in favor of each of the holders from time to time of the Notes (as defined below) (collectively, the “Noteholders”) issued by BA Holdings, Inc. (the “Issuer”) pursuant to the Note Agreement (as defined below). RECITALS A. The Issuer, Luxfer Holdings PLC (the “Parent Guarantor”), and each of the parties listed in Schedule C thereto (the “Original Subsidiary Guarantors” and together with the Issuer and the Parent Guarantor, collectively, the “Obligors”), on the one hand, and PGIM, Inc., each of the purchasers listed in Schedule A thereto (the “Original Purchasers”), and each Pricoa Affiliate which becomes party thereto (together with the Original Purchasers, the “Purchasers”), on the other hand, entered into a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021 (as it may be amended, restated or otherwise modified from time to time, the “Note Agreement”), pursuant to which the Issuer issued its (i) Series B Notes due June 29, 2023 in the aggregate principal amount of US$25,000,000, [and] (ii) Series C Notes due June 29, 2026 in the aggregate principal amount of US$25,000,000 [and (iii) [insert details of any Shelf Notes issued]] (as amended, restated, supplemented or otherwise modified and as in effect from time to time, including any notes issued in substitution therefore pursuant to the Note Agreement, collectively, the “Notes”) to the Purchasers. B. The Guarantor and the Issuer are operated as part of one consolidated business entity and are directly dependent upon each other for and in connection with their respective business activities and their respective financial resources. The Guarantor will receive[, and has received,] direct and indirect economic and financial benefits from the indebtedness incurred under the Note Agreement and the Notes by the Issuer, and the incurrence of such indebtedness is or was in the best interests of the Guarantor. By agreeing to enter into this Joinder Agreement [and the Guarantee (as defined below)]1, the Guarantor will gain substantial financial and other benefits, both direct and indirect. C. The Obligors have covenanted in the Note Agreement that joinder agreements shall be duly executed by certain Subsidiaries of the Parent Guarantor. Annex 1 hereto sets forth a list of the joinder agreements with respect to the Notes executed prior to the date of this Joinder Agreement. [D. Concurrently herewith, the Guarantor is entering into a certain [Deed of Guarantee], dated the date hereof, pursuant to which the Guarantor is guaranteeing the 1 To be included if the Guarantor is organized in a jurisdiction outside the U.S.

DB3/ 203995353.15 Exhibit 1(d)(ii)-2 obligations of the Issuer under the Notes, the Note Agreement and the other Note Documents (the “Guarantee”).]2 AGREEMENT NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby agrees with the Noteholders as follows: 1. Unless otherwise defined herein, all capitalized terms used herein and defined in the Note Agreement shall have the respective meanings given to those terms in the Note Agreement. 2. The Guarantor has received a copy of, and has reviewed, the Note Agreement as in existence on the date of this Joinder Agreement and is executing and delivering this Joinder Agreement to the Noteholders pursuant to Section 9.20 of the Note Agreement. 3. In accordance with the terms of Section 9.20 of the Note Agreement, the Guarantor, by the execution and delivery of this Joinder Agreement, does hereby agree to become, and does hereby become, (a) a party to the Note Agreement as a “Subsidiary Guarantor” and (b) bound by the terms and conditions, covenants and other agreements in the Note Agreement to be performed or observed by, or otherwise applicable to, Subsidiary Guarantors [except for the provisions of Section 13 of the Note Agreement]3 [including, without limitation, becoming jointly and severally liable with the other Guarantors for the Guaranteed Obligations as set forth in Section 13 of the Note Agreement]4. The Note Agreement is hereby, without any further action, amended to add the Guarantor as a “Subsidiary Guarantor” and signatory to the Note Agreement. 4. The Guarantor hereby makes, as of the date hereof and only as to itself in its capacity as a Subsidiary Guarantor under the Note Agreement and/or as a Subsidiary, each of the representations and warranties set forth in Section 5 of the Note Agreement that are applicable to a Subsidiary Guarantor and a Subsidiary (except that any representation and warranty made as of or with respect to a specific earlier date is made only as of such date)[, and the representations and warranties set forth in Section 13.8 of the Note Agreement]5. 5. The Guarantor hereby delivers to each of the Noteholders, contemporaneously with the delivery of this Joinder Agreement, each of the documents set forth on Annex 2 hereto. 6. Except as expressly supplemented hereby, the Note Agreement shall remain in full force and effect. 2 To be included if the Guarantor is organized in a jurisdiction outside the U.S. 3 To be included if the Guarantor is organized in a jurisdiction outside the U.S. 4 To be included if the Guarantor is organized in the U.S. 5 To be included if the Guarantor is organized in the U.S.

DB3/ 203995353.15 Exhibit 1(d)(ii)-3 7. All communications and notices hereunder shall be in writing and given as provided in Section 19 of the Note Agreement. All communications and notices hereunder to the Guarantor shall be given to it at the address set forth under its signature hereto. 8. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 9. This Joinder Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. 10. This Joinder Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Guarantor. 11. This Joinder Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. Delivery of an executed signature page hereto by facsimile or e-mail transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement. [Remainder of page intentionally left blank; next page is signature page]

Exhibit 1(d)(ii)-4 DB3/ 203995353.15 IN WITNESS WHEREOF, the Guarantor has caused this Joinder Agreement to be executed on its behalf by its duly authorized officer or agent as of the date first above written. Guarantor: [__________________] By________________________________ Name: Title: Address for notices and other communications: ___________________________ ___________________________ ___________________________ ___________________________

DB3/ 203995353.15 Exhibit 1(d)(ii)-5 Annex 1 Joinder Agreements Executed Prior to the Date of this Joinder Agreement Existing Joinder Agreements: [To be Completed]

DB3/ 203995353.15 Exhibit 1(d)(ii)-6 Annex 2 Additional Documents (a) A certified copy of the resolution of the board of directors or other governing body of the Guarantor approving the execution and delivery of this Joinder Agreement [and the Guarantee]6, the joinder of the Guarantor to the Note Agreement, and the performance of its obligations thereunder and authorizing the person or persons signing this Joinder Agreement [[and /,] the Guarantee]7 and any other documents to be delivered pursuant hereto to sign the same on behalf of the Guarantor. (b) Authenticated signatures of the person or persons specified in the resolutions referred to in clause (a) above. (c) The articles of incorporation or other constitutive documents of the Guarantor, certified as being in effect by the Guarantor’s Secretary or an Assistant Secretary or a director or other appropriate person (including, if relevant, copies of all amending resolutions or other amendments). (d) (e) An opinion or opinions of counsel in form and substance satisfactory to the Required Holders, confirming that (i) this Joinder Agreement [and the Guarantee]8 [has][have] been duly authorized, executed and delivered by the Guarantor, (ii) this Joinder Agreement [and the Guarantee] constitute[s] the legal, valid and binding contract and agreement of the Guarantor, enforceable in accordance with [its][their respective] terms (except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles), and (iii) the execution, delivery and performance by the Guarantor of this Joinder Agreement [and the Guarantee]9 do not (A) violate any law, rule or regulation applicable to the Guarantor, or (B) (1) conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Security not permitted by the Note Agreement or (2) conflict with or result in any breach of any of the provisions of or constitute a default under (I) the provisions of the constitutive documents of the Guarantor, or (II) any agreement or other instrument to which the Guarantor is a party or by which it may be bound. (f) Such other documents and evidence with respect to the Guarantor as the Required Holders may reasonably request in order to establish the existence and good standing of the Guarantor and the authorization of the transactions contemplated by this Joinder Agreement. 6 To be included if the Guarantor is organized in a jurisdiction outside the U.S. 7 To be included if the Guarantor is organized in a jurisdiction outside the U.S. 8 To be included if the Guarantor is organized in a jurisdiction outside the U.S. 9 To be included if the Guarantor is organized in a jurisdiction outside the U.S.

Exhibit 1(d)(iii)-1 Exhibit 1(d)(iii) Form of Non-English/US Guarantee GUARANTEE AGREEMENT This Guarantee Agreement, dated as of [_______________, 20__] (this “Deed”), is made by [_______________], a [_______________] organized under the laws of [_______________] (the “Guarantor”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below). The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder”. Preliminary Statements: I. BA Holdings, Inc., a Delaware corporation (the “Issuer”), Luxfer Holdings PLC (Registered No. 3690830), a public limited company organized under the laws of England and Wales (the “Parent Guarantor”), and each of the parties listed in Schedule C attached thereto has entered into a Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021 (as it may be amended, restated or otherwise modified from time to time, the “Note Agreement”) with PGIM, Inc., the Persons listed in Schedule A attached thereto (the “Original Purchasers”) and each Pricoa Affiliate which becomes party thereto (together with the Original Purchasers, the “Purchasers”). Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein. II. Pursuant to the Note Agreement, the Issuer has issued and sold its (i) Series B Notes due June 29, 2023 in the aggregate principal amount of US$25,000,000, [and] (ii) Series C Notes due June 29, 2026 in the aggregate principal amount of US$25,000,000 [and (iii) [insert description of any Shelf Notes issued]] (collectively, the “Initial Notes”). The Initial Notes and any other Notes that may from time to time be issued pursuant to the Note Agreement (in each case as amended, restated, supplemented or otherwise modified and as in effect from time to time, including any notes issued in substitution for any of the Notes) are herein collectively called the “Notes” and individually a “Note”. III. Pursuant to the Note Agreement, the Obligors are required to cause the Guarantor to deliver this Guarantee Agreement to the holders and to enter into a certain Joinder Agreement, dated the date hereof, pursuant to which the Guarantor shall become a party to the Note Agreement (the “Joinder Agreement”). IV. The Guarantor and the Issuer are operated as part of one consolidated business entity and are directly dependent upon each other for and in connection with their respective business activities and their respective financial resources. The Guarantor will receive[, and has received,] direct and indirect economic and financial benefits from the indebtedness incurred under the Note Agreement and the Notes by the Issuer, and the incurrence of such indebtedness

Exhibit 1(d)(iii)-2 is or was in the best interests of the Guarantor. By agreeing to enter into this Guarantee Agreement and the Joinder Agreement, the Guarantor will gain substantial financial and other benefits, both direct and indirect. NOW THEREFORE, in compliance with the Note Agreement, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, the Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows: Section 1. GUARANTEE. The Guarantor hereby irrevocably and unconditionally, and jointly and severally with the other Guarantors, guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become owing by the Issuer to the holders under the terms and provisions of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guarantee in the preceding sentence is an absolute, present and continuing guarantee of payment and not of collectability and is in no way conditional or contingent upon any attempt to collect from the Issuer or any other Obligor or guarantor of the Notes or upon any other action, occurrence or circumstance whatsoever. In the event that the Issuer shall fail so to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in the Applicable Currency, pursuant to the requirements for payment specified in the Notes and the Note Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Guarantee Agreement. The Guarantor agrees to pay and to indemnify and save each holder harmless from and against any damage, loss, cost or expense (including attorneys’ fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (x) any breach by the Guarantor or by the Issuer of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guarantee Agreement, the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, (y) any legal action commenced to challenge the validity or enforceability of this Guarantee Agreement, the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein and (z) enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Guarantee Agreement, provided, that the Guarantor

Exhibit 1(d)(iii)-3 shall not be liable for any damage, loss, cost or expense arising out of the gross negligence or willful misconduct of any holder. The Guarantor further irrevocably and unconditionally indemnifies each holder immediately on demand against any cost, loss or liability suffered by such holder if any payment obligation guaranteed by it is or becomes unenforceable, invalid or illegal; the amount of the loss or liability under this indemnity will be equal to the amount such holder would otherwise have been entitled to recover. The Guarantor hereby acknowledges and agrees that in no circumstances shall the entitlement of a holder to receive an amount under this Guarantee in respect of any Guaranteed Obligation be less than it would have otherwise been had such Guarantor not been required to make a payment in respect of any Guaranteed Obligation and instead such payment had been made by the Issuer under the Notes, the Note Agreement and the other Note Documents. The Guarantor hereby acknowledges and agrees that the Guarantor’s liability hereunder is joint and several with any other Person(s) who may guarantee the Guaranteed Obligations, including the Parent Guarantor and any other Subsidiary Guarantor. The Guarantor agrees that the obligations under and in respect of the Notes, the Note Agreement and the other Note Documents may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Deed or affecting the rights and remedies of any holder hereunder. [Insert any agreed local law limitations] Section 2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Guarantor may have against the Issuer or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein (it being agreed that the obligations of the Guarantor hereunder shall apply to the Notes, the Note Agreement, the other Note Documents and any such other instrument as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Note

Exhibit 1(d)(iii)-4 Agreement, any other Note Document or any other instrument referred to therein; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Issuer or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Issuer into or with any other Person or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Issuer to any Person; (e) any failure on the part of the Issuer for any reason to comply with or perform any of the terms of any other agreement with the Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to the Guarantor or to any subrogation, contribution or reimbursement rights the Guarantor may otherwise have. The Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder. Section 3. WAIVER. The Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Issuer in the payment of any amounts due under the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against the Guarantor, including, without limitation, presentment to or demand for payment from the Issuer or the Guarantor with respect to any Note, notice to the Issuer or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Issuer, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement, the Notes or any other Note Document, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor or in any manner lessen the obligations of the Guarantor hereunder. Section 4. OBLIGATIONS UNIMPAIRED. The Guarantor authorizes the holders, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time, in accordance with the provisions of the relevant Note Document or other instrument: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, the Note Agreement, any other Note Document or any other instrument referred to therein, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes, the Note Agreement, any other Note Document or any other

Exhibit 1(d)(iii)-5 instrument referred to therein, for the performance of this Guarantee Agreement or otherwise for the Guaranteed Obligations and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Issuer and others, including the Parent Guarantor and any other Subsidiary Guarantor; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder. The holders shall have no obligation to proceed against the Parent Guarantor or any other Subsidiary Guarantor or any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Issuer, the Guarantor, the Parent Guarantor or any other Subsidiary Guarantor or any other Person or to pursue any other remedy available to the holders. If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Issuer, the Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guarantee Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and the Guarantor shall forthwith pay such accelerated Guaranteed Obligations. Section 5. SUBROGATION AND SUBORDINATION. (a) The Guarantor will not be entitled to and will not exercise any rights which it may have acquired by way of subrogation under this Guarantee Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, nor will the Guarantor seek or be entitled to seek any reimbursement, contribution or indemnity from the Issuer, the Parent Guarantor, any other Subsidiary Guarantor or any other Person, nor seek or be entitled to seek any rights or recourse to any security for the Notes or this Guarantee Agreement, in each case unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash. (b) The Guarantor hereby subordinates the payment of all Financial Indebtedness and other obligations of the Issuer, the Parent Guarantor, any other Subsidiary Guarantor or any other guarantor of the Guaranteed Obligations owing to the Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Financial Indebtedness or other obligations shall be enforced and performance received by the Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or

Exhibit 1(d)(iii)-6 unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of the Guarantor under this Guarantee Agreement. (c) If any amount or other payment is made to or accepted by the Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of the Guarantor under this Guarantee Agreement. (d) The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Guarantee Agreement (including this Section 5) are knowingly made in contemplation of such benefits. Section 6. REINSTATEMENT OF GUARANTEE. This Guarantee Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Issuer or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made. Section 7. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR. The Guarantor represents and warrants to each holder as follows: (a) Organization; Power and Authority. The Guarantor is a [●] duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and, where legally applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Guarantor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guarantee Agreement and to perform the provisions hereof. (b) Authorization, Etc. This Guarantee Agreement has been duly authorized by all necessary corporate action on the part of the Guarantor, and this Guarantee Agreement constitutes a legal, valid and binding obligation of the Guarantor enforceable against the

Exhibit 1(d)(iii)-7 Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). (c) Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Guarantor of this Guarantee Agreement will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Security in respect of any property of the Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by- laws, or any other agreement or instrument to which the Guarantor is bound or by which the Guarantor or any of its properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor. (d) Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor of this Guarantee Agreement. (e) Information Regarding the Issuer. The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Issuer. No holder shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of the Issuer which may come into possession of the holders. The Guarantor has executed and delivered this Guarantee Agreement without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Issuer, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations. (f) Solvency. Upon the execution and delivery hereof, the Guarantor will be solvent, will be able to pay its debts as they mature, and will have capital sufficient to carry on its business. (g) Ranking. Any unsecured and unsubordinated claims of a holder of Notes against the Guarantor will rank at least pari passu with the claims of all of such Guarantor’s other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

Exhibit 1(d)(iii)-8 Section 8. TERM OF GUARANTEE. This Guarantee Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6. Section 9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein shall survive the execution and delivery of this Guarantee Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Guarantor pursuant to this Guarantee Agreement shall be deemed representations and warranties of the Guarantor under this Guarantee Agreement. Subject to the preceding sentence, this Guarantee Agreement embodies the entire agreement and understanding between each holder and the Guarantor and supersedes all prior agreements and understandings relating to the subject matter hereof. Section 10. AMENDMENT AND WAIVER. 10.1 Requirements. This Guarantee Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the provisions of Section 1, 2, 3, 4, 5, 6, 8, 10 or 12.7 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of the Guarantor hereunder will be effective as to any holder unless consented to by such holder in writing. 10.2 Solicitation of Holders of Notes. (a) Solicitation. The Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 10.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. (b) Payment. The Guarantor will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as

Exhibit 1(d)(iii)-9 consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 10.2 by the holder of any Note that has transferred or has agreed to transfer such Note to an Obligor (including the Guarantor) or any Affiliate of an Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder. 10.3 Binding Effect. Any amendment or waiver consented to as provided in this Section 10 applies equally to all holders and is binding upon them and upon each future holder and upon the Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder. As used herein, the term “this Guarantee Agreement” and references thereto shall mean this Guarantee Agreement as it may be amended, modified, supplemented or restated from time to time. 10.4 Notes Held by Issuer, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guarantee Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor (including the Guarantor) or any Affiliate of an Obligor shall be deemed not to be outstanding. Section 11. NOTICES; ENGLISH LANGUAGE. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent: (a) if to the Guarantor, to [__________________________________], or such other address as the Guarantor shall have specified to the holders in writing,

Exhibit 1(d)(iii)-10 (b) if to a Purchaser, to such Purchaser at the addresses specified for such communications set forth in Schedule A to the Note Agreement (in the case of Purchasers of Series B Notes and Series C Notes) or set forth in such Purchaser’s Confirmation of Acceptance (in the case of Purchasers of Shelf Notes), or such other address as such Purchaser shall have specified to the Guarantor in writing, or (c) if to any other holder of a Notes, to such holder at such address as such other holder shall have specified to the Guarantor in writing. Each document, instrument, financial statement, report, notice or other communication delivered in connection with this Guarantee Agreement shall be in English or accompanied by an English translation thereof. This Guarantee Agreement has been prepared and signed in English and the Guarantor agrees that the English version hereof (to the maximum extent permitted by applicable law) shall be the only version valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language hereof or thereof, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in [_________] or any other jurisdiction in respect hereof or thereof. Section 12. MISCELLANEOUS. 12.1 Successors and Assigns. All covenants and other agreements contained in this Guarantee Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not. 12.2 Severability. Any provision of this Guarantee Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction. 12.3 Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant. Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. The section and subsection headings in this Guarantee Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guarantee Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guarantee Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and

Exhibit 1(d)(iii)-11 words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires. 12.4 Further Assurances. The Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Guarantee Agreement. 12.5 Governing Law. This Guarantee Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state. 12.6 Jurisdiction. (a) The Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guarantee Agreement. To the fullest extent permitted by applicable law, the Guarantor irrevocably waives and agrees not to asset, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) The Guarantor consents to process being served by or on behalf of Pricoa or any holder of a Note in any suit, action or proceeding of the nature referred to in Section 12.6(a) by mailing a copy thereof by registered or certified or priority mail, postage prepaid, return receipt requested, or delivering a copy thereof in the manner for delivery of notices specified in Section 11, to the Issuer, as its agent for the purpose of accepting service of any process in the United States. The Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by any recognized international commercial delivery service. (c) Nothing in this Section 12.6 shall affect the right of Pricoa or any holder of a Note to serve process in any manner permitted by law, or limit any right that Pricoa or the holders of any of the Notes may have to bring proceedings against any Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (d) THE GUARANTOR, PRICOA AND THE HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS

Exhibit 1(d)(iii)-12 GUARANTEE AGREEMENT, ANY OTHER NOTE DOCUMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH. 12.7 Obligation to Make Payment in Applicable Currency. Any payment on account of an amount that is payable hereunder in the Applicable Currency which is made to or for the account of any holder in any other currency, whether as a result of any judgment or order or the enforcement thereof or the realization of any security or the liquidation of the Guarantor, shall constitute a discharge of the obligation of the Guarantor under this Guarantee Agreement only to the extent of the amount of the Applicable Currency which such holder could purchase in the foreign exchange markets in London, England, with the amount of such other currency in accordance with normal banking procedures at the rate of exchange prevailing on the London Banking Day following receipt of the payment first referred to above. If the amount of the Applicable Currency that could be so purchased is less than the amount of the Applicable Currency originally due to such holder, the Guarantor agrees to the fullest extent permitted by law, to indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall, to the fullest extent permitted by law, constitute an obligation separate and independent from the other obligations contained in this Guarantee Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order. As used herein the term “London Banking Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are required or authorized by law to be closed in London, England. 12.8 Reproduction of Documents; Execution. This Guarantee Agreement may be reproduced by any holder by any photographic, photostatic, electronic, digital, or other similar process and such holder may destroy any original document so reproduced. The Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 12.8 shall not prohibit the Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. A facsimile or electronic transmission of the signature page of the Guarantor shall be as effective as delivery of a manually executed counterpart hereof and shall be admissible into evidence for all purposes. [Remainder of page intentionally left blank; next page is signature page]

DB3/ 203995353.15 Exhibit 1(d)(iii)-13 IN WITNESS WHEREOF, the Guarantor has caused this Guarantee Agreement to be duly executed and delivered as of the date and year first above written. [NAME OF GUARANTOR] By: Name: Title:

DB3/ 203995353.15 Exhibit 2-1 Exhibit 2 Form of Request for Purchase REQUEST FOR PURCHASE [____________________________] Reference is made to the Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021, by and among BA Holdings, Inc. (the “Issuer”), Luxfer Holdings PLC, each of the parties listed in Schedule C thereto, PGIM, Inc., each of the purchasers listed in Schedule A thereto and each Pricoa Affiliate which becomes party thereto (the “Note Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Note Purchase Agreement. Pursuant to Section 2.3 of the Note Purchase Agreement, the Issuer hereby makes the following Request for Purchase: 1. Currency: [U.S. Dollars / Sterling / Euros] 2. Aggregate principal amount of the Shelf Notes covered hereby (the "Notes") ................... [US$ / £ / €]__________10 3. Interest Payment Period: semi-annually in arrears 4. Individual specifications of the Notes: Principal Final Prepayment Interest Principal Maturity Dates and Payment Amount Date Amounts Period Semi- annually in arrears 5. Use of proceeds of the Notes: [ ] 6. Proposed day for the closing of the purchase and sale of the Notes11: 10 Minimum principal amount of $10,000,000 / £10,000,000 / €10,000,000.

DB3/ 203995353.15 Exhibit 2-2 7. The purchase price of the Notes is to be transferred to: Name and Address and ABA Routing Number of Number of Bank Account Contact details for the Issuer and the transferee bank to confirm the above: 8. The Issuer certifies that (a) [except as set forth on Exhibit A hereto,] the representations and warranties contained in Section 5 of the Note Purchase Agreement are true on and as of the date of this Request for Purchase and (b) that there exists on the date of this Request for Purchase no Default or Event of Default. 9. This Request for Purchase shall be construed and enforced in accordance with, and the rights of the Issuer and the recipient hereof shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Dated: [_____________________________________] BA HOLDINGS, INC. By ____________________________________ [Title] 11 To be a Business Day during the Issuance Period which shall not be less than 10 and not more than 25 days from the date of the Request for Purchase, provided that such day can be advanced or delayed by written consent of both Pricoa and the Issuer.

DB3/ 203995353.15 Exhibit 2-3 EXHIBIT A SUPPLEMENTAL REPRESENTATIONS The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

DB3/ 203995353.15 Exhibit 3-1 Exhibit 3 Form of Confirmation of Acceptance CONFIRMATION OF ACCEPTANCE Reference is made to the Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021, by and among BA Holdings, Inc. (the “Issuer”), Luxfer Holdings PLC, each of the parties listed in Schedule C thereto, PGIM, Inc., each of the purchasers listed in Schedule A thereto and each Pricoa Affiliate which becomes party thereto (the “Note Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the respective meanings specified in the Note Purchase Agreement. The Pricoa Affiliate which is named below as a Purchaser of Shelf Notes hereby confirms the representations as to such Shelf Notes set forth in Section 6 of the Note Purchase Agreement, and agrees to be bound by the provisions of the Note Purchase Agreement applicable to the Purchasers or holders of the Notes. Pursuant to Section 2.5 of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed: I. Accepted Notes: Aggregate principal amount [US$ / £ / €]__________________ (A) (a) Name of Purchaser: (b) Principal amount: (c) Final maturity date: (d) Principal prepayment dates and amounts: (e) Fixed interest rate: (f) Interest payment period: semi-annually in arrears (g) Payment and notice instructions: As set forth on attached Purchaser Schedule (B) (a) Name of Purchaser: (b) Principal amount: (c) Final maturity date: (d) Principal prepayment dates and amounts: (e) Fixed interest rate: (f) Interest payment period: semi-annually in arrears (g) Payment and notice instructions: As set forth on attached Purchaser Schedule [(C), (D)..... same information as above.]

DB3/ 203995353.15 Exhibit 3-2 II. Closing Day: _________________ BA HOLDINGS, INC. By: Name: Title: Dated: PGIM, INC. By: Vice President [Insert Pricoa Affiliate signature blocks] [ATTACH PURCHASER SCHEDULES]

DB3/ 203995353.15 Exhibit 4(d)(i) Exhibit 4(d)(i) Form of Opinion of English Special Counsel for the Obligors (Second Restatement Closing)

DLA Piper UK LLP is authorised and regulated by the Solicitors Regulation Authority. DLA Piper UK LLP is a limited liability partnership registered in England and Wales (number OC307847) which is part of DLA Piper, a global law firm, operating through various separate and distinct legal entities. A list of members is open for inspection at its registered office and principal place of business, 160 Aldersgate Street, London, EC1A 4HT and at the address at the top of this letter. Partner denotes member of a limited liability partnership. A list of offices and regulatory information can be found at www.dlapiper.com. UK switchboard +44 (0) 20 7349 0296 DLA Piper UK LLP 1 St. Peter's Square Manchester M2 3DE United Kingdom DX 14304 Manchester 1 T +441612354462 F +44 (0) 161 235 4111 W www.dlapiper.com PGIM, Inc. and the Original Purchasers (as such term is defined in the Note Purchase Agreement (as defined below) at the date of this opinion Your reference Our reference ECRM/ECRM/376352/11 UKM/112984017.6 ___ October 2021 Dear Sirs/Madams BA HOLDINGS, INC. - SECOND AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT 1. DLA PIPER UK LLP ROLE 1.1 We have acted as English legal advisers to the Parent Guarantor in connection with certain English law matters relating to the Documents (as defined below). 1.2 We have received instructions from, participated in discussions with and advised only the Parent Guarantor on behalf of itself and the other English Obligors about the provisions contained in the Documents (as defined below). We have not considered the particular circumstances of any other party to the Documents and therefore the provision of this opinion is not to be taken as implying that we owe a duty of care to any other party in relation to the content of the Documents or any other documents or the commercial and/or financial implications thereof save as expressly stated in this opinion. 1.3 We are not providing you with any opinions on matters of general English law in relation to the transaction contemplated by the Documents. 1.4 Nothing stated in this opinion shall create the relationship of solicitor and client between us and you. 1.5 We take your request for and receipt of this opinion as an acknowledgement by you that no actual or potential conflict arises in relation to our giving this opinion and that we shall have the right to advise or represent the Parent Guarantor for itself and on behalf of the other English Obligors (if it so requests) in relation to any matters affecting any of the Documents or any transactions contemplated thereby at any time in the future (whether or not you retain separate advisers on any such matter) and nothing in this opinion shall be deemed to have caused us to have any conflict of interest in relation to such representation or the giving of such advice.

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 2 ___ October 2021 1.6 We shall have no obligation to advise you in the future on any matters referred to in this opinion and this opinion shall not be cited by you in relation to any such matter. 1.7 This opinion is given by DLA Piper UK LLP which assumes liability and is responsible for it. As consideration for which you acknowledge by request for and receipt of this opinion that none of our members and/or employees owes or shall owe any duty of care to you for this opinion and that none of our members or employees shall have any responsibility to you for any loss or damage (whether as a result of negligence or otherwise) arising out of or in connection with this opinion, save to the extent that any loss or damage arises by reason of fraud, dishonesty, reckless disregard of professional obligations or any other reason which cannot be lawfully excluded. The expression "our members" means members of DLA Piper UK LLP and "our employees" means those employed by us. 1.8 If you are in any doubt as to the implications of any of the foregoing, we ask that you consult your advisers. 2. INTERPRETATION 2.1 In this opinion: 2.1.1 references to the "2005 Hague Convention" are references to the Hague Convention of 30 June 2005 on Choice of Court Agreements; 2.1.2 "Confirmation of Guarantee" means the deed of confirmation of guarantee dated the same date as this opinion and entered into by each of the English Obligors; 2.1.3 "Documents" means the Confirmation of Guarantee and the Note Purchase Agreement; 2.1.4 "DocuSign Platform" mean the web-based electronic signature platform provided by DocuSign Inc; 2.1.5 "EU27 Member States" means the current member states of the European Union as at the date of this opinion; 2.1.6 the Subsidiary Guarantors listed in the schedule hereto and the Parent Guarantor (as defined below) are together referred to as the "English Obligors"; 2.1.7 "Note Purchase Agreement" means the second amended and restated note purchase and private shelf agreement expressed to be governed by the law of the State of New York dated the same date as this opinion and made between, amongst others, (1) BA Holdings, Inc. as Issuer, (2) the Parent Guarantor (as defined below), (3) the entities listed in schedule C thereto as Original

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 3 ___ October 2021 Subsidiary Guarantors, (4) PGIM, Inc. and (5) each of the purchasers listed in schedule A thereto as Original Purchasers; 2.1.8 "Parent Guarantor" means Luxfer Holdings PLC, a public limited company incorporated in England and Wales with registered number 3690830; 2.1.9 references to the "Rome I Regulation" are references to Regulation (EC) No. 593/2008 of 17 June 2008; 2.1.10 references to the "UK Rome I Regulation" are references to the Rome I Regulation as incorporated into English law by the European Union (Withdrawal) Act 2018 and as amended by the Law Applicable to Contractual Obligations and Non-Contractual Obligations (Amendment etc) (UK Exit) Regulations 2019 (SI 2019/834), Part 4 of which amends retained EU law consisting of, inter alia, the Rome I Regulation; 2.1.11 references to the "Rome II Regulation" are references to Regulation (EC) No. 864/2007 of 11 July 2007; and 2.1.12 references to the "UK Rome II Regulation" are references to the Rome II Regulation as incorporated into English law by the European Union (Withdrawal) Act 2018 and as amended by the Law Applicable to Contractual Obligations and Non-Contractual Obligations (Amendment etc) (UK Exit) Regulations 2019 (SI 2019/834), Part 4 of which amends retained EU law consisting of, inter alia, the Rome II Regulation. 2.2 Words and expressions defined in the Note Purchase Agreement have the same meanings when used in this opinion unless otherwise defined in this opinion. 3. DOCUMENTS EXAMINED For the purpose of giving this opinion, we have examined the following documents: 3.1 a pdf executed copy of each Document; 3.2 certified copies of: 3.2.1 minutes of meetings of the board of directors of each English Obligor (other than the Parent Guarantor) held on 21 October 2021 in each case signed by the chairman of the meeting of that English Obligor recording resolutions approving the execution of the Documents; 3.2.2 written resolutions of all of the directors of the Parent Guarantor dated 25 October 2021 approving the execution of the Documents;

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 4 ___ October 2021 3.2.3 written resolutions passed by the members of each English Obligor (other than the Parent Guarantor) on 21 October 2021 approving the execution of the Documents, in each case certified as being true and correct as at the date of this opinion by a director of the relevant English Obligor; and 3.3 records obtained by DLA Piper UK LLP by way of internet search dated 4 August 2021 of the public files of each English Obligor at Companies House (the "Company Searches"), including copies of the certificate of incorporation, the memorandum of association (if applicable) and the articles of association of each English Obligor as filed at Companies House. Except as stated above and in paragraph 4 (Searches) of this opinion, we have not, for the purposes of this opinion, examined any corporate records of any English Obligor or any contracts or other documents entered into by or affecting any English Obligor and have not made any other enquiries concerning any English Obligor. In particular, we have not investigated whether any English Obligor is, or will be, in breach of any of its obligations under any other agreement or document by reason of the execution, delivery or performance of the Documents. 4. SEARCHES We have: 4.1 obtained the Company Searches and updated them by way of an internet search of Companies House on the date of this opinion; and 4.2 made a telephone enquiry of the Central Registry of Winding-up Petitions on the date of this opinion at 10:48 am in respect of each English Obligor (the "Winding up Searches"). 5. STATUS OF OPINION 5.1 This opinion relates to English law as it exists and is interpreted at the date of this opinion. We express no opinion as to the laws of any other jurisdiction and none is to be implied. In particular, we have not considered any aspects of the laws expressed to govern the Documents. 5.2 This opinion and any non-contractual obligations arising out of or in connection with it shall be governed by English law. 5.3 We assume no obligation: 5.3.1 to advise you of any events or circumstances or any change in English law occurring or taking effect after the date of this opinion which may or may not change any opinion expressed below in this opinion; or

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 5 ___ October 2021 5.3.2 to update this opinion. 6. ASSUMPTIONS For the purposes of this opinion we have assumed (without making any independent investigation) that: 6.1 all documents submitted to us as originals are authentic, final and complete, all signatures, stamps and seals on the documents submitted to us are genuine and all documents submitted to us as copies are final and complete and conform to the original documents; 6.2 all documents submitted to us that are expressed to be deeds, guarantees or which are contracts for the sale or other disposition of an interest in land ("real estate contracts") were executed by all parties to them as an entire document, or entire counterpart document, or were executed in accordance with the appropriate option for such types of documents as set out in the Law Society Practice Note: "Execution of documents by virtual means" (16 February 2010) and all documents submitted to us that are expressed to be deeds were unconditionally delivered by all parties to them; 6.3 in respect of all parties to the Documents other than the English Obligors: 6.3.1 each such party has capacity, power and authority to enter into and perform their respective obligations under the Documents; and 6.3.2 the Documents have been duly executed and delivered in compliance with all requisite corporate authorisations by each such party; 6.4 the obligations of all parties, including the English Obligors, under the Documents are valid, legally binding and enforceable under all applicable laws; 6.5 the copies of the certificate of incorporation, the memorandum of association (if applicable) and the articles of association of each English Obligor registered at Companies House and forming part of the Company Searches and examined by us: 6.5.1 are complete, accurate and up-to-date as at the date of the resolutions referred to in paragraph 3.2 and the date of the Documents; and 6.5.2 have not been amended or rescinded and are in full force and effect, (and, without verifying this, we have assumed that any certified copies produced to us by each English Obligor are identical to the copies forming part of the respective Company Searches);

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 6 ___ October 2021 6.6 the Documents have been executed, either physically in wet ink or by electronic means on the DocuSign Platform, by the person(s) authorised to execute it by the respective resolutions of the board of directors of each English Obligor referred to in paragraph 3.2 and, where any Document has been executed by electronic means by one director in the presence of a witness that such witness was physically present at the time the director executed each such Document; 6.7 the resolutions of the boards of directors of each English Obligor (other than the Parent Guarantor) referred to in paragraph 3.2.1: 6.7.1 were each duly passed at a properly convened meeting of the board of duly appointed directors of the relevant English Obligor at which a quorum was present at all times and those directors attending acted in good faith throughout; and 6.7.2 have not been amended or rescinded and are in full force and effect, and due disclosure has been made by each director of any interest he or she has in the transactions to which the Documents relate in accordance with the provisions of sections 177 and 182 of the Companies Act 2006 and the articles of association of each such English Obligor and that no director has any such interest except to the extent permitted by the articles of association of that English Obligor; 6.8 the resolutions of the board of directors of the Parent Guarantor referred to in paragraph 3.2.2: 6.8.1 were each duly passed by duly appointed directors of the Parent Guarantor in accordance with the Parent Guarantor’s articles of association; and 6.8.2 have not been amended or rescinded and are in full force and effect, and due disclosure has been made by each director of any interest he or she has in the transactions to which the Documents relate in accordance with the provisions of sections 177 and 182 of the Companies Act 2006 and the articles of association of the Parent Guarantor and that no director has any such interest except to the extent permitted by the articles of association of the Parent Guarantor; 6.9 the resolutions of the members of each English Obligor (other than the Parent Guarantor) referred to in paragraph 3.2.3 were duly passed: 6.9.1 by the requisite number of members of the relevant English Obligor in accordance with the requirements of the Documents as well as chapter 2 of part 13 of the Companies Act 2006 (after

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 7 ___ October 2021 having been circulated to all eligible members and within the relevant time limit); and 6.9.2 have not been amended or rescinded and are in full force and effect; 6.10 any restriction on borrowings, guarantees or the creation of security applicable to any English Obligor will be observed at all times; 6.11 there are no agreements, letters or other arrangements having contractual effect which modify the terms of, or affect, the Documents or which render a party to the Documents incapable of or prohibit it from performing its obligations under the Documents and no provision of the Documents has been waived; 6.12 in relation to the Company Searches and the Winding-up Searches: 6.12.1 all documents, forms and notices which could or should have been delivered to the Registrar of Companies by or on behalf of each English Obligor have been delivered; 6.12.2 the results of the Company Searches and the Winding-up Searches were complete, accurate and up to date at the time that they were obtained; and 6.12.3 no additional matters would have been disclosed by: 6.12.3.1 any search undertaken at Companies House or any made of the Central Registry of Winding-up Petitions in relation to any English Obligor after the Company Searches were obtained and/or, as the case may be, the Winding-up Searches were carried out; or 6.12.3.2 by a search at the county courts of England and Wales or of any district registry at any time; 6.13 the execution and delivery of the Documents by each English Obligor was a proper use of the powers of its directors, acting in accordance with their duties and in good faith to promote the success of the relevant company for the benefit of its members as a whole and: 6.13.1 the entry into and the exercise of its rights and performance of its obligations under the Documents will be of material commercial benefit to each English Obligor; and 6.13.2 in entering into the Documents each English Obligor acted in good faith and for the purposes of carrying on its business and, at the time it did so, there were reasonable grounds for believing that the transaction would benefit each such English Obligor; 6.14 at the time the Documents were entered into, no English Obligor was capable of being deemed to be unable to pay its debts within the meaning of section 123

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 8 ___ October 2021 of the Insolvency Act 1986 (for which purpose account is to be taken of its contingent and prospective liabilities) and no English Obligor has become capable of being deemed to be so unable to pay its debts in consequence of the transaction contemplated by the Documents; 6.15 in relation to each English Obligor: 6.15.1 it has not passed a voluntary winding-up resolution or a resolution to appoint a liquidator or administrator and no step has been taken by its directors in relation to obtaining a moratorium (including, without limitation, a moratorium under part A1 of the Insolvency Act 1986) or making proposals for a voluntary arrangement under part 1 of the Insolvency Act 1986; 6.15.2 no step has been taken by its directors or any other person with a view to proposing a compromise or arrangement with any of its creditors or members under Part 26 or Part 26A of the Companies Act 2006; 6.15.3 no petition has been presented, application made or notice given by any person, and no order has been made by any court, for its winding up, dissolution or administration; 6.15.4 no liquidator, receiver, receiver and manager, administrative receiver, administrator or similar officer has been appointed in relation to it or any of its assets or revenues; and 6.15.5 no application has been made to the Registrar of Companies for its striking off nor have any steps been taken by the Registrar of Companies in relation thereto, which was not revealed in respect of the English Obligors by the Company Searches or the Winding-up Searches; 6.16 in respect of the Documents there is no fact material to the giving of any guarantee or security under such Documents or to the obligations guaranteed or secured which has not been disclosed to the English Obligor party to it; 6.17 none of the parties is or will be seeking to achieve any purpose not apparent from either of the Documents which might render either of them illegal or void; 6.18 the choice of the law of England and Wales to govern the Confirmation of Guarantee was made for bona fide purposes and there is no reason for avoiding that choice on the grounds of public policy. In addition, that choice of law was made in good faith and without any intention to evade the laws of the jurisdiction with which any transaction under the Confirmation of Guarantee has or may have the closest and most real connection; 6.19 the choice of the law of the State of New York and the Federal law of the United States of America to govern the Note Purchase Agreement was made

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 9 ___ October 2021 for bona fide purposes and there is no reason for avoiding that choice on the grounds of public policy. In addition: 6.19.1 that choice of law was made in good faith and without any intention to evade the laws of the jurisdiction with which any transaction under the Note Purchase Agreement has or may have the closest and most real connection; and 6.19.2 the choice of the law of the State of New York and the Federal law of the United States of America to govern the Note Purchase Agreement and the submission by each of the English Obligors to the non-exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America as set out in the Note Purchase Agreement is a valid choice and a valid submission under the law of State of New York and the Federal law of the United States of America; 6.20 without prejudice to the generality of paragraph 5 (Status of opinion) of this opinion, no provision of any law of any jurisdiction outside England: 6.20.1 would be contravened by the execution, delivery or performance of the Documents; 6.20.2 will render ineffective execution or delivery of the Documents; or 6.20.3 would otherwise have any implication for the opinions which we express; 6.21 none of the parties is or will be seeking to achieve any purpose not apparent from the Confirmation of Guarantee which might render it illegal or void; 6.22 there is no bad faith, fraud, coercion, duress or undue influence on the part of any of the parties, and their respective directors, employees, agents and advisers; and 6.23 without prejudice to the generality of paragraph 5 (Status of opinion) of this letter, no provision of any law of any jurisdiction outside England (A) would be contravened by the execution, delivery or performance of the Confirmation of Guarantee or (B) will render ineffective execution or delivery of any Confirmation of Guarantee or (C) would otherwise have any implication for the opinions which we express. 7. OPINIONS Based upon the foregoing, and subject to the qualifications set out below and any matters not disclosed to us, it is our opinion that: 7.1 each English Obligor is duly incorporated in England with limited liability and is validly existing under English law;

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 10 ___ October 2021 7.2 each English Obligor has corporate power to enter into and deliver the Documents and to perform its obligations under them; 7.3 the execution, delivery and performance of the Documents has been duly authorised by the requisite corporate action of each English Obligor; 7.4 the Documents have been duly executed by each English Obligor; 7.5 the execution, delivery and performance by each English Obligor which has executed the Documents will not violate: 7.5.1 its memorandum of association (if any) or articles of association; or 7.5.2 any provision of English law which is applicable to companies generally; 7.6 the obligations of each English Obligor under the Confirmation of Guarantee constitute valid, legally binding and enforceable obligations of that English Obligor; 7.7 no approval, authorisation, consent, adjudication or order of any public authority or government agency in England is required to be obtained by any English Obligor to authorise the execution, delivery and performance by such English Obligor of the Documents; 7.8 it is not necessary to file, register or record any Document with any public authority or government agency in England to ensure the legality, validity, enforceability or admissibility in evidence in the English courts of the Documents; 7.9 no stamp duty or similar tax is payable in England in respect of the execution, delivery, performance or enforcement of the Documents; 7.10 the choice of English law as the governing law of the Confirmation of Guarantee would be upheld as a valid choice by the courts of England and Wales subject to and in accordance with the UK Rome I Regulation and provided that the relevant contractual obligation is within the scope of, and the choice is permitted by, UK Rome I; 7.11 the choice of English law as the governing law of any non-contractual obligations arising out of or in connection with the Confirmation of Guarantee would be upheld as a valid choice of law by the courts of England and Wales subject to and in accordance with the UK Rome II Regulation and provided that the relevant non-contractual obligation is within the scope of, and the choice is permitted by, UK Rome II; and 7.12 the choice of the law of the State of New York as the governing law of the Note Purchase Agreement would be upheld as a valid choice of law by the courts of England and Wales subject to and in accordance with the UK Rome I

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 11 ___ October 2021 Regulation and provided that the relevant contractual obligation is within the scope of, and the choice is permitted by, UK Rome I. 8. QUALIFICATIONS The opinions which are expressed in this opinion are subject to the following qualifications: 8.1 Corporate standing and searches: In relation to our opinion in paragraph 7.1 of this opinion: 8.1.1 notice of a winding-up order or resolution, notice of an administration order, notice that a moratorium has come into force and notice of the appointment of a receiver, administrative receiver or administrator may not be filed with the Registrar of Companies immediately and there may be a delay in the relevant notice appearing on the file of the company concerned. In those circumstances, the Company Searches would not reveal the existence of those matters; 8.1.2 the Company Searches are not capable of revealing whether or not a winding-up petition has been presented or an administration application has been made or notice of intention to appoint an administrator has been given or documents have been filed or an application made for a moratorium; 8.1.3 a telephone search of the Central Registry of Winding-up Petitions (such as the Winding-up Searches) has the following limitations: 8.1.3.1 it relates only to compulsory winding up and administration; 8.1.3.2 it is not conclusively capable of revealing whether or not a petition in respect of a compulsory winding up or an administration application or notice has been presented (since there may be a delay in notice of such a petition, application or notice being entered on the records of the Central Registry and such a petition, application or notice presented to a district registry or a county court may not have been notified to the Central Registry and so may not appear on the records at all). In addition, as at the date of this opinion, there is a temporary provision, as a result of the Covid-19 pandemic, for winding-up petitions to be kept private until such time as the relevant court has determined that it is likely that a winding-up order based on the petition would be able to be made under the current restrictions relating to the Covid-19 pandemic (or the court has made a further order). As a result of such petitions being kept private, petitions which have been

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 12 ___ October 2021 presented but not yet considered by the court are therefore very unlikely to be revealed by a search; and 8.1.3.3 the Central Registry of Winding-Up Petitions, district registries and county courts are not able to guarantee that the information which they provide is up to date and correct. 8.2 Enforcement: The terms "legally binding" and "enforceable" in our opinion in paragraph 7.6 of this letter mean only that the obligations assumed by each English Obligor under the Confirmation of Guarantee are of a type which the English courts may enforce. It does not mean that those obligations will necessarily be enforceable, or enforced, in all circumstances or in accordance with their terms or against third parties or that any particular remedy will be available. In addition, but without limitation: 8.2.1 the validity and enforceability of the Confirmation of Guarantee may be limited by laws relating to bankruptcy, insolvency, liquidation, receivership, administrative receivership, administration, reorganisation, moratorium, court schemes, court sanctioned compromises or arrangements and other laws and legal procedures of general application relating to or affecting the rights of creditors or secured creditors; 8.2.2 transactions entered into in the period before the onset of insolvency (that period generally being no longer than two years) may be set aside in certain circumstances; 8.2.3 equitable remedies (such as orders for specific performance or injunctive relief) are in the discretion of the court and may not be available in all circumstances and in particular, where damages are considered an adequate remedy; 8.2.4 claims may become barred by limitation or lapse of time or may be or become subject to defences of set-off or counterclaim; 8.2.5 English courts may imply terms into an agreement; 8.2.6 where an obligation is to be performed in or have an effect in a jurisdiction outside England, it may not be enforceable under English law to the extent that such performance or effect would be illegal, unenforceable or contrary to public policy or exchange control regulations under the laws of that jurisdiction; 8.2.7 an English court may not necessarily treat as conclusive any certificates, determinations, notifications, calculations and opinions which the Confirmation of Guarantee states or implies are to be so treated;

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 13 ___ October 2021 8.2.8 any discretion may be required to be exercised reasonably and any determination may be required to be based on reasonable grounds; 8.2.9 the effectiveness of terms which seek to exclude or limit a liability or duty owed may be limited by law; 8.2.10 failure to exercise a right may operate as a waiver of that right notwithstanding a provision to the contrary; 8.2.11 any provision requiring a party to indemnify another in relation to legal costs may not be enforced by an English court if contrary to an order made by the court or in respect of the costs of unsuccessful litigation brought before the English courts; 8.2.12 an English court might hold that a judgment on the Confirmation of Guarantee superseded the Confirmation of Guarantee so that any obligations relating to the payment of interest after judgment or any currency indemnities would not be held to survive judgment; 8.2.13 although the English courts will award damages in currencies other than Sterling, it should not necessarily be assumed that the courts would in every case award damages for any breach of the Documents in US dollars and they may not enforce the benefit of any currency conversion and indemnity provisions; 8.2.14 any document which is not properly stamped under English law may not be adduced in evidence in any proceedings. However, as stated in paragraph 7.9, no ad valorem stamp duty is payable on the Documents as at the date of this opinion; 8.2.15 an English court may decline to accept jurisdiction or may stay proceedings if concurrent proceedings are pending or taking place elsewhere or if it decides that another jurisdiction is a more appropriate forum and we express no opinion on any provision of the Confirmation of Guarantee purporting to waive a forum non conveniens defence or similar right; 8.2.16 the English courts will in certain circumstances decline to enforce rights or obligations: 8.2.16.1 which they regard as being contrary to public policy; or 8.2.16.2 which would involve the enforcement of foreign revenue or penal laws; 8.2.17 the enforcement of the rights and obligations of the parties to the Confirmation of Guarantee may be limited by the provisions of English law concerning frustration of contracts;

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 14 ___ October 2021 8.2.18 the English courts will not enforce a penalty and therefore any provisions for the payment of additional moneys by, or imposition of any other financial sanction on, a party as a result of a breach of its obligations contained in the Confirmation of Guarantee may not be enforceable if the court finds that such provisions represent secondary obligations which impose a detriment on that party in breach out of all proportion to any legitimate interest of the innocent party in the enforcement of the primary obligations; 8.2.19 obligations to enter into negotiations may not be enforceable; 8.2.20 we express no opinion on whether any provision in the Confirmation of Guarantee conferring a right of set-off or similar right would be effective against a liquidator, administrator or creditor; 8.2.21 any provision in the Confirmation of Guarantee which amounts to a contract, arrangement or undertaking to assume liability in relation to an unstamped or insufficiently stamped document, or to give an indemnity in relation to such liability, may be void under section 117 of the Stamp Act 1891; and 8.2.22 other than as set out in paragraph 7.11, we express no opinion as to any non-contractual obligations arising out of or in connection with the Confirmation of Guarantee or the law applicable to them. 8.3 The Confirmation of Guarantee: 8.3.1 In respect of the guarantees confirmed in the Confirmation of Guarantee, the English courts have traditionally been protective of guarantors and other sureties and have evolved a number of doctrines to protect them. Certain of the Documents contain clauses which are intended to counteract the effect of these doctrines. Although such clauses are standard in English guarantees and third party securities, in the absence of case law authority it is not possible to establish definitively whether or not such clauses are effective and accordingly no opinion can be expressed on the effectiveness of such clauses; and 8.3.2 in the case of Triodos Bank NV v Dobbs [2005] EWCA Civ 106, the Court of Appeal held that where an amendment or variation was expressly contemplated or anticipated in a facility agreement, a guarantee or security document then the relevant guarantee or security document would, if it contained appropriate savings provisions, continue to provide an enforceable guarantee or security for the obligations purported to be so guaranteed or secured under the amended or varied agreement provided the amendments or variation are "within the general purview" of the original agreement. However, whether any amendment made amounts to the replacement of the original agreement or extends the obligations guaranteed or secured by it beyond the general

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 15 ___ October 2021 purview of the original agreement will be a question of fact in each case. While the English Guarantees to which the Confirmation of Guarantee relates contain clauses including certain saving provisions, the consent of the English Obligors has been obtained to the amendments to the First Amended and Restated Note Purchase Agreement, the Existing Series B Notes and the Existing Series C Notes, and they have confirmed that the English Guarantees granted by them will remain in full force and effect on the terms of the Note Purchase Agreement and English Guarantee to which it is a party and such English Guarantee extends to the obligations of the Obligors under the Note Documents, those clauses and the effect of those types of confirmations have not been tested before the English courts. Accordingly, in the absence of case law authority, it is not possible to establish definitively if those clauses are effective. 8.4 Representations and warranties: We have not investigated and, except as specifically stated in this opinion, make no comments with regard to any warranties, facts, opinions or representations in the Documents or on their accuracy or adequacy. 8.5 Tax, accounting and financial matters: We express no opinion as to financial and accounting matters or the Tax consequences of the transactions contemplated by the Documents, other than as set out in our opinions at paragraph 7.9. 8.6 Execution: The effectiveness of execution of a deed, guarantee or real estate contract at a virtual signing meeting (being one where some or all of the signatories of the relevant documents are not physically present and electronic, rather than hard copy, counterpart documents physically signed by a party are produced) or otherwise when such document is not executed or delivered by all parties to it as an entire document, or an entire counterpart document, has not been fully analysed by the courts and such execution may be held not to be effective. 8.7 European Union (Future Relationship) Act 2020: Section 29 of the European Union (Future Relationship) Act 2020 provides that domestic English law as in effect on the relevant day (as defined in Section 29) has effect on and after that day with such modifications as are required for the purposes of implementing in that law the Trade and Cooperation Agreement or the Security of Classified Information Agreement (each as referred to in that Act and each an "agreement") so far as the relevant agreement concerned is not otherwise so implemented and so far as such implementation is necessary for the purposes of complying with the international obligations of the United Kingdom under the relevant agreement. We express no opinion on any possible effect of section 29 on the matters of law opined upon by us in this opinion. 8.8 Governing Law - choice of English law: 8.8.1 the terms "upheld" and "valid" in our opinion mean only that the choice of law is something which the English courts may uphold

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 16 ___ October 2021 as valid. It does not mean that the choice of law will necessarily be enforceable, or enforced, in all circumstances or in accordance with their terms or against third parties or that any particular remedy will be available; 8.8.2 where an obligation is to be performed in or have an effect in a jurisdiction outside England, it may not be enforceable under English law to the extent that such performance or effect would be illegal, unenforceable or contrary to public policy or exchange control regulations under the laws of that jurisdiction; 8.8.3 where all other elements relevant to the situation at the time of the choice of a particular law as the governing law of the Confirmation of Guarantee are located in a country other than the country whose governing law has been chosen, the choice of that law would not prejudice the application of provisions of the law of that other country which cannot be derogated from by agreement, pursuant to Article 3(3) of the UK Rome I Regulation; 8.8.4 effect may be given to the overriding mandatory provisions of the law of the country where the obligations arising out of the Confirmation of Guarantee have to be or have been performed, in so far as those overriding mandatory provisions render the performance of the Confirmation of Guarantee unlawful, pursuant to Article 9(3) of the UK Rome I Regulation; and 8.8.5 the express choice of English law to govern non-contractual obligations between the parties to the Confirmation of Guarantee is subject to UK Rome II and to those non-contractual obligations being within the scope of and the choice being permitted by UK Rome II, and may be subject to challenge pursuant to UK Rome II. 8.9 Governing law – choice of New York law 8.9.1 the terms "upheld" and "valid" in our opinion mean only that the choice of law is something which the English courts may uphold as valid. It does not mean that the choice of law will necessarily be enforceable, or enforced, in all circumstances or in accordance with their terms or against third parties or that any particular remedy will be available; 8.9.2 where all other elements relevant to the situation at the time of the choice of a particular law as the governing law of the Note Purchase Agreement are located in a country other than the country whose governing law has been chosen, the choice of that law would not prejudice the application of provisions of the law of that other country which cannot be derogated from by agreement, pursuant to Article 3(3) of the UK Rome I Regulation;

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 17 ___ October 2021 8.9.3 where all other elements relevant to the situation at the time of the choice of a particular law as the governing law of the Note Purchase Agreement are located in the United Kingdom or one or more EU Member States, the parties' choice of applicable law other than that of one of the jurisdictions forming part of the United Kingdom or an EU Member State would not prejudice the application of provisions of retained EU Community law which cannot be derogated from by agreement, pursuant to Article 3(4) of the UK Rome I Regulation; 8.9.4 effect may be given to the overriding mandatory provisions of the law of the country where the obligations arising out of the Note Purchase Agreement have to be or have been performed, in so far as those overriding mandatory provisions render the performance of the Note Purchase Agreement unlawful, pursuant to Article 9(3) of the UK Rome I Regulation; 8.9.5 the chosen law of the Note Purchase Agreement will not restrict the application of English public policy or over-riding mandatory principles of English law; 8.9.6 the application of a provision of the law of any country specified by UK Rome I may be refused in circumstances where such application is manifestly incompatible with the public policy of the forum, pursuant to Article 21 of the UK Rome I Regulation; and 8.9.7 we express no opinion as to the choice of law in relation to any non-contractual obligations arising out of or in connection with the Note Purchase Agreement. 9. CONFIDENTIALITY AND RELIANCE 9.1 Benefit of opinion: This opinion is given for the sole benefit of the persons to whom it is addressed in their respective capacities as stated (the "Addressees"). It may not be relied on or (other than as permitted by paragraph 9.2 below) disclosed to any other person in any other context, nor is it to be quoted or made public in any other way without our prior written consent; provided, however that future holders of the Notes acquired in accordance with the Note Purchase Agreement may rely on this opinion. 9.2 Disclosure on a non-reliance basis: This opinion may be disclosed to: 9.2.1 a professional adviser and / or auditor subject to professional obligations to maintain the confidentiality of this opinion ("Permitted Professional Advisor") of any Addressee; 9.2.1.1 an Addressee’s regulators;

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 18 ___ October 2021 9.2.1.2 the National Association of Insurance Commissioners of the United States of America; 9.2.1.3 an Addressee’s affiliates and related funds, and any of its or their officers, directors, employees (legal and contractual), investors, insurers, regulators or Permitted Professional Advisers; 9.2.1.4 any proposed transferee or assignee of the Purchasers (and any Permitted Professional Advisor of any such person); 9.2.1.5 any internationally recognised statistical rating agency and its Permitted Professional Advisers; and 9.2.1.6 any person to whom the opinion is required to be disclosed pursuant to any applicable law, court order or regulation (and any Permitted Professional Advisor of any such person). 9.2.2 but only on a non-reliance basis and only if: 9.2.2.1 any permitted recipient of the opinion other than a Permitted Professional Advisor is informed that they are not an addressee of the opinion and that they must not rely on it; and 9.2.2.2 any proposed transferee or assignee has entered into an agreement requiring them to keep the opinion confidential. Yours faithfully DLA PIPER UK LLP

ECRM/ECRM/376352/11 UKM/112984017.6 Continuation 19 ___ October 2021 SCHEDULE Name of Subsidiary Guarantors Jurisdiction of incorporation Registration number Luxfer Group Limited England and Wales 3944037 Luxfer Group 2000 Limited England and Wales 4027006 Luxfer Gas Cylinders Limited England and Wales 3376625 Luxfer Group Services Limited England and Wales 3981395 Magnesium Elektron Limited England and Wales 3141950 Luxfer Overseas Holdings Limited England and Wales 3081726 Luxfer Gas Cylinders China Holdings Limited England and Wales 5165622

DB3/ 203995353.15 Exhibit 4(d)(ii) Exhibit 4(d)(ii) Form of Opinion of U.S. Special Counsel for the Obligors (Second Restatement Closing)

DLA Piper UK LLP 160 Aldersgate Street London EC1A 4HT United Kingdom DX 33866 Finsbury Square T +442071537967 F +44 (0) 20 7796 6666 W www.dlapiper.com DLA Piper UK LLP is authorised and regulated by the Solicitors Regulation Authority. DLA Piper UK LLP is a limited liability partnership registered in England and Wales (number OC307847) which is part of DLA Piper, a global law firm, operating through various separate and distinct legal entities. A list of members is open for inspection at its registered office and principal place of business, 160 Aldersgate Street, London, EC1A 4HT and at the address at the top of this letter. Partner denotes member of a limited liability partnership. A list of offices and regulatory information can be found at www.dlapiper.com. UK switchboard +44 (0) 20 7349 0296 PGIM, Inc. and the purchasers set out in Schedule I hereto (the "Purchasers", and together with PGIM, Inc., the “Addressees”) Your reference Our reference 376352-11 26 October, 2021 Re: Second Amended and Restated Note Purchase And Private Shelf Agreement of BA Holdings, Inc. as guaranteed by Luxfer Holdings PLC and certain subsidiary guarantors Ladies and Gentlemen: We have acted as United States special counsel to BA Holdings, Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”), each of the U.S. entities set forth in Part 1 of Schedule III hereto (the “U.S. Guarantors” and collectively with the Company, the “U.S. Obligors”), Luxfer Holdings PLC, a public limited company incorporated under the laws of England and Wales (the “Parent Guarantor”) and each of the other non-U.S. entities set forth in Part 2 of Schedule III hereto (collectively with the U.S. Obligors, the “Covered Parties”), in connection with the Second Amended and Restated Note Purchase and Private Shelf Agreement dated October 26, 2021 (the “Note Purchase Agreement”) by and among the Company, the Parent Guarantor, the subsidiary guarantors named in the Note Purchase Agreement, PGIM, Inc. (“Pricoa”) and the Purchasers (as defined in the Note Purchase Agreement). The Note Purchase Agreement also provides that the Notes and the Company’s obligations in the Note Purchase Agreement will be guaranteed by (i) the U.S. Guarantors and (ii) each of the non-U.S. entities set forth in Part 2 of Schedule III hereto (including the Parent Guarantor). We are rendering this opinion at the request of the Company pursuant to Section 4(d)(a)(ii) of the Note Purchase Agreement. The documents listed on Schedule II are collectively referred to herein as the “Note Documents”. Capitalized terms that are used herein but not otherwise defined in this opinion shall have the same meanings as those ascribed to them in the Note Purchase Agreement. In rendering the opinions expressed below, we have examined originals (or copies presented as being true and correct copies of originals) of (i) the Note Documents and (ii) the organizational documents and records of each U.S. Obligor identified on Part 1 of Schedule III attached hereto (collectively, the “Organizational Documents”) and

Continuation 2 October 26, 2021 (iii) the authorisations listed in respective clause (c) below the name of each such U.S. Obligor. In connection with the opinions set forth below, we have also examined originals, or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates and other instruments as we have deemed necessary or appropriate for the purpose of this opinion. In our examination, we have assumed the genuineness of all signatures, all documents submitted to us as originals are authentic, final and complete, all documents submitted to us as certified or photostatic copies are final and complete and conform to the original documents, and the authenticity of the originals of all such documents. Insofar as this opinion relates to factual matters, we have relied (without independent investigation) upon the factual representations and warranties contained in the Note Documents and upon certificates of certain government officials, and of officers, directors or other authorized persons of the Covered Parties delivered under or in connection with the Note Purchase Agreement. We assume, in rendering the opinions, that none of such information contains any untrue statement of a material fact or omits to state a material fact necessary to render the statements made, in light of the circumstances in which they were made, not materially misleading. Assumptions: In reaching the opinions set forth below, we have assumed the following in connection with rendering those opinions: (a) (i) each of the parties to the Note Documents, as applicable (other than the U.S. Obligors to the extent specifically addressed in our opinions below) (x) is duly formed, or incorporated, as applicable, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation, is qualified to do business and is in good standing in each jurisdiction other than its jurisdiction of formation or incorporation, as applicable, required for such party to conduct its business, and has the necessary corporate, limited partnership, limited liability company or other organizational power and authority, as the case may be, to enter into and perform the instruments, documents and agreements to which it is a party, and (y) has duly and validly authorized, executed and delivered each of the Note Documents to which such party is a signatory; (ii) each of the parties to the Note Documents (other than the U.S. Obligors) is duly qualified to engage in the transactions covered by this opinion, and each such party (other than the Covered Parties) is engaged in such transactions in connection with, and as contemplated by, the applicable Note Documents; (iii) the obligations of each such party (other than the obligations of the Covered Parties to the extent specifically addressed in our opinions below) set forth therein are its legal, valid, and binding obligations, enforceable in accordance with their respective terms under all applicable laws; (iv) the execution and delivery by each of the parties to the Note Documents and the performance by each such party of its obligations thereunder (in each case, other than the U.S. Obligors to the extent specifically addressed in our opinions below) do not and will not contravene any provision of the applicable organizational documents of any of such parties or any current requirement of law applicable to any such parties or the public policies of any jurisdiction; (v)

Continuation 3 October 26, 2021 each of the parties to the Note Documents (other than the Covered Parties to the extent specifically addressed in our opinions below) has complied with all orders, rules, regulatory requirements and laws applicable to such parties in entering into and delivering the Note Documents and performing its obligations thereunder; (vi) there is adequate and lawful consideration for the obligations undertaken by each U.S. Obligor under the Note Documents and such U.S. Obligor has received value in respect thereof; (vii) the officers and directors of each party to the Note Documents have properly exercised their respective fiduciary duties, and (viii) none of the parties to the Note Documents (other than the Covered Parties to the extent specifically addressed in our opinions below) requires any order, consent, approval, license or authorization of, or filing, recording or registration with, any governmental or public body or authority of the United States of America or any state or agency or political subdivision thereof in connection with the execution, delivery and performance of any of the Note Documents which has not been obtained or made; (b) the Note Purchase Agreement and the other Note Documents are entered into solely for business or commercial purposes, and are not a contract or agreement for labor or personal services or for personal, family or household services; (c) each of the parties to the Note Documents entered into the Note Documents in good faith and without any intent to hinder, delay or defraud creditors; (d) the Note Documents will be enforced, and the rights and discretion of Pricoa and the Purchasers will be exercised, in circumstances and in a manner which are commercially reasonable; (e) each person or entity executing any Note Document on behalf of a party to any of the Note Documents (other than the U.S. Obligors) has been duly and validly authorized to do so; (f) each of the parties to the Note Documents (other than the U.S. Obligors) has the legal right, under its governing documents, corporate and regulatory legislation and the laws of its jurisdiction of organization, to execute and deliver the Note Documents to which such party is a party, to carry out the transactions contemplated thereunder and to perform its obligations thereunder; (g) the execution and delivery by each of the parties to the Note Documents and the performance by each such party of its obligations thereunder do not and will not contravene (i) except as specifically addressed in our opinions below as to the Covered Parties, any current requirement of law applicable to any of such parties or the public policies of any jurisdiction; (ii) except as specifically addressed in our opinions below as to the Organizational Documents, any indenture, mortgage, deed of trust, guaranty, lease or other agreement or instrument to which any of such parties is a party or by which it or any of its property is bound; or (iii) any court order or consent decree applicable to such party; (h) all public records and other documents reviewed by us and all statements therein as to factual matters are accurate and complete; and

Continuation 4 October 26, 2021 (i) there are no oral or written modifications of, or amendments to, any of the Note Documents and there has been no waiver of any of the provisions of the Note Documents by actions or conduct of the parties or otherwise. We express no opinion as to the effect of (i) the compliance or noncompliance of Pricoa or any of the Purchasers with any state, federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or nature of Pricoa or any of the Purchasers on the opinions herein stated. We express no opinion as to the laws of any state or jurisdiction other than (i) the internal laws of the State of New York (excluding those of counties, cities and other municipalities), (ii) solely with respect to the opinions set forth in paragraphs 1(a), 1(b), 1(c), 1(d), 1(e), 3, 4(i) and 4(ii) (solely with respect to the U.S. Obligors incorporated under the laws of the State of Delaware, except for Structural Composites Industries LLC) herein, the General Corporation Law of the State of Delaware (without regard for decisional law), (iii) solely with respect to the opinions set forth in paragraphs 1(f), 3, 4(i) and 4(ii) (solely with respect to MEL Chemicals Inc) herein, the New Jersey Business Corporation Act (without regard for decisional law), (iv) solely with respect to the opinions set forth in in paragraphs 2, 3, 4(i) and 4(ii) (solely with respect to Structural Composites Industries LLC) herein, the Delaware Limited Liability Company Act (without regard for decisional law) and (v) federal laws of the United States, which, in the case of each of the laws referred to in clauses (i) and (v), in the experience of our attorneys who are members of the bar in New York in the exercise of customary professional diligence, are normally applicable to the Covered Parties and to the transactions of the type provided for in the Note Documents, but without our having made any special investigation concerning any other law, rule or regulation, in each case in effect on the date hereof (the laws referred to in clauses (i) through (v), but specifically excluding those set forth in the following sentence, collectively, “Applicable Laws”). We express no opinion as to the effect upon the Note Documents of (A) any federal or state securities laws or regulations (other than as expressly set forth in paragraphs 6, 8 and 9), including, without limitation, any “Blue Sky” laws, (B) the U.S. Commodity Exchange Act, as amended, or any rules or regulations promulgated thereunder, (C) the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or any rules or regulations promulgated thereunder, (D) any federal or state anti-trust or unfair competition laws or regulations, (E) any federal, state or other tax laws or regulations (except as specifically addressed in our opinions herein), (F) any federal, state or other environmental or hazardous materials laws or regulations, (G) any federal criminal or civil forfeiture laws (including, without limitation, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, as amended) or regulations, (H) any federal, state or other privacy laws or regulations, (I) any federal, state or other land use, zoning or subdivision laws or regulations, (J) the Employee Retirement Income Security Act, as amended, or related laws or regulations and any other federal, state or other pension laws or regulations, (K) the Patient Protection and Affordable Care Act, as amended, or any rules or regulations promulgated thereunder, (L) any federal or state laws related to copyrights, patents, trademarks, service marks or other intellectual property, (M) any federal, state or other health, safety and welfare laws or regulations, (N) any federal or state banking laws or regulations (except as expressly set forth in our opinions herein), (O) (1) the Foreign Corrupt Practices Act of 1977, as amended, the U.S. Travel Act, the U.S. domestic

Continuation 5 October 26, 2021 bribery statute contained in 18 U.S.C. § 201, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Money Laundering Control Act of 1986, the Uniting and Strengthening America by Fulfilling Rights and Ensuring Discipline Over Monitoring Act of 2015 (USA Freedom Act of 2015), the Trading with the Enemy Act, the International Emergency Economic Powers Act of 1977, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 (CISADA), the Countering America’s Adversaries Through Sanctions Act (CAATSA), the International Boycott Provisions of Section 999 of the Internal Revenue Code, the Omnibus Trade and Competitiveness Act of 1988, the National Emergencies Act and the Trade Facilitation and Trade Enforcement Act of 2015, the Export Administration Act, the Export Administration Regulations administered by the U.S. Department of Commerce, Bureau of Industry and Security, the Arms Export Control Act, the International Traffic in Arms Regulations administered by the U.S. Department of State, Directorate of Defense Trade Controls, and the United Nations Participation Act, in each case including all amendments or other modifications thereto, and any rules or regulations promulgated thereunder, (2) any other federal, state or other anti-terrorism, anti- terrorist financing, anti-money-laundering, anti-bribery, anti-kickback, or anti- corruption laws or regulations or (3) any economic or financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by the U.S. government, including, without limitation, those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the U.S. Department of Commerce, (4) any other federal, state or other regulations governing the export, re-export, or import of commercial and other items or services or (5) other laws or measures (a) prohibiting or restricting, or imposing sanctions on persons engaging in certain types of activities involving specified countries (e.g., Executive Order 13224: Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg 49079 (Sept 24, 2001)), or (b) that address customs, anti-boycott, or national security matters, (P) any laws that may apply to a party to any Note Document due to the nature of any person’s specific business or activities or the industry in which such person does business, (Q) any federal, state or other insurance laws or regulations, (R) any federal, state or other usury laws or regulations, (S) any federal, state or other gaming laws or regulations, (T) any federal, state or other criminal laws or regulations, (U) any federal, state or other tribal laws or regulations, (V) any Federal Reserve Board regulations (except to the extent expressly set forth in the opinions below), (W) federal and state laws and regulations concerning filing and notice requirements in connection with mergers, acquisitions, business combinations and similar transactions (e.g., Hart- Scott-Rodino, Antitrust Improvements Act of 1976, as amended, the Exon-Florio Act, as amended, Section 721 of the Defense Production Act of 1950, as amended, including all regulations and procedures governing mandatory declarations, voluntary notices, submissions, and/or reviews before or by the Committee on Foreign Investment in the United States), (X) any federal, state or other laws, regulations or policies concerning (1) national and local emergencies, and (2) sovereign immunity and possible judicial deference to acts of sovereign states, (Y) compliance with fiduciary duty requirements, or (Z) any conventions or treaties. With respect to our opinions based on the General Corporation Law of the State of Delaware, the New Jersey Business Corporation Act and the Delaware Limited Liability Company Act, our examination has been limited to a review of such laws as

Continuation 6 October 26, 2021 reported in standard, unofficial compilations. The individual lawyers within our firm who have devoted substantive legal attention to the transactions contemplated by the Note Documents on behalf of the U.S. Obligors are not members of the bar in the State of Delaware or the State of New Jersey and do not purport to be experts on the laws of the States of Delaware and the States of New Jersey generally. With your permission such opinions are based solely upon such limited review. Moreover, our opinion is based upon the current interpretation of the Applicable Laws and facts existing on the date hereof. Except as otherwise expressly indicated herein, the opinions expressed are given as of the date hereof; and we disclaim any obligation to advise you of any developments or changes either in the applicable laws or facts that may occur after the date of this opinion or if additional information is brought to our attention. Opinions: Based on our review of the foregoing and subject to the assumptions and qualifications set forth herein, our opinion is: 1. Based solely on our review of: (a) a Good Standing Certificate for the Company, dated 19 October, 2021, issued by the office of the Secretary of State of the State of Delaware, the Company is validly existing and in good standing as a corporation under Applicable Laws; (b) a Good Standing Certificate for Magnesium Elektron North America, Inc., dated 20 October 2021, issued by the office of the Secretary of State of the State of Delaware, Magnesium Elektron North America, Inc. is validly existing and in good standing as a corporation under Applicable Laws; (c) a Good Standing Certificate for Luxfer Inc., dated 19 October, 2021, issued by the office of the Secretary of State of the State of Delaware, Luxfer Inc. is validly existing and in good standing as a corporation under Applicable Laws; (d) a Good Standing Certificate for Reade Manufacturing Company, dated 19 October, 2021, issued by the office of the Secretary of State of the State of Delaware, Reade Manufacturing Company is validly existing and in good standing as a corporation under Applicable Laws; (e) a Good Standing Certificate for Luxfer Magtech, Inc., dated 19 October, 2021, issued by the office of the Secretary of State of the State of Delaware, Luxfer Magtech, Inc. is validly existing and in good standing as a corporation under Applicable Laws; and (f) a Good Standing Certificate for MEL Chemicals Inc., dated 20 October 2021, issued by the office of the Secretary of State of the State of New Jersey, MEL Chemicals Inc. is validly existing and in good standing as a corporation under Applicable Laws.

Continuation 7 October 26, 2021 2. Based solely on our review of a Good Standing Certificate for Structural Composites Industries LLC, dated 20 October 2021, issued by the office of the Secretary of State of the State of Delaware, Structural Composites Industries LLC is validly existing and in good standing as a limited liability company under Applicable Laws. 3. Each U.S. Obligor has all requisite corporate or limited liability company, as applicable, power and authority to execute and deliver the Note Documents to which it is a party and to perform the obligations thereunder. 4. Each of the Note Documents (i) to which any U.S. Obligor is a party have been duly authorized, executed and delivered by such U.S. Obligor, and (ii) to which a Covered Party is a party constitutes a legal, valid and binding obligation of each such Covered Party, enforceable against such Covered Parties in accordance with its terms. 5. No consent, approval or authorization of, or registration, filing or declaration with, any United States federal or New York Governmental Authority under Applicable Laws by any U.S. Obligor is required in connection with the execution, delivery or performance by such U.S. Obligor of the Note Documents to which it is a party, provided that we express no opinion with respect to any authorizations, filings or approvals that may be required relating to the express nature of the business of any U.S. Obligor. 6. It is not necessary in connection with the offering, sale and delivery of (i) the Notes delivered to you on the date hereof, or (ii) any confirmation of guarantee delivered pursuant to Section 4(j) of the Note Purchase Agreement or the guarantee underlying such confirmation, under the circumstances contemplated by the Note Purchase Agreement, to register such Notes, such confirmation of guarantee or underlying guarantee under the Securities Act of 1933 or to qualify an indenture in respect of any of the Notes, any such confirmation of guarantee or any such underlying guarantee under the Trust Indenture Act of 1939. 7. The execution, delivery and performance (i) by the Covered Parties of the Note Documents to which they are parties will not contravene any New York or United States federal Applicable Laws, and (ii) by each U.S. Obligor of the Note Documents to which it is a party does not and will not contravene its Organizational Documents. 8. No Covered Party is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. 9. None of the transactions contemplated by the Note Documents (including, without limitation, the use of the proceeds from the sale of any Notes) will violate or result in a violation of Regulation T, U or X of the Board of Governors of the United States Federal Reserve System. 10. The choice of law of the State of New York as the governing law of the Note Documents is a valid choice of law. In addition, the submission to the jurisdiction of any court of the State of New York or any federal court in the

Continuation 8 October 26, 2021 United States of America located in the Borough of Manhattan, The City of New York, by the Covered Parties in the Note Documents to which they are parties is valid and binding on the Covered Parties. 11. Each U.S. Obligor’s payment obligations under the Note Documents to which it is a party rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated indebtedness, except for obligations mandatorily preferred by law. Qualifications: (a) Our opinions in paragraph 4 are subject to the following additional assumptions and qualifications: (i) Enforceability is subject to, and may be limited by: (A) bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws affecting creditors’ rights generally, including, without limitation, New York Debtor and Creditor Law and other laws regarding fraudulent conveyances and preferential transfers; (B) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding at law or in equity; (C) any statute, decision or rule of law prohibiting or limiting the exercise of simultaneous remedies and (D) limitations or qualifications on the enforcement of certain rights, remedies, waivers and other provisions by the jurisdiction in which enforcement thereof is sought. (ii) Enforceability may be limited to the extent that the remedies are sought by a party with respect to a breach that a court concludes is not material or does not adversely affect such party. Enforceability may also be limited by any unconscionable, inequitable, or unreasonable conduct on the part of such party seeking enforcement, defenses arising from such party’s failure to act in accordance with the terms and conditions of the Note Documents, defenses arising as a consequence of the passage of time, or defenses arising as a result of such party’s failure to act reasonably or in good faith or to comply with the terms of the Note Documents or comply with procedural requirements of Applicable Law that are not necessarily reflected in the Note Documents. (iii) We express no opinion on the enforceability of the self-help or non- judicial remedies provided in the Note Documents to the extent inconsistent with, or not permitted by, Applicable Laws. (iv) We express no opinion as to (a) the enforceability of any rights to indemnification or contribution provided for in the Note Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation), or (b) the enforceability of any provisions that purport to release, exculpate or exempt a party from, or requiring indemnification

Continuation 9 October 26, 2021 of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct. (v) We express no opinion as to (a) the enforceability of any rights to specific performance contained in any Note Documents; (b) the enforceability of any provisions that purport to make void any act done in contravention thereof; (c) the enforceability of any provisions that purport to authorize a party to act in its sole discretion; (d) the enforceability of any provisions that impose liquidated damages in the nature of penalties or forfeitures (or other provisions imposing penalties or forfeiture); and (e) the enforceability of any provisions purporting to require a party thereto to pay or reimburse attorneys’ fees incurred by another party, or to indemnify another party therefor, except to the extent such provisions are permitted by applicable statutes and decisions relating to the collection and award of attorneys’ fees. (vi) We express no opinion on the enforceability of any provisions of the Note Documents requiring any party to waive the effect of applicable laws, constitutional or equitable rights, or any procedural, judicial, or substantive rights or defenses, such as rights to notice, statutes of limitation, appraisal or valuation rights, redemption rights, and marshaling of assets, or any provisions purporting to authorize or consent to a confessed judgment, or any provisions purporting to waive any right to consequential or other damages, or any provisions purporting to require any Covered Party to give notice to Pricoa or any Purchaser of any acts or omissions of Pricoa or any Purchaser or of any of Pricoa’s or any Purchaser’s agents or employees, in any such case, to the extent that (x) the same may not be waived, authorized, consented to or required, as the case may be, as a matter of law or public policy or (y) the effectiveness of any such provision is subject to judicial determination as to the effectiveness thereof. (vii) Certain of the provisions in the Note Documents may be further limited or rendered unenforceable by applicable law, but in our opinion such law does not make the remedies afforded by the Note Documents inadequate for the practical realization of the principal benefits intended to be provided. (viii) We express no opinion as to the legality, binding nature or enforceability of any confession of judgment, cognovit or similar right of Pricoa or any Purchaser to appear for and enter judgment against any Covered Party. (ix) Our opinion as to the legality, validity, binding effect and enforceability of the provisions of the Note Documents in respect of the submission to the jurisdiction of the courts of the State of New York is based solely on Section 5-1402 of the New York General Obligations Law. The provisions of the Note Documents which provide for jurisdiction of the courts of any particular jurisdiction other

Continuation 10 October 26, 2021 than New York may not be binding on the courts in the forums selected or excluded. (x) We express no opinion on the enforceability of any provisions of the Note Documents that entitle Pricoa or the Purchasers, as a matter of right, to the appointment of a receiver after the occurrence of a default. (xi) We express no opinion with respect to any issue arising out of or related to (A) the identity or status of any successor to Pricoa or the Purchasers or any assignee or any transferee of the Notes or any evidence of the indebtedness or any interest therein or (B) any subsequent transaction. (xii) We express no opinion as to the validity, binding effect or enforceability of any provision of the Note Documents that purports to create a trust, power of attorney, proxy or other fiduciary relationship. (xiii) We express no opinion as to the enforceability of any grant by any Covered Party of any right of set-off on behalf of any of its affiliates. (xiv) We express no opinion as to the enforceability of provisions that enumerated remedies are not exclusive or that Pricoa or the Purchasers have the right to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative. (xv) We express no opinion as to the enforceability of provisions permitting the exercise, under certain circumstances, of rights without notice or without providing opportunity to cure failure to perform. (xvi) We express no opinion as to the validity, binding effect or enforceability of (1) any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (each, a “Waiver”) by any Covered Party under any of the Note Documents to which such Covered Party is a party insofar as it relates to causes or circumstances that would operate as a discharge or release of a defense available to such Covered Party as a matter of law (including judicial and administrative decisions), except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under applicable law (including judicial and administrative decisions); (2) any provision of any of the Note Documents insofar as it provides that any person or entity purchasing a Note from a Purchaser or other person or entity pursuant thereto may exercise set-off or similar rights with respect to such Note or that the Purchasers or any other person or entity may exercise set-off rights other than in accordance with and pursuant to applicable law; (3) any provision of the Note Documents related to (w) forum selection or submission to jurisdiction (including without limitation, any waiver of any objection to venue in any court or any objection that a court is an inconvenient forum) to the extent that any relevant action or proceeding does not arise out of or relate to such Note Documents, (x) a waiver of immunity to the extent such waiver purports to apply to immunity acquired by the waiving party

Continuation 11 October 26, 2021 after the Note Documents are entered into, or (y) the irrevocability of the designation of the Company as agent to receive service of process; or (4) any provision of the Note Documents that requires or relates to payment of late fees or charges, interest (or discount or equivalent amounts), liquidated damages, or any premium or “make whole” payment at a rate or in an amount, or exit fees or similar charges, after the maturity or after or upon acceleration of the respective liabilities evidenced or secured thereby, or after or during the continuance of any default, event of default or other circumstance, or upon prepayment, that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture. (xvii) We express no opinion as to the enforceability of any provision in the Note Documents specifying that provisions thereof may be waived or amended only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modified any provisions of such Note Documents. (xviii) We express no opinion as to the enforceability of any provision of the Note Documents (i) that purports to give any person or entity the power to accelerate obligations or to pursue any other remedy without any notice to the Company or the relevant issuer or (ii) that obligates any Covered Party to pay costs, expenses or other amounts incurred by Pricoa or the Purchasers to the extent that such costs, expenses or amounts were not reasonably incurred or were not reasonable in amount. (xix) We express no opinion as to the enforceability of provisions relating to delay or omission of enforcement of rights or remedies, severance, marshaling of assets, rights of third parties, or prohibitions against transfer, alienation or hypothecation of property. (xx) We express no opinion as to any provision in the Note Documents insofar as such provision relates to the jurisdiction of courts other than courts of the State of New York or federal courts located in the State of New York, to adjudicate any controversy related to such Note Document. We call to your attention as well that United States federal court jurisdiction is limited by 29 U.S.C. § 1332 where diversity of citizenship is lacking, and, even where diversity exists, federal courts retain the power to transfer an action from one federal court to another under 28 U.S.C. § 1404(a) or to dismiss by reason of the doctrine of forum non conveniens. (b) The scope of our opinion in paragraph 5 is limited to our review of the Note Documents and the Organizational Documents of each of the U.S. Obligors. (c) We express no opinion as to any agreement, document, certificate, or instrument, other than the Note Documents, that may be an exhibit to, or referred to in or contemplated by any of the Note Documents. (d) We express no opinion as to the tax good standing of any party.

Continuation 12 October 26, 2021 (e) We call your attention to the fact that our representation of the Covered Parties has been limited to the transactions contemplated by the Note Documents and certain other specific matters as to which we have been consulted. (f) This opinion is limited to the matters stated herein. This opinion is provided to you as a legal opinion only and not as a guaranty or warranty with respect to the matters discussed herein and the documents referred to herein. No opinion is implied or may be inferred beyond the matters expressly stated herein. (g) No opinion is expressed with regard to: (i) the financial ability of the Covered Parties to meet their respective obligations under the Note Documents; (ii) the truthfulness or accuracy of any applications, reports, plans, documents, financial statements or other matters furnished to Pricoa or any Purchaser by (or on behalf of) any Covered Party in connection with the Note Purchase Agreement; or (iii) the truthfulness or accuracy of any representations or warranties made by any Covered Party in the Note Documents, which are not the subject of any of the opinions stated herein. This opinion is delivered solely to the Addressees and for the benefit of the Addressees in connection with the Note Purchase Agreement and may not be relied upon by the Addressees for any other purpose or relied upon by any other person or entity (other than future holders of the Notes acquired in accordance with the terms of the Note Documents) for any reason without our prior written consent. Notwithstanding the foregoing, this opinion may be disclosed on a non-reliance basis to: (a) a professional adviser and / or auditor subject to professional obligations to maintain the confidentiality of this opinion ("Permitted Professional Advisor") of any Addressee; (b) an Addressee’s regulators; (c) the National Association of Insurance Commissioners of the United States of America; (d) an Addressee’s affiliates and related funds, and any of its or their officers, directors, employees (legal and contractual), investors, insurers, regulators or Permitted Professional Advisers; (e) any proposed transferee or assignee of the Purchasers (and any Permitted Professional Advisor of any such person); (f) any internationally recognised statistical rating agency and its Permitted Professional Advisers; and (g) any person to whom the opinion is required to be disclosed pursuant to any applicable court order, law or regulation (and any Permitted Professional Advisor of any such person).

Continuation 13 October 26, 2021 Very truly yours, DLA PIPER UK LLP

Continuation 14 October 26, 2021 SCHEDULE I PURCHASERS The Prudential Insurance Company of America

Continuation 15 October 26, 2021 SCHEDULE II NOTE DOCUMENTS Documents are dated as of October 26, 2021, unless otherwise indicated. 1. The Note Purchase Agreement. 2. Confirmation of Guarantee dated as of October 26, 2021 from each of the English Guarantors (as defined in the Note Purchase Agreement) in favor of the Purchasers and each Noteholder (as defined therein). 3. Confirmation of Guarantee dated as of October 26, 2021 from each of the U.S. Guarantors (as defined in the Note Purchase Agreement) in favor of the Purchasers and each Noteholder (as defined therein). 4. Each Series B Note (as defined in the Note Purchase Agreement) dated as of October 26, 2021. 5. Each Series C Note (as defined in the Note Purchase Agreement) dated as of October 26, 2021.

Continuation 16 October 26, 2021 SCHEDULE III PART 1 -- U.S. ENTITIES AND ORGANIZATIONAL DOCUMENTS 1. BA Holdings, Inc., a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 2. MEL Chemicals Inc., a New Jersey corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 3. Magnesium Elektron North America, Inc., a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of

Continuation 17 October 26, 2021 the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 4. Luxfer Inc., a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 5. Reade Manufacturing Company, a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 6. Luxfer Magtech, Inc., a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect.

Continuation 18 October 26, 2021 (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 7. Structural Composites Industries LLC, a Delaware limited liability company (a) Certificate of Formation of the entity named directly above, certified by the Managers of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Second Amended and Restated Limited Liability Company Agreement of the entity named directly above, of the entity named directly above, certified by the Managers of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Managers of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Member of the entity named directly above, in each case certified by the Managers of such entity as of the date hereof. PART 2 -- NON-U.S. ENTITIES 1. Luxfer Holdings plc, a company incorporated under the laws of England and Wales 2. Luxfer Group Limited, a company incorporated under the laws of England and Wales 3. Luxfer Group 2000 Limited, a company incorporated under the laws of England and Wales 4. Luxfer Gas Cylinders Limited, a company incorporated under the laws of England and Wales 5. Luxfer Group Services Limited, a company incorporated under the laws of England and Wales 6. Magnesium Elektron Limited, a company incorporated under the laws of England and Wales 7. Luxfer Overseas Holdings Limited, a company incorporated under the laws of England and Wales 8. Luxfer Gas Cylinders China Holdings Limited, a company incorporated under the laws of England and Wales

DB3/ 203995353.15 Exhibit 4(j)-1 Exhibit 4(j) Form of Confirmation of Guarantee (Second Restatement Closing) CONFIRMATION OF GUARANTEE This confirmation of guarantee, dated as of [________] and made by each of the signatories hereto in favor of the holders of the Notes (and their successors, assignees and transferees) referred to below (the “Noteholders”), is given in connection with that certain Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021, by and among BA Holdings, Inc. (the “Issuer”), Luxfer Holdings PLC, each of the parties listed in Schedule C thereto, PGIM, Inc., each of the purchasers listed in Schedule A thereto and each Pricoa Affiliate which becomes party thereto (the “Note Purchase Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Note Purchase Agreement. WITNESSETH: WHEREAS, each party listed as a signatory hereto (each a “Guarantor” and collectively, the “Guarantors”) has guaranteed the Issuer’s obligations outstanding under the Note Purchase Agreement, the Existing Series B Notes and the Existing Series C Notes pursuant to the Note Purchase Agreement[, Joinder Agreement and English Guarantee to which it is a party]12; [and]13 WHEREAS, the Note Purchase Agreement requires that, as a condition precedent to the Second Restatement Closing, each Guarantor provide a written confirmation that the guarantee provided by it pursuant to the Note Purchase Agreement[, Joinder Agreement and English Guarantee to which it is a party]14 remains in full force and effect[.]15[; and WHEREAS, each Guarantor intends that this document takes effect as a deed notwithstanding that it may be executed under hand.]16 NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned Guarantors, by execution below, hereby unconditionally and irrevocably (a) confirms its acceptance of the Note Purchase Agreement and the amendments to the First Amended and Restated Note Purchase Agreement, the Existing Series B Notes and the Existing Series C Notes (including without limitation the establishment of the Facility), (b) agrees that it is bound as a Guarantor by the terms of the Note Purchase Agreement[, Joinder Agreement and 12 To be revised as necessary to reflect which documents have been provided by the relevant Guarantor(s). 13 Include for U.S. Guarantors only. 14 To be revised as necessary to reflect which documents have been provided by the relevant Guarantor(s). 15 Include for U.S. Guarantors only. 16 Include for English Guarantors only.

DB3/ 203995353.15 Exhibit 4(j)-2 English Guarantee applicable to that Guarantor]17, (c) confirms that its guarantee continues in full force and effect on the terms of the Note Purchase Agreement[, Joinder Agreement and English Guarantee applicable to that Guarantor]18, and (d) confirms that its guarantee extends to the obligations of the Obligors under the Note Documents (including without limitation any Shelf Notes issued pursuant to the Note Purchase Agreement and any Request for Purchase which is the subject of a Confirmation of Acceptance), in each case, subject to any limitations set out in the Note Purchase Agreement [and any relevant Joinder Agreement or English Guarantee applicable to that Guarantor]19. This confirmation may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. [This confirmation shall be construed and enforced in accordance with, and the rights of the Issuer and the recipient hereof shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.]20 [This confirmation and any non-contractual obligations arising out of or in connection with it shall be construed and enforced in accordance with, and the rights of the Issuer and the recipient hereof shall be governed by, the laws of England and Wales. This confirmation shall take effect as a deed on the date on which it is stated to be made.]21 [intentionally blank] 17 To be revised as necessary to reflect which documents have been provided by the relevant Guarantor(s). 18 To be revised as necessary to reflect which documents have been provided by the relevant Guarantor(s). 19 To be revised as necessary to reflect which documents have been provided by the relevant Guarantor(s). 20 Include for U.S. Guarantors only. 21 Include for English Guarantors only.

DB3/ 203995353.15 Exhibit 4(j)-3 [IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this confirmation to be executed on its behalf by its duly authorized officer or agent as of the date first above written.]22[IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this confirmation to be duly executed and delivered as a deed as of the date and year first above written.]23 [[GUARANTOR[S]] By:__________________________________ Name: Title: ]24 [Executed as a deed by ) [NAME OF GUARANTOR] ) ) ___________________________ ) Director In the presence of: Signature of witness ___________________________ Name ___________________________ Address ___________________________ Occupation ___________________________ OR Executed as a deed by ) [NAME OF GUARANTOR] ) ) ___________________________ ) Director ) ) ) ___________________________ 22 Include for U.S. Guarantors only. 23 Include for English Guarantors only. 24 Include for U.S. Guarantors only.

DB3/ 203995353.15 Exhibit 4(j)-4 ) [Director][Secretary]]25 25 Include for English Guarantors only.

Exhibit 4.4(a)(i) Exhibit 4.4(a)(i) Form of Opinion of English Special Counsel for the Obligors (Shelf Closing)

DLA Piper UK LLP is authorised and regulated by the Solicitors Regulation Authority. DLA Piper UK LLP is a limited liability partnership registered in England and Wales (number OC307847) which is part of DLA Piper, a global law firm, operating through various separate and distinct legal entities. A list of members is open for inspection at its registered office and principal place of business, 160 Aldersgate Street, London, EC1A 4HT and at the address at the top of this letter. Partner denotes member of a limited liability partnership. A list of offices and regulatory information can be found at www.dlapiper.com. UK switchboard +44 (0) 20 7349 0296 DLA Piper UK LLP 1 St. Peter's Square Manchester M2 3DE United Kingdom DX 14304 Manchester 1 T +441612354462 F +44 (0) 161 235 4111 W www.dlapiper.com PGIM, Inc. and the purchasers set out in Schedule 1 hereto (the “Purchasers”) Your reference Our reference ECRM/ECRM/376352/11 UKM/113129312.2 [insert date of Shelf Closing] Dear Sirs/Madams BA HOLDINGS, INC. - SECOND AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT 1. DLA PIPER UK LLP ROLE 1.1 We have acted as English legal advisers to the Parent Guarantor in connection with certain English law matters relating to the Documents (as defined below). 1.2 We have received instructions from, participated in discussions with and advised only the Parent Guarantor on behalf of itself and the other English Obligors about the provisions contained in the Documents (as defined below). We have not considered the particular circumstances of any other party to the Documents and therefore the provision of this opinion is not to be taken as implying that we owe a duty of care to any other party in relation to the content of the Documents or any other documents or the commercial and/or financial implications thereof save as expressly stated in this opinion. 1.3 We are not providing you with any opinions on matters of general English law in relation to the transaction contemplated by the Documents. 1.4 Nothing stated in this opinion shall create the relationship of solicitor and client between us and you. 1.5 We take your request for and receipt of this opinion as an acknowledgement by you that no actual or potential conflict arises in relation to our giving this opinion and that we shall have the right to advise or represent the Parent Guarantor for itself and on behalf of the other English Obligors (if it so requests) in relation to any matters affecting any of the Documents or any transactions contemplated thereby at any time in the future (whether or not you retain separate advisers on any such matter) and nothing in this opinion shall be deemed to have caused us to have any conflict of interest in relation to such representation or the giving of such advice. 1.6 We shall have no obligation to advise you in the future on any matters referred to in this opinion and this opinion shall not be cited by you in relation to any such matter.

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 2 Error! Reference source not found. 1.7 This opinion is given by DLA Piper UK LLP which assumes liability and is responsible for it. As consideration for which you acknowledge by request for and receipt of this opinion that none of our members and/or employees owes or shall owe any duty of care to you for this opinion and that none of our members or employees shall have any responsibility to you for any loss or damage (whether as a result of negligence or otherwise) arising out of or in connection with this opinion, save to the extent that any loss or damage arises by reason of fraud, dishonesty, reckless disregard of professional obligations or any other reason which cannot be lawfully excluded. The expression "our members" means members of DLA Piper UK LLP and "our employees" means those employed by us. 1.8 If you are in any doubt as to the implications of any of the foregoing, we ask that you consult your advisers. 2. INTERPRETATION 2.1 In this opinion: 2.1.1 references to the "2005 Hague Convention" are references to the Hague Convention of 30 June 2005 on Choice of Court Agreements; 2.1.2 "Confirmation of Guarantee" means the deed of confirmation of guarantee dated the same date as this opinion and entered into by each of the English Obligors; 2.1.3 "Documents" means the Confirmation of Guarantee and the Note Purchase Agreement; 2.1.4 ["DocuSign Certificate" means the certificate produced by the DocuSign Platform following execution of the Documents on the DocuSign Platform and setting out the details of (i) the accession by the relevant parties using the DocuSign Platform to execute the Documents to the DocuSign Platform and (ii) the signing of the Documents being executed by electronic means by the Obligors on the DocuSign Platform;] 2.1.5 ["DocuSign Platform" mean the web-based electronic signature platform provided by DocuSign Inc;] 2.1.6 "EU27 Member States" means the current member states of the European Union as at the date of this opinion; 2.1.7 the Subsidiary Guarantors listed in schedule 2 hereto and the Parent Guarantor (as defined below) are together referred to as the "English Obligors"; 2.1.8 "Note Purchase Agreement" means the second amended and restated note purchase and private shelf agreement expressed to be governed by the law of the State of New York dated ___ October

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 3 Error! Reference source not found. 2021 and made between, amongst others, (1) BA Holdings, Inc. as Issuer, (2) the Parent Guarantor (as defined below), (3) the entities listed in schedule C thereto as Original Subsidiary Guarantors, (4) PGIM, Inc. and (5) each of the purchasers listed in schedule A thereto as Original Purchasers as modified by the Request for Purchase dated [•] made by the Issuer and the Confirmation of Acceptance dated [•] between the Issuer, PGIM, Inc., and the Purchasers; 2.1.9 "Parent Guarantor" means Luxfer Holdings PLC, a public limited company incorporated in England and Wales with registered number 3690830; 2.1.10 references to the "Rome I Regulation" are references to Regulation (EC) No. 593/2008 of 17 June 2008; 2.1.11 references to the "UK Rome I Regulation" are references to the Rome I Regulation as incorporated into English law by the European Union (Withdrawal) Act 2018 and as amended by the Law Applicable to Contractual Obligations and Non-Contractual Obligations (Amendment etc) (UK Exit) Regulations 2019 (SI 2019/834), Part 4 of which amends retained EU law consisting of, inter alia, the Rome I Regulation; 2.1.12 references to the "Rome II Regulation" are references to Regulation (EC) No. 864/2007 of 11 July 2007; and 2.1.13 references to the "UK Rome II Regulation" are references to the Rome II Regulation as incorporated into English law by the European Union (Withdrawal) Act 2018 and as amended by the Law Applicable to Contractual Obligations and Non-Contractual Obligations (Amendment etc) (UK Exit) Regulations 2019 (SI 2019/834), Part 4 of which amends retained EU law consisting of, inter alia, the Rome II Regulation. 2.2 Words and expressions defined in the Note Purchase Agreement have the same meanings when used in this opinion unless otherwise defined in this opinion. 3. DOCUMENTS EXAMINED For the purpose of giving this opinion, we have examined the following documents: 3.1 a pdf executed copy of each of the Documents, each received by email from [ - insert sending party] on [date] at [] [am/pm]; 3.2 a pdf copy of the DocuSign Certificate, received by email from [ - insert sending firm of lawyers running the DocuSign Platform] on [date] at [] [am/pm];

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 4 Error! Reference source not found. 3.3 certified copies of: 3.3.1 minutes of meetings of the board of directors of each English Obligor [(other than the Parent Guarantor)] held on _____________ [and _____________] in each case signed by the chairman of the meeting of that English Obligor recording resolutions approving the execution of the Document; 3.3.2 [written resolutions of all of the directors of the Parent Guarantor dated _____________ approving the execution of the Document;] 3.3.3 written resolutions passed by the members of each English Obligor (other than the Parent Guarantor) on _____________ [and _____________] approving the execution of the Document, in each case certified as being true and correct as at the date of this opinion by a director of the relevant English Obligor; and 3.4 records obtained by DLA Piper UK LLP by way of internet search dated [•] of the public files of each English Obligor at Companies House (the "Company Searches"), including copies of the certificate of incorporation, the memorandum of association (if applicable) and the articles of association of each English Obligor as filed at Companies House. Except as stated above and in paragraph 4 (Searches) of this opinion, we have not, for the purposes of this opinion, examined any corporate records of any English Obligor or any contracts or other documents entered into by or affecting any English Obligor and have not made any other enquiries concerning any English Obligor. In particular, we have not investigated whether any English Obligor is, or will be, in breach of any of its obligations under any other agreement or document by reason of the execution, delivery or performance of the Documents. 4. SEARCHES We have: 4.1 obtained the Company Searches and updated them by way of an internet search of Companies House on the date of this opinion; and 4.2 made a telephone enquiry of the Central Registry of Winding-up Petitions on the date of this opinion at [] am/pm in respect of each English Obligor (the "Winding up Searches"). 5. STATUS OF OPINION 5.1 This opinion relates to English law as it exists and is interpreted at the date of this opinion. We express no opinion as to the laws of any other jurisdiction and none is to be implied. In particular, we have not considered any aspects of the laws expressed to govern the Documents.

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 5 Error! Reference source not found. 5.2 This opinion and any non-contractual obligations arising out of or in connection with it shall be governed by English law. 5.3 We assume no obligation: 5.3.1 to advise you of any events or circumstances or any change in English law occurring or taking effect after the date of this opinion which may or may not change any opinion expressed below in this opinion; or 5.3.2 to update this opinion. 6. ASSUMPTIONS For the purposes of this opinion we have assumed (without making any independent investigation) that: 6.1 all documents submitted to us as originals are authentic, final and complete, all signatures, stamps and seals on the documents submitted to us are genuine and all documents submitted to us as copies are final and complete and conform to the original documents; 6.2 all documents submitted to us that are expressed to be deeds, guarantees or which are contracts for the sale or other disposition of an interest in land ("real estate contracts") were executed by all parties to them as an entire document, or entire counterpart document, or were executed in accordance with the appropriate option for such types of documents as set out in the Law Society Practice Note: "Execution of documents by virtual means" (16 February 2010) and all documents submitted to us that are expressed to be deeds were unconditionally delivered by all parties to them; 6.3 in respect of all parties to the Documents other than the English Obligors: 6.3.1 each such party has capacity, power and authority to enter into and perform their respective obligations under the Documents; and 6.3.2 the Documents have been duly executed and delivered in compliance with all requisite corporate authorisations by each such party; 6.4 the obligations of all parties, including the English Obligors, under the Documents are valid, legally binding and enforceable under all applicable laws; 6.5 the copies of the certificate of incorporation, the memorandum of association (if applicable) and the articles of association of each English Obligor registered at Companies House and forming part of the Company Searches and examined by us:

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 6 Error! Reference source not found. 6.5.1 are complete, accurate and up-to-date as at the date of the resolutions referred to in paragraph 3.3 and the date of the Documents; and 6.5.2 have not been amended or rescinded and are in full force and effect, (and, without verifying this, we have assumed that any certified copies produced to us by each English Obligor are identical to the copies forming part of the respective Company Searches); 6.6 the Documents have been executed, either physically in wet ink or by electronic means on the DocuSign Platform, by the person(s) authorised to execute it by the respective resolutions of the board of directors of each English Obligor referred to in paragraph 3.3 and, where any Document has been executed by electronic means by one director in the presence of a witness that such witness was physically present at the time the director executed each such Document; 6.7 the resolutions of the boards of directors of each English Obligor (other than the Parent Guarantor) referred to in paragraph 3.3.1: 6.7.1 were each duly passed at a properly convened meeting of the board of duly appointed directors of the relevant English Obligor at which a quorum was present at all times and those directors attending acted in good faith throughout; and 6.7.2 have not been amended or rescinded and are in full force and effect, and due disclosure has been made by each director of any interest he or she has in the transactions to which the Documents relate in accordance with the provisions of sections 177 and 182 of the Companies Act 2006 and the articles of association of each such English Obligor and that no director has any such interest except to the extent permitted by the articles of association of that English Obligor; 6.8 [the resolutions of the board of directors of the Parent Guarantor referred to in paragraph 3.3.2: 6.8.1 were each duly passed by duly appointed directors of the Parent Guarantor in accordance with the Parent Guarantor’s articles of association; and 6.8.2 have not been amended or rescinded and are in full force and effect, and due disclosure has been made by each director of any interest he or she has in the transactions to which the Documents relate in accordance with the provisions of sections 177 and 182 of the Companies Act 2006 and the articles of association of the Parent Guarantor and that no director has any such interest

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 7 Error! Reference source not found. except to the extent permitted by the articles of association of the Parent Guarantor;] 6.9 the resolutions of the members of each English Obligor [(other than the Parent Guarantor)] referred to in paragraph 3.3.3 were duly passed: 6.9.1 by the requisite number of members of the relevant English Obligor in accordance with the requirements of the Documents as well as chapter 2 of part 13 of the Companies Act 2006 (after having been circulated to all eligible members and within the relevant time limit); and 6.9.2 have not been amended or rescinded and are in full force and effect; 6.10 any restriction on borrowings, guarantees or the creation of security applicable to any English Obligor will be observed at all times; 6.11 there are no agreements, letters or other arrangements having contractual effect which modify the terms of, or affect, the Documents or which render a party to the Documents incapable of or prohibit it from performing its obligations under the Documents and no provision of the Documents has been waived; 6.12 in relation to the Company Searches and the Winding-up Searches: 6.12.1 all documents, forms and notices which could or should have been delivered to the Registrar of Companies by or on behalf of each English Obligor have been delivered; 6.12.2 the results of the Company Searches and the Winding-up Searches were complete, accurate and up to date at the time that they were obtained; and 6.12.3 no additional matters would have been disclosed by: 6.12.3.1 any search undertaken at Companies House or any made of the Central Registry of Winding-up Petitions in relation to any English Obligor after the Company Searches were obtained and/or, as the case may be, the Winding-up Searches were carried out; or 6.12.3.2 by a search at the county courts of England and Wales or of any district registry at any time; 6.13 the execution and delivery of the Documents by each English Obligor was a proper use of the powers of its directors, acting in accordance with their duties and in good faith to promote the success of the relevant company for the benefit of its members as a whole and:

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 8 Error! Reference source not found. 6.13.1 the entry into and the exercise of its rights and performance of its obligations under the Documents will be of material commercial benefit to each English Obligor; and 6.13.2 in entering into the Documents each English Obligor acted in good faith and for the purposes of carrying on its business and, at the time it did so, there were reasonable grounds for believing that the transaction would benefit each such English Obligor; 6.14 at the time the Documents were entered into, no English Obligor was capable of being deemed to be unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 (for which purpose account is to be taken of its contingent and prospective liabilities) and no English Obligor has become capable of being deemed to be so unable to pay its debts in consequence of the transaction contemplated by the Documents; 6.15 in relation to each English Obligor: 6.15.1 it has not passed a voluntary winding-up resolution or a resolution to appoint a liquidator or administrator and no step has been taken by its directors in relation to obtaining a moratorium (including, without limitation, a moratorium under part A1 of the Insolvency Act 1986) or making proposals for a voluntary arrangement under part 1 of the Insolvency Act 1986; 6.15.2 no step has been taken by its directors or any other person with a view to proposing a compromise or arrangement with any of its creditors or members under Part 26 or Part 26A of the Companies Act 2006; 6.15.3 no petition has been presented, application made or notice given by any person, and no order has been made by any court, for its winding up, dissolution or administration; 6.15.4 no liquidator, receiver, receiver and manager, administrative receiver, administrator or similar officer has been appointed in relation to it or any of its assets or revenues; and 6.15.5 no application has been made to the Registrar of Companies for its striking off nor have any steps been taken by the Registrar of Companies in relation thereto, which was not revealed in respect of the English Obligors by the Company Searches or the Winding-up Searches; 6.16 in respect of the Documents there is no fact material to the giving of any guarantee or security under such Documents or to the obligations guaranteed or secured which has not been disclosed to the English Obligor party to it;

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 9 Error! Reference source not found. 6.17 none of the parties is or will be seeking to achieve any purpose not apparent from either of the Documents which might render either of them illegal or void; 6.18 the choice of the law of England and Wales to govern the Confirmation of Guarantee was made for bona fide purposes and there is no reason for avoiding that choice on the grounds of public policy. In addition, that choice of law was made in good faith and without any intention to evade the laws of the jurisdiction with which any transaction under the Confirmation of Guarantee has or may have the closest and most real connection; 6.19 the choice of the law of the State of New York and the Federal law of the United States of America to govern the Note Purchase Agreement was made for bona fide purposes and there is no reason for avoiding that choice on the grounds of public policy. In addition: 6.19.1 that choice of law was made in good faith and without any intention to evade the laws of the jurisdiction with which any transaction under the Note Purchase Agreement has or may have the closest and most real connection; and 6.19.2 the choice of the law of the State of New York and the Federal law of the United States of America to govern the Note Purchase Agreement and the submission by each of the English Obligors to the non-exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America as set out in the Note Purchase Agreement is a valid choice and a valid submission under the law of State of New York and the Federal law of the United States of America; 6.20 without prejudice to the generality of paragraph 5 (Status of opinion) of this opinion, no provision of any law of any jurisdiction outside England: 6.20.1 would be contravened by the execution, delivery or performance of the Documents; 6.20.2 will render ineffective execution or delivery of the Documents; or 6.20.3 would otherwise have any implication for the opinions which we express; 6.21 none of the parties is or will be seeking to achieve any purpose not apparent from the Confirmation of Guarantee which might render it illegal or void; 6.22 there is no bad faith, fraud, coercion, duress or undue influence on the part of any of the parties, and their respective directors, employees, agents and advisers; and 6.23 without prejudice to the generality of paragraph 5 (Status of opinion) of this letter, no provision of any law of any jurisdiction outside England (A) would be contravened by the execution, delivery or performance of the Confirmation of Guarantee or (B) will render ineffective execution or delivery of any

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 10 Error! Reference source not found. Confirmation of Guarantee or (C) would otherwise have any implication for the opinions which we express. 7. OPINIONS Based upon the foregoing, and subject to the qualifications set out below and any matters not disclosed to us, it is our opinion that: 7.1 each English Obligor is duly incorporated in England with limited liability and is validly existing under English law; 7.2 each English Obligor has corporate power to enter into and deliver the Documents and to perform its obligations under them; 7.3 the execution, delivery and performance of the Documents has been duly authorised by the requisite corporate action of each English Obligor; 7.4 the Documents have been duly executed by each English Obligor; 7.5 the execution, delivery and performance by each English Obligor which has executed the Documents will not violate: 7.5.1 its memorandum of association (if any) or articles of association; or 7.5.2 any provision of English law which is applicable to companies generally; 7.6 the obligations of each English Obligor under the Confirmation of Guarantee constitute valid, legally binding and enforceable obligations of that English Obligor; 7.7 no approval, authorisation, consent, adjudication or order of any public authority or government agency in England is required to be obtained by any English Obligor to authorise the execution, delivery and performance by such English Obligor of the Documents; 7.8 it is not necessary to file, register or record any Document with any public authority or government agency in England to ensure the legality, validity, enforceability or admissibility in evidence in the English courts of the Documents; 7.9 no stamp duty or similar tax is payable in England in respect of the execution, delivery, performance or enforcement of the Documents; 7.10 the choice of English law as the governing law of the Confirmation of Guarantee would be upheld as a valid choice by the courts of England and Wales subject to and in accordance with the UK Rome I Regulation and provided that the relevant contractual obligation is within the scope of, and the choice is permitted by, UK Rome I;

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 11 Error! Reference source not found. 7.11 the choice of English law as the governing law of any non-contractual obligations arising out of or in connection with the Confirmation of Guarantee would be upheld as a valid choice of law by the courts of England and Wales subject to and in accordance with the UK Rome II Regulation and provided that the relevant non-contractual obligation is within the scope of, and the choice is permitted by, UK Rome II; and 7.12 the choice of the law of the State of New York as the governing law of the Note Purchase Agreement would be upheld as a valid choice of law by the courts of England and Wales subject to and in accordance with the UK Rome I Regulation and provided that the relevant contractual obligation is within the scope of, and the choice is permitted by, UK Rome I. 8. QUALIFICATIONS The opinions which are expressed in this opinion are subject to the following qualifications: 8.1 Corporate standing and searches: In relation to our opinion in paragraph 7.1 of this opinion: 8.1.1 notice of a winding-up order or resolution, notice of an administration order, notice that a moratorium has come into force and notice of the appointment of a receiver, administrative receiver or administrator may not be filed with the Registrar of Companies immediately and there may be a delay in the relevant notice appearing on the file of the company concerned. In those circumstances, the Company Searches would not reveal the existence of those matters; 8.1.2 the Company Searches are not capable of revealing whether or not a winding-up petition has been presented or an administration application has been made or notice of intention to appoint an administrator has been given or documents have been filed or an application made for a moratorium; 8.1.3 a telephone search of the Central Registry of Winding-up Petitions (such as the Winding-up Searches) has the following limitations: 8.1.3.1 it relates only to compulsory winding up and administration; 8.1.3.2 it is not conclusively capable of revealing whether or not a petition in respect of a compulsory winding up or an administration application or notice has been presented (since there may be a delay in notice of such a petition, application or notice being entered on the records of the Central Registry and such a petition, application or notice presented to a district registry or a county court may not have been notified to the Central Registry and so may not appear on the records

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 12 Error! Reference source not found. at all). In addition, as at the date of this opinion, there is a temporary provision, as a result of the Covid-19 pandemic, for winding-up petitions to be kept private until such time as the relevant court has determined that it is likely that a winding-up order based on the petition would be able to be made under the current restrictions relating to the Covid-19 pandemic (or the court has made a further order). As a result of such petitions being kept private, petitions which have been presented but not yet considered by the court are therefore very unlikely to be revealed by a search; and 8.1.3.3 the Central Registry of Winding-Up Petitions, district registries and county courts are not able to guarantee that the information which they provide is up to date and correct. 8.2 Enforcement: The terms "legally binding" and "enforceable" in our opinion in paragraph 7.6 of this letter mean only that the obligations assumed by each English Obligor under the Confirmation of Guarantee are of a type which the English courts may enforce. It does not mean that those obligations will necessarily be enforceable, or enforced, in all circumstances or in accordance with their terms or against third parties or that any particular remedy will be available. In addition, but without limitation: 8.2.1 the validity and enforceability of the Confirmation of Guarantee may be limited by laws relating to bankruptcy, insolvency, liquidation, receivership, administrative receivership, administration, reorganisation, moratorium, court schemes, court sanctioned compromises or arrangements and other laws and legal procedures of general application relating to or affecting the rights of creditors or secured creditors; 8.2.2 transactions entered into in the period before the onset of insolvency (that period generally being no longer than two years) may be set aside in certain circumstances; 8.2.3 equitable remedies (such as orders for specific performance or injunctive relief) are in the discretion of the court and may not be available in all circumstances and in particular, where damages are considered an adequate remedy; 8.2.4 claims may become barred by limitation or lapse of time or may be or become subject to defences of set-off or counterclaim; 8.2.5 English courts may imply terms into an agreement; 8.2.6 where an obligation is to be performed in or have an effect in a jurisdiction outside England, it may not be enforceable under English law to the extent that such performance or effect would be

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 13 Error! Reference source not found. illegal, unenforceable or contrary to public policy or exchange control regulations under the laws of that jurisdiction; 8.2.7 an English court may not necessarily treat as conclusive any certificates, determinations, notifications, calculations and opinions which the Confirmation of Guarantee states or implies are to be so treated; 8.2.8 any discretion may be required to be exercised reasonably and any determination may be required to be based on reasonable grounds; 8.2.9 the effectiveness of terms which seek to exclude or limit a liability or duty owed may be limited by law; 8.2.10 failure to exercise a right may operate as a waiver of that right notwithstanding a provision to the contrary; 8.2.11 any provision requiring a party to indemnify another in relation to legal costs may not be enforced by an English court if contrary to an order made by the court or in respect of the costs of unsuccessful litigation brought before the English courts; 8.2.12 an English court might hold that a judgment on the Confirmation of Guarantee superseded the Confirmation of Guarantee so that any obligations relating to the payment of interest after judgment or any currency indemnities would not be held to survive judgment; 8.2.13 although the English courts will award damages in currencies other than Sterling, it should not necessarily be assumed that the courts would in every case award damages for any breach of the Documents in US dollars and they may not enforce the benefit of any currency conversion and indemnity provisions; 8.2.14 any document which is not properly stamped under English law may not be adduced in evidence in any proceedings. However, as stated in paragraph 7.9, no ad valorem stamp duty is payable on the Documents as at the date of this opinion; 8.2.15 an English court may decline to accept jurisdiction or may stay proceedings if concurrent proceedings are pending or taking place elsewhere or if it decides that another jurisdiction is a more appropriate forum and we express no opinion on any provision of the Confirmation of Guarantee purporting to waive a forum non conveniens defence or similar right; 8.2.16 the English courts will in certain circumstances decline to enforce rights or obligations:

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 14 Error! Reference source not found. 8.2.16.1 which they regard as being contrary to public policy; or 8.2.16.2 which would involve the enforcement of foreign revenue or penal laws; 8.2.17 the enforcement of the rights and obligations of the parties to the Confirmation of Guarantee may be limited by the provisions of English law concerning frustration of contracts; 8.2.18 the English courts will not enforce a penalty and therefore any provisions for the payment of additional moneys by, or imposition of any other financial sanction on, a party as a result of a breach of its obligations contained in the Confirmation of Guarantee may not be enforceable if the court finds that such provisions represent secondary obligations which impose a detriment on that party in breach out of all proportion to any legitimate interest of the innocent party in the enforcement of the primary obligations; 8.2.19 obligations to enter into negotiations may not be enforceable; 8.2.20 we express no opinion on whether any provision in the Confirmation of Guarantee conferring a right of set-off or similar right would be effective against a liquidator, administrator or creditor; 8.2.21 any provision in the Confirmation of Guarantee which amounts to a contract, arrangement or undertaking to assume liability in relation to an unstamped or insufficiently stamped document, or to give an indemnity in relation to such liability, may be void under section 117 of the Stamp Act 1891; and 8.2.22 other than as set out in paragraph 7.11Error! Reference source not found., we express no opinion as to any non-contractual obligations arising out of or in connection with the Confirmation of Guarantee or the law applicable to them. 8.3 The Confirmation of Guarantee: 8.3.1 In respect of the guarantees confirmed in the Confirmation of Guarantee, the English courts have traditionally been protective of guarantors and other sureties and have evolved a number of doctrines to protect them. Certain of the Documents contain clauses which are intended to counteract the effect of these doctrines. Although such clauses are standard in English guarantees and third party securities, in the absence of case law authority it is not possible to establish definitively whether or not such clauses are effective and accordingly no opinion can be expressed on the effectiveness of such clauses; and

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 15 Error! Reference source not found. 8.3.2 in the case of Triodos Bank NV v Dobbs [2005] EWCA Civ 106, the Court of Appeal held that where an amendment or variation was expressly contemplated or anticipated in a facility agreement, a guarantee or security document then the relevant guarantee or security document would, if it contained appropriate savings provisions, continue to provide an enforceable guarantee or security for the obligations purported to be so guaranteed or secured under the amended or varied agreement provided the amendments or variation are "within the general purview" of the original agreement. However, whether any amendment made amounts to the replacement of the original agreement or extends the obligations guaranteed or secured by it beyond the general purview of the original agreement will be a question of fact in each case. While the English Guarantees to which the Confirmation of Guarantee relates contain clauses including certain saving provisions, the consent of the English Obligors has been obtained to the amendments to the First Amended and Restated Note Purchase Agreement, the Existing Series B Notes and the Existing Series C Notes, and they have confirmed that the English Guarantees granted by them will remain in full force and effect on the terms of the Note Purchase Agreement and English Guarantee to which it is a party and such English Guarantee extends to the obligations of the Obligors under the Note Documents, those clauses and the effect of those types of confirmations have not been tested before the English courts. Accordingly, in the absence of case law authority, it is not possible to establish definitively if those clauses are effective. 8.4 Representations and warranties: We have not investigated and, except as specifically stated in this opinion, make no comments with regard to any warranties, facts, opinions or representations in the Documents or on their accuracy or adequacy. 8.5 Tax, accounting and financial matters: We express no opinion as to financial and accounting matters or the Tax consequences of the transactions contemplated by the Documents, other than as set out in our opinions at paragraph 7.9. 8.6 Execution: The effectiveness of execution of a deed, guarantee or real estate contract at a virtual signing meeting (being one where some or all of the signatories of the relevant documents are not physically present and electronic, rather than hard copy, counterpart documents physically signed by a party are produced) or otherwise when such document is not executed or delivered by all parties to it as an entire document, or an entire counterpart document, has not been fully analysed by the courts and such execution may be held not to be effective. 8.7 European Union (Future Relationship) Act 2020: Section 29 of the European Union (Future Relationship) Act 2020 provides that domestic English law as in effect on the relevant day (as defined in Section 29) has effect on and after that day with such modifications as are required for the purposes of

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 16 Error! Reference source not found. implementing in that law the Trade and Cooperation Agreement or the Security of Classified Information Agreement (each as referred to in that Act and each an "agreement") so far as the relevant agreement concerned is not otherwise so implemented and so far as such implementation is necessary for the purposes of complying with the international obligations of the United Kingdom under the relevant agreement. We express no opinion on any possible effect of section 29 on the matters of law opined upon by us in this opinion. 8.8 Governing Law - choice of English law: 8.8.1 the terms "upheld" and "valid" in our opinion mean only that the choice of law is something which the English courts may uphold as valid. It does not mean that the choice of law will necessarily be enforceable, or enforced, in all circumstances or in accordance with their terms or against third parties or that any particular remedy will be available; 8.8.2 where an obligation is to be performed in or have an effect in a jurisdiction outside England, it may not be enforceable under English law to the extent that such performance or effect would be illegal, unenforceable or contrary to public policy or exchange control regulations under the laws of that jurisdiction; 8.8.3 where all other elements relevant to the situation at the time of the choice of a particular law as the governing law of the Confirmation of Guarantee are located in a country other than the country whose governing law has been chosen, the choice of that law would not prejudice the application of provisions of the law of that other country which cannot be derogated from by agreement, pursuant to Article 3(3) of the UK Rome I Regulation; 8.8.4 effect may be given to the overriding mandatory provisions of the law of the country where the obligations arising out of the Confirmation of Guarantee have to be or have been performed, in so far as those overriding mandatory provisions render the performance of the Confirmation of Guarantee unlawful, pursuant to Article 9(3) of the UK Rome I Regulation; and 8.8.5 the express choice of English law to govern non-contractual obligations between the parties to the Confirmation of Guarantee is subject to UK Rome II and to those non-contractual obligations being within the scope of and the choice being permitted by UK Rome II, and may be subject to challenge pursuant to UK Rome II. 8.9 Governing law – choice of New York law 8.9.1 the terms "upheld" and "valid" in our opinion mean only that the choice of law is something which the English courts may uphold as valid. It does not mean that the choice of law will necessarily be enforceable, or enforced, in all circumstances or in accordance

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 17 Error! Reference source not found. with their terms or against third parties or that any particular remedy will be available; 8.9.2 where all other elements relevant to the situation at the time of the choice of a particular law as the governing law of the Note Purchase Agreement are located in a country other than the country whose governing law has been chosen, the choice of that law would not prejudice the application of provisions of the law of that other country which cannot be derogated from by agreement, pursuant to Article 3(3) of the UK Rome I Regulation; 8.9.3 where all other elements relevant to the situation at the time of the choice of a particular law as the governing law of the Note Purchase Agreement are located in the United Kingdom or one or more EU Member States, the parties' choice of applicable law other than that of one of the jurisdictions forming part of the United Kingdom or an EU Member State would not prejudice the application of provisions of retained EU Community law which cannot be derogated from by agreement, pursuant to Article 3(4) of the UK Rome I Regulation; 8.9.4 effect may be given to the overriding mandatory provisions of the law of the country where the obligations arising out of the Note Purchase Agreement have to be or have been performed, in so far as those overriding mandatory provisions render the performance of the Note Purchase Agreement unlawful, pursuant to Article 9(3) of the UK Rome I Regulation; 8.9.5 the chosen law of the Note Purchase Agreement will not restrict the application of English public policy or over-riding mandatory principles of English law; 8.9.6 the application of a provision of the law of any country specified by UK Rome I may be refused in circumstances where such application is manifestly incompatible with the public policy of the forum, pursuant to Article 21 of the UK Rome I Regulation; and 8.9.7 we express no opinion as to the choice of law in relation to any non-contractual obligations arising out of or in connection with the Note Purchase Agreement. 9. CONFIDENTIALITY AND RELIANCE 9.1 Benefit of opinion: This opinion is given for the sole benefit of the persons to whom it is addressed in their respective capacities as stated (the "Addressees"). It may not be relied on or (other than as permitted by paragraph 9.2 below) disclosed to any other person in any other context, nor is it to be quoted or made public in any other way without our prior written consent; provided,

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 18 Error! Reference source not found. however that future holders of the Notes acquired in accordance with the Note Purchase Agreement may rely on this opinion. 9.2 Disclosure on a non-reliance basis: This opinion may be disclosed to: 9.2.1 a professional adviser and / or auditor subject to professional obligations to maintain the confidentiality of this opinion ("Permitted Professional Advisor") of any Addressee; 9.2.1.1 an Addressee’s regulators; 9.2.1.2 the National Association of Insurance Commissioners of the United States of America; 9.2.1.3 an Addressee’s affiliates and related funds, and any of its or their officers, directors, employees (legal and contractual), investors, insurers, regulators or Permitted Professional Advisers; 9.2.1.4 any proposed transferee or assignee of the Purchasers (and any Permitted Professional Advisor of any such person); 9.2.1.5 any internationally recognised statistical rating agency and its Permitted Professional Advisers; and 9.2.1.6 any person to whom the opinion is required to be disclosed pursuant to any applicable law, court order or regulation (and any Permitted Professional Advisor of any such person). 9.2.2 but only on a non-reliance basis and only if: 9.2.2.1 any permitted recipient of the opinion other than a Permitted Professional Advisor is informed that they are not an addressee of the opinion and that they must not rely on it; and 9.2.2.2 any proposed transferee or assignee has entered into an agreement requiring them to keep the opinion confidential.

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 19 Error! Reference source not found. Yours faithfully DLA PIPER UK LLP

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 20 Error! Reference source not found. SCHEDULE 1 [Insert Purchasers from Confirmation of Acceptance]

ECRM/ECRM/376352/11 UKM/113129312.2 Continuation 21 Error! Reference source not found. SCHEDULE 2 Name of Subsidiary Guarantors Jurisdiction of incorporation Registration number Luxfer Group Limited England and Wales 3944037 Luxfer Group 2000 Limited England and Wales 4027006 Luxfer Gas Cylinders Limited England and Wales 3376625 Luxfer Group Services Limited England and Wales 3981395 Magnesium Elektron Limited England and Wales 3141950 Luxfer Overseas Holdings Limited England and Wales 3081726 Luxfer Gas Cylinders China Holdings Limited England and Wales 5165622

Exhibit 4.4(a)(ii) Exhibit 4.4(a)(ii) Form of Opinion of U.S. Special Counsel for the Obligors (Shelf Closing)

[DLA PIPER LETTERHEAD] DLA Piper UK LLP 160 Aldersgate Street London EC1A 4HT United Kingdom DX 33866 Finsbury Square T +442071537967 F +44 (0) 20 7796 6666 W www.dlapiper.com PGIM, Inc. and the purchasers set out in Schedule I hereto (the "Purchasers", and together with PGIM, Inc., the “Addressees”) Your reference Our reference [•] [Insert date of shelf closing] [DRAFT subject to updates and confirmatory processes] Re: Second Amended and Restated Note Purchase And Private Shelf Agreement of BA Holdings, Inc. as guaranteed by Luxfer Holdings PLC and certain subsidiary guarantors Ladies and Gentlemen: We have acted as United States special counsel to BA Holdings, Inc.., a corporation incorporated under the laws of the State of Delaware (the “Company”), each of the U.S. entities set forth in Part 1 of Schedule III hereto (the “U.S. Guarantors” and collectively with the Company, the “U.S. Obligors”), Luxfer Holdings PLC, a public limited company incorporated under the laws of England and Wales (the “Parent Guarantor”) and each of the other non-U.S. entities set forth in Part 2 of Schedule III hereto (collectively with the U.S. Obligors, the “Covered Parties”), in connection with (i) the Second Amended and Restated Note Purchase and Private Shelf Agreement dated October 26, 2021 (the “Note Purchase Agreement”) by and among the Company, the Parent Guarantor, the subsidiary guarantors named in the Note Purchase Agreement, PGIM, Inc. (“Pricoa”) and the Purchasers (as defined in the Note Purchase Agreement) and (ii) the issuance by the Company of [insert aggregate principal amount(s) and description(s) of Shelf Notes]. The Note Purchase Agreement also provides that the Notes and the Company’s obligations in the Note Purchase Agreement will be guaranteed by (i) the U.S. Guarantors and (ii) each of the non-U.S. entities set forth in Part 2 of Schedule III hereto (including the Parent Guarantor). We are rendering this opinion at the request of the Company pursuant to Section 4.4(a)(ii) of the Note Purchase Agreement. The documents listed on Schedule II are collectively referred to herein as the “Note Documents”. Capitalized terms that are used herein but not otherwise defined in this opinion shall have the same meanings as those ascribed to them in the Note Purchase Agreement. In rendering the opinions expressed below, we have examined originals (or copies presented as being true and correct copies of originals) of (i) the Note Documents and (ii) the organizational documents and records of each U.S. Obligor identified on Part 1 of Schedule III attached hereto (collectively, the “Organizational Documents”) and

Continuation 2 [Date] (iii) the authorisations listed in respective clause (c) below the name of each such U.S. Obligor. In connection with the opinions set forth below, we have also examined originals, or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates and other instruments as we have deemed necessary or appropriate for the purpose of this opinion. In our examination, we have assumed the genuineness of all signatures, all documents submitted to us as originals are authentic, final and complete, all documents submitted to us as certified or photostatic copies are final and complete and conform to the original documents, and the authenticity of the originals of all such documents. Insofar as this opinion relates to factual matters, we have relied (without independent investigation) upon the factual representations and warranties contained in the Note Documents and upon certificates of certain government officials, and of officers, directors or other authorized persons of the Covered Parties delivered under or in connection with the Note Purchase Agreement. We assume, in rendering the opinions, that none of such information contains any untrue statement of a material fact or omits to state a material fact necessary to render the statements made, in light of the circumstances in which they were made, not materially misleading. Assumptions: In reaching the opinions set forth below, we have assumed the following in connection with rendering those opinions: (a) (i) each of the parties to the Note Documents, as applicable (other than the U.S. Obligors to the extent specifically addressed in our opinions below) (x) is duly formed, or incorporated, as applicable, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation, is qualified to do business and is in good standing in each jurisdiction other than its jurisdiction of formation or incorporation, as applicable, required for such party to conduct its business, and has the necessary corporate, limited partnership, limited liability company or other organizational power and authority, as the case may be, to enter into and perform the instruments, documents and agreements to which it is a party, and (y) has duly and validly authorized, executed and delivered each of the Note Documents to which such party is a signatory; (ii) each of the parties to the Note Documents (other than the U.S. Obligors) is duly qualified to engage in the transactions covered by this opinion, and each such party (other than the Covered Parties) is engaged in such transactions in connection with, and as contemplated by, the applicable Note Documents; (iii) the obligations of each such party (other than the obligations of the Covered Parties to the extent specifically addressed in our opinions below) set forth therein are its legal, valid, and binding obligations, enforceable in accordance with their respective terms under all applicable laws; (iv) the execution and delivery by each of the parties to the Note Documents and the performance by each such party of its obligations thereunder (in each case, other than the U.S. Obligors to the extent specifically addressed in our opinions below) do not and will not contravene any provision of the applicable organizational documents of any of such parties or any current requirement of law applicable to any such parties or the public policies of any jurisdiction; (v)

Continuation 3 [Date] each of the parties to the Note Documents (other than the Covered Parties to the extent specifically addressed in our opinions below) has complied with all orders, rules, regulatory requirements and laws applicable to such parties in entering into and delivering the Note Documents and performing its obligations thereunder; (vi) there is adequate and lawful consideration for the obligations undertaken by each U.S. Obligor under the Note Documents and such U.S. Obligor has received value in respect thereof; (vii) the officers and directors of each party to the Note Documents have properly exercised their respective fiduciary duties, and (viii) none of the parties to the Note Documents (other than the Covered Parties to the extent specifically addressed in our opinions below) requires any order, consent, approval, license or authorization of, or filing, recording or registration with, any governmental or public body or authority of the United States of America or any state or agency or political subdivision thereof in connection with the execution, delivery and performance of any of the Note Documents which has not been obtained or made; (b) the Note Purchase Agreement and the other Note Documents are entered into solely for business or commercial purposes, and are not a contract or agreement for labor or personal services or for personal, family or household services; (c) each of the parties to the Note Documents entered into the Note Documents in good faith and without any intent to hinder, delay or defraud creditors; (d) the Note Documents will be enforced, and the rights and discretion of Pricoa and the Purchasers will be exercised, in circumstances and in a manner which are commercially reasonable; (e) each person or entity executing any Note Document on behalf of a party to any of the Note Documents (other than the U.S. Obligors) has been duly and validly authorized to do so; (f) each of the parties to the Note Documents (other than the U.S. Obligors) has the legal right, under its governing documents, corporate and regulatory legislation and the laws of its jurisdiction of organization, to execute and deliver the Note Documents to which such party is a party, to carry out the transactions contemplated thereunder and to perform its obligations thereunder; (g) the execution and delivery by each of the parties to the Note Documents and the performance by each such party of its obligations thereunder do not and will not contravene (i) except as specifically addressed in our opinions below as to the Covered Parties, any current requirement of law applicable to any of such parties or the public policies of any jurisdiction; (ii) except as specifically addressed in our opinions below as to the Organizational Documents, any indenture, mortgage, deed of trust, guaranty, lease or other agreement or instrument to which any of such parties is a party or by which it or any of its property is bound; or (iii) any court order or consent decree applicable to such party; (h) all public records and other documents reviewed by us and all statements therein as to factual matters are accurate and complete; and

Continuation 4 [Date] (i) there are no oral or written modifications of, or amendments to, any of the Note Documents and there has been no waiver of any of the provisions of the Note Documents by actions or conduct of the parties or otherwise. We express no opinion as to the effect of (i) the compliance or noncompliance of Pricoa or any of the Purchasers with any state, federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or nature of Pricoa or any of the Purchasers on the opinions herein stated. We express no opinion as to the laws of any state or jurisdiction other than (i) the internal laws of the State of New York (excluding those of counties, cities and other municipalities), (ii) solely with respect to the opinions set forth in paragraphs 1(a), 1(b), 1(c), 1(d), 1(e), 3, 4(i) and 4(ii) (solely with respect to the U.S. Obligors incorporated under the laws of the State of Delaware, except for Structural Composites Industries LLC) herein, the General Corporation Law of the State of Delaware (without regard for decisional law), (iii) solely with respect to the opinions set forth in paragraphs 1(f), 3, 4(i) and 4(ii) (solely with respect to MEL Chemicals Inc) herein, the New Jersey Business Corporation Act (without regard for decisional law), (iv) solely with respect to the opinions set forth in in paragraphs 2, 3, 4(i) and 4(ii) (solely with respect to Structural Composites Industries LLC) herein, the Delaware Limited Liability Company Act (without regard for decisional law) and (v) federal laws of the United States, which, in the case of each of the laws referred to in clauses (i) and (v), in the experience of our attorneys who are members of the bar in New York in the exercise of customary professional diligence, are normally applicable to the Covered Parties and to the transactions of the type provided for in the Note Documents, but without our having made any special investigation concerning any other law, rule or regulation, in each case in effect on the date hereof (the laws referred to in clauses (i) through (v), but specifically excluding those set forth in the following sentence, collectively, “Applicable Laws”). We express no opinion as to the effect upon the Note Documents of (A) any federal or state securities laws or regulations (other than as expressly set forth in paragraphs 6, 8 and 9), including, without limitation, any “Blue Sky” laws, (B) the U.S. Commodity Exchange Act, as amended, or any rules or regulations promulgated thereunder, (C) the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or any rules or regulations promulgated thereunder, (D) any federal or state anti-trust or unfair competition laws or regulations, (E) any federal, state or other tax laws or regulations (except as specifically addressed in our opinions herein), (F) any federal, state or other environmental or hazardous materials laws or regulations, (G) any federal criminal or civil forfeiture laws (including, without limitation, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970, as amended) or regulations, (H) any federal, state or other privacy laws or regulations, (I) any federal, state or other land use, zoning or subdivision laws or regulations, (J) the Employee Retirement Income Security Act, as amended, or related laws or regulations and any other federal, state or other pension laws or regulations, (K) the Patient Protection and Affordable Care Act, as amended, or any rules or regulations promulgated thereunder, (L) any federal or state laws related to copyrights, patents, trademarks, service marks or other intellectual property, (M) any federal, state or other health, safety and welfare laws or regulations, (N) any federal or state banking laws or regulations (except as expressly set forth in our opinions herein), (O) (1) the Foreign Corrupt Practices Act of 1977, as amended, the U.S. Travel Act, the U.S. domestic

Continuation 5 [Date] bribery statute contained in 18 U.S.C. § 201, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Money Laundering Control Act of 1986, the Uniting and Strengthening America by Fulfilling Rights and Ensuring Discipline Over Monitoring Act of 2015 (USA Freedom Act of 2015), the Trading with the Enemy Act, the International Emergency Economic Powers Act of 1977, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 (CISADA), the Countering America’s Adversaries Through Sanctions Act (CAATSA), the International Boycott Provisions of Section 999 of the Internal Revenue Code, the Omnibus Trade and Competitiveness Act of 1988, the National Emergencies Act and the Trade Facilitation and Trade Enforcement Act of 2015, the Export Administration Act, the Export Administration Regulations administered by the U.S. Department of Commerce, Bureau of Industry and Security, the Arms Export Control Act, the International Traffic in Arms Regulations administered by the U.S. Department of State, Directorate of Defense Trade Controls, and the United Nations Participation Act, in each case including all amendments or other modifications thereto, and any rules or regulations promulgated thereunder, (2) any other federal, state or other anti-terrorism, anti- terrorist financing, anti-money-laundering, anti-bribery, anti-kickback, or anti- corruption laws or regulations or (3) any economic or financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by the U.S. government, including, without limitation, those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the U.S. Department of Commerce, (4) any other federal, state or other regulations governing the export, re-export, or import of commercial and other items or services or (5) other laws or measures (a) prohibiting or restricting, or imposing sanctions on persons engaging in certain types of activities involving specified countries (e.g., Executive Order 13224: Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg 49079 (Sept 24, 2001)), or (b) that address customs, anti-boycott, or national security matters, (P) any laws that may apply to a party to any Note Document due to the nature of any person’s specific business or activities or the industry in which such person does business, (Q) any federal, state or other insurance laws or regulations, (R) any federal, state or other usury laws or regulations, (S) any federal, state or other gaming laws or regulations, (T) any federal, state or other criminal laws or regulations, (U) any federal, state or other tribal laws or regulations, (V) any Federal Reserve Board regulations (except to the extent expressly set forth in the opinions below), (W) federal and state laws and regulations concerning filing and notice requirements in connection with mergers, acquisitions, business combinations and similar transactions (e.g., Hart- Scott-Rodino, Antitrust Improvements Act of 1976, as amended, the Exon-Florio Act, as amended, Section 721 of the Defense Production Act of 1950, as amended, including all regulations and procedures governing mandatory declarations, voluntary notices, submissions, and/or reviews before or by the Committee on Foreign Investment in the United States), (X) any federal, state or other laws, regulations or policies concerning (1) national and local emergencies, and (2) sovereign immunity and possible judicial deference to acts of sovereign states, (Y) compliance with fiduciary duty requirements, or (Z) any conventions or treaties. With respect to our opinions based on the General Corporation Law of the State of Delaware, the New Jersey Business Corporation Act and the Delaware Limited Liability Company Act, our examination has been limited to a review of such laws as

Continuation 6 [Date] reported in standard, unofficial compilations. The individual lawyers within our firm who have devoted substantive legal attention to the transactions contemplated by the Note Documents on behalf of the U.S. Obligors are not members of the bar in the State of Delaware or the State of New Jersey and do not purport to be experts on the laws of the States of Delaware and the States of New Jersey generally. With your permission such opinions are based solely upon such limited review. Moreover, our opinion is based upon the current interpretation of the Applicable Laws and facts existing on the date hereof. Except as otherwise expressly indicated herein, the opinions expressed are given as of the date hereof; and we disclaim any obligation to advise you of any developments or changes either in the applicable laws or facts that may occur after the date of this opinion or if additional information is brought to our attention. Opinions: Based on our review of the foregoing and subject to the assumptions and qualifications set forth herein, our opinion is: 1. Based solely on our review of: (a) a Good Standing Certificate for the Company, dated [•], issued by the office of the Secretary of State of the State of Delaware, the Company is validly existing and in good standing as a corporation under Applicable Laws; (b) a Good Standing Certificate for Magnesium Elektron North America, Inc., dated [•], issued by the office of the Secretary of State of the State of Delaware, Magnesium Elektron North America, Inc. is validly existing and in good standing as a corporation under Applicable Laws; (c) a Good Standing Certificate for Luxfer Inc., dated [•], issued by the office of the Secretary of State of the State of Delaware, Luxfer Inc. is validly existing and in good standing as a corporation under Applicable Laws; (d) a Good Standing Certificate for Reade Manufacturing Company, dated [•], issued by the office of the Secretary of State of the State of Delaware, Reade Manufacturing Company is validly existing and in good standing as a corporation under Applicable Laws; (e) a Good Standing Certificate for Luxfer Magtech, Inc., dated [•], issued by the office of the Secretary of State of the State of Delaware, Luxfer Magtech, Inc. is validly existing and in good standing as a corporation under Applicable Laws; and (f) a Good Standing Certificate for MEL Chemicals Inc., dated [•], issued by the office of the Secretary of State of the State of New Jersey, MEL Chemicals Inc. is validly existing and in good standing as a corporation under Applicable Laws.

Continuation 7 [Date] 2. Based solely on our review of a Good Standing Certificate for Structural Composites Industries LLC, dated [•], issued by the office of the Secretary of State of the State of Delaware, Structural Composites Industries LLC is validly existing and in good standing as a limited liability company under Applicable Laws. 3. Each U.S. Obligor has all requisite corporate or limited liability company, as applicable, power and authority to execute and deliver the Note Documents to which it is a party and to perform the obligations thereunder. 4. Each of the Note Documents (i) to which any U.S. Obligor is a party have been duly authorized, executed and delivered by such U.S. Obligor, and (ii) to which a Covered Party is a party constitutes a legal, valid and binding obligation of each such Covered Party, enforceable against such Covered Parties in accordance with its terms. 5. No consent, approval or authorization of, or registration, filing or declaration with, any United States federal or New York Governmental Authority under Applicable Laws by any U.S. Obligor is required in connection with the execution, delivery or performance by such U.S. Obligor of the Note Documents to which it is a party, provided that we express no opinion with respect to any authorizations, filings or approvals that may be required relating to the express nature of the business of any U.S. Obligor. 6. It is not necessary in connection with the offering, sale and delivery of (i) the Notes delivered to you on the date hereof, or (ii) any Confirmation of Guarantee (as defined in the Note Purchase Agreement) or guarantee underlying such Confirmation of Guarantee, under the circumstances contemplated by the Note Purchase Agreement, to register such Notes, such Confirmation of Guarantee or such underlying guarantee under the Securities Act of 1933 or to qualify an indenture in respect of any of the Notes, any Confirmation of Guarantee or any underlying guarantee under the Trust Indenture Act of 1939. 7. The execution, delivery and performance (i) by the Covered Parties of the Note Documents to which they are parties will not contravene any New York or United States federal Applicable Laws, and (ii) by each U.S. Obligor of the Note Documents to which it is a party does not and will not contravene its Organizational Documents. 8. No Covered Party is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. 9. None of the transactions contemplated by the Note Documents (including, without limitation, the use of the proceeds from the sale of any Notes) will violate or result in a violation of Regulation T, U or X of the Board of Governors of the United States Federal Reserve System. 10. The choice of law of the State of New York as the governing law of the Note Documents is a valid choice of law. In addition, the submission to the jurisdiction of any court of the State of New York or any federal court in the

Continuation 8 [Date] United States of America located in the Borough of Manhattan, The City of New York, by the Covered Parties in the Note Documents to which they are parties is valid and binding on the Covered Parties. 11. Each U.S. Obligor’s payment obligations under the Note Documents to which it is a party rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated indebtedness, except for obligations mandatorily preferred by law. Qualifications: (a) Our opinions in paragraph 4 are subject to the following additional assumptions and qualifications: (i) Enforceability is subject to, and may be limited by: (A) bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws affecting creditors’ rights generally, including, without limitation, New York Debtor and Creditor Law and other laws regarding fraudulent conveyances and preferential transfers; (B) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding at law or in equity; (C) any statute, decision or rule of law prohibiting or limiting the exercise of simultaneous remedies and (D) limitations or qualifications on the enforcement of certain rights, remedies, waivers and other provisions by the jurisdiction in which enforcement thereof is sought. (ii) Enforceability may be limited to the extent that the remedies are sought by a party with respect to a breach that a court concludes is not material or does not adversely affect such party. Enforceability may also be limited by any unconscionable, inequitable, or unreasonable conduct on the part of such party seeking enforcement, defenses arising from such party’s failure to act in accordance with the terms and conditions of the Note Documents, defenses arising as a consequence of the passage of time, or defenses arising as a result of such party’s failure to act reasonably or in good faith or to comply with the terms of the Note Documents or comply with procedural requirements of Applicable Law that are not necessarily reflected in the Note Documents. (iii) We express no opinion on the enforceability of the self-help or non- judicial remedies provided in the Note Documents to the extent inconsistent with, or not permitted by, Applicable Laws. (iv) We express no opinion as to (a) the enforceability of any rights to indemnification or contribution provided for in the Note Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation), or (b) the enforceability of any provisions that purport to release, exculpate or exempt a party from, or requiring indemnification

Continuation 9 [Date] of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct. (v) We express no opinion as to (a) the enforceability of any rights to specific performance contained in any Note Documents; (b) the enforceability of any provisions that purport to make void any act done in contravention thereof; (c) the enforceability of any provisions that purport to authorize a party to act in its sole discretion; (d) the enforceability of any provisions that impose liquidated damages in the nature of penalties or forfeitures (or other provisions imposing penalties or forfeiture); and (e) the enforceability of any provisions purporting to require a party thereto to pay or reimburse attorneys’ fees incurred by another party, or to indemnify another party therefor, except to the extent such provisions are permitted by applicable statutes and decisions relating to the collection and award of attorneys’ fees. (vi) We express no opinion on the enforceability of any provisions of the Note Documents requiring any party to waive the effect of applicable laws, constitutional or equitable rights, or any procedural, judicial, or substantive rights or defenses, such as rights to notice, statutes of limitation, appraisal or valuation rights, redemption rights, and marshaling of assets, or any provisions purporting to authorize or consent to a confessed judgment, or any provisions purporting to waive any right to consequential or other damages, or any provisions purporting to require any Covered Party to give notice to Pricoa or any Purchaser of any acts or omissions of Pricoa or any Purchaser or of any of Pricoa’s or any Purchaser’s agents or employees, in any such case, to the extent that (x) the same may not be waived, authorized, consented to or required, as the case may be, as a matter of law or public policy or (y) the effectiveness of any such provision is subject to judicial determination as to the effectiveness thereof. (vii) Certain of the provisions in the Note Documents may be further limited or rendered unenforceable by applicable law, but in our opinion such law does not make the remedies afforded by the Note Documents inadequate for the practical realization of the principal benefits intended to be provided. (viii) We express no opinion as to the legality, binding nature or enforceability of any confession of judgment, cognovit or similar right of Pricoa or any Purchaser to appear for and enter judgment against any Covered Party. (ix) Our opinion as to the legality, validity, binding effect and enforceability of the provisions of the Note Documents in respect of the submission to the jurisdiction of the courts of the State of New York is based solely on Section 5-1402 of the New York General Obligations Law. The provisions of the Note Documents which provide for jurisdiction of the courts of any particular jurisdiction other

Continuation 10 [Date] than New York may not be binding on the courts in the forums selected or excluded. (x) We express no opinion on the enforceability of any provisions of the Note Documents that entitle Pricoa or the Purchasers, as a matter of right, to the appointment of a receiver after the occurrence of a default. (xi) We express no opinion with respect to any issue arising out of or related to (A) the identity or status of any successor to Pricoa or the Purchasers or any assignee or any transferee of the Notes or any evidence of the indebtedness or any interest therein or (B) any subsequent transaction. (xii) We express no opinion as to the validity, binding effect or enforceability of any provision of the Note Documents that purports to create a trust, power of attorney, proxy or other fiduciary relationship. (xiii) We express no opinion as to the enforceability of any grant by any Covered Party of any right of set-off on behalf of any of its affiliates. (xiv) We express no opinion as to the enforceability of provisions that enumerated remedies are not exclusive or that Pricoa or the Purchasers have the right to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative. (xv) We express no opinion as to the enforceability of provisions permitting the exercise, under certain circumstances, of rights without notice or without providing opportunity to cure failure to perform. (xvi) We express no opinion as to the validity, binding effect or enforceability of (1) any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (each, a “Waiver”) by any Covered Party under any of the Note Documents to which such Covered Party is a party insofar as it relates to causes or circumstances that would operate as a discharge or release of a defense available to such Covered Party as a matter of law (including judicial and administrative decisions), except to the extent that such a Waiver is effective under and is not prohibited by or void or invalid under applicable law (including judicial and administrative decisions); (2) any provision of any of the Note Documents insofar as it provides that any person or entity purchasing a Note from a Purchaser or other person or entity pursuant thereto may exercise set-off or similar rights with respect to such Note or that the Purchasers or any other person or entity may exercise set-off rights other than in accordance with and pursuant to applicable law; (3) any provision of the Note Documents related to (w) forum selection or submission to jurisdiction (including without limitation, any waiver of any objection to venue in any court or any objection that a court is an inconvenient forum) to the extent that any relevant action or proceeding does not arise out of or relate to such Note Documents, (x) a waiver of immunity to the extent such waiver purports to apply to immunity acquired by the waiving party

Continuation 11 [Date] after the Note Documents are entered into, or (y) the irrevocability of the designation of the Company as agent to receive service of process; or (4) any provision of the Note Documents that requires or relates to payment of late fees or charges, interest (or discount or equivalent amounts), liquidated damages, or any premium or “make whole” payment at a rate or in an amount, or exit fees or similar charges, after the maturity or after or upon acceleration of the respective liabilities evidenced or secured thereby, or after or during the continuance of any default, event of default or other circumstance, or upon prepayment, that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture. (xvii) We express no opinion as to the enforceability of any provision in the Note Documents specifying that provisions thereof may be waived or amended only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modified any provisions of such Note Documents. (xviii) We express no opinion as to the enforceability of any provision of the Note Documents (i) that purports to give any person or entity the power to accelerate obligations or to pursue any other remedy without any notice to the Company or the relevant issuer or (ii) that obligates any Covered Party to pay costs, expenses or other amounts incurred by Pricoa or the Purchasers to the extent that such costs, expenses or amounts were not reasonably incurred or were not reasonable in amount. (xix) We express no opinion as to the enforceability of provisions relating to delay or omission of enforcement of rights or remedies, severance, marshaling of assets, rights of third parties, or prohibitions against transfer, alienation or hypothecation of property. (xx) We express no opinion as to any provision in the Note Documents insofar as such provision relates to the jurisdiction of courts other than courts of the State of New York or federal courts located in the State of New York, to adjudicate any controversy related to such Note Document. We call to your attention as well that United States federal court jurisdiction is limited by 29 U.S.C. § 1332 where diversity of citizenship is lacking, and, even where diversity exists, federal courts retain the power to transfer an action from one federal court to another under 28 U.S.C. § 1404(a) or to dismiss by reason of the doctrine of forum non conveniens. (b) The scope of our opinion in paragraph 5 is limited to our review of the Note Documents and the Organizational Documents of each of the U.S. Obligors. (c) We express no opinion as to any agreement, document, certificate, or instrument, other than the Note Documents, that may be an exhibit to, or referred to in or contemplated by any of the Note Documents. (d) We express no opinion as to the tax good standing of any party.

Continuation 12 [Date] (e) We call your attention to the fact that our representation of the Covered Parties has been limited to the transactions contemplated by the Note Documents and certain other specific matters as to which we have been consulted. (f) This opinion is limited to the matters stated herein. This opinion is provided to you as a legal opinion only and not as a guaranty or warranty with respect to the matters discussed herein and the documents referred to herein. No opinion is implied or may be inferred beyond the matters expressly stated herein. (g) No opinion is expressed with regard to: (i) the financial ability of the Covered Parties to meet their respective obligations under the Note Documents; (ii) the truthfulness or accuracy of any applications, reports, plans, documents, financial statements or other matters furnished to Pricoa or any Purchaser by (or on behalf of) any Covered Party in connection with the Note Purchase Agreement; or (iii) the truthfulness or accuracy of any representations or warranties made by any Covered Party in the Note Documents, which are not the subject of any of the opinions stated herein. This opinion is delivered solely to the Addressees and for the benefit of the Addressees in connection with the Note Purchase Agreement and may not be relied upon by the Addressees for any other purpose or relied upon by any other person or entity (other than future holders of the Notes acquired in accordance with the terms of the Note Documents) for any reason without our prior written consent. Notwithstanding the foregoing, this opinion may be disclosed on a non-reliance basis to: (a) a professional adviser and / or auditor subject to professional obligations to maintain the confidentiality of this opinion ("Permitted Professional Advisor") of any Addressee; (b) an Addressee’s regulators; (c) the National Association of Insurance Commissioners of the United States of America; (d) an Addressee’s affiliates and related funds, and any of its or their officers, directors, employees (legal and contractual), investors, insurers, regulators or Permitted Professional Advisers; (e) any proposed transferee or assignee of the Purchasers (and any Permitted Professional Advisor of any such person); (f) any internationally recognised statistical rating agency and its Permitted Professional Advisers; and (g) any person to whom the opinion is required to be disclosed pursuant to any applicable court order, law or regulation (and any Permitted Professional Advisor of any such person).

Continuation 13 [Date] Very truly yours, DLA PIPER UK LLP

Continuation 14 [Date] SCHEDULE I PURCHASERS [Insert Purchasers party to the Confirmation of Acceptance]

Continuation 15 [Date] SCHEDULE II NOTE DOCUMENTS Documents are dated as of [●], unless otherwise indicated. 1. The Note Purchase Agreement. 2. Request for Purchase dated as of [●] made by the Company. 3. Confirmation of Acceptance dated as of [●] between the Company, Pricoa, and the Purchasers (the “Confirmation of Acceptance”). 4. Confirmation of Guarantee dated as of [●] from each of the English Guarantors (as defined in the Note Purchase Agreement) in favor of the Purchasers and each Noteholder (as defined therein). 5. Confirmation of Guarantee dated as of [●] from each of the U.S. Guarantors (as defined in the Note Purchase Agreement) in favor of the Purchasers and each Noteholder (as defined therein). 6. The Company’s [insert aggregate principal amount and description of Shelf Notes], each dated the date hereof, in the form of Exhibit 1(c) to the Note Purchase Agreement and in the names, in the principal amounts and with the registration numbers set forth in the purchaser schedule attached to the Confirmation of Acceptance (the “Notes”).

Continuation 16 [Date] SCHEDULE III1 PART 1 -- U.S. ENTITIES AND ORGANIZATIONAL DOCUMENTS 1. BA Holdings, Inc., a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 2. MEL Chemicals Inc., a New Jersey corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 3. Magnesium Elektron North America, Inc., a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as 1 NOTE: To be updated as applicable at Shelf Closing.

Continuation 17 [Date] being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 4. Luxfer Inc., a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 5. Reade Manufacturing Company, a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 6. Luxfer Magtech, Inc., a Delaware corporation (a) Certificate of Incorporation of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect.

Continuation 18 [Date] (b) Bylaws of the entity named directly above, of the entity named directly above, certified by the Secretary of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Directors of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Stockholder of the entity named directly above, in each case certified by the Secretary of such entity as of the date hereof. 7. Structural Composites Industries LLC, a Delaware limited liability company (a) Certificate of Formation of the entity named directly above, certified by the Managers of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (b) Second Amended and Restated Limited Liability Company Agreement of the entity named directly above, of the entity named directly above, certified by the Managers of such entity as of the date hereof as being a full, true and correct copy in full force and effect on and as of the date hereof, without any modifications or amendments in any respect. (c) Unanimous Written Consent of the Board of Managers of the entity named directly above, and Written Consent in Lieu of Meeting of the Sole Member of the entity named directly above, in each case certified by the Managers of such entity as of the date hereof. PART 2 -- NON-U.S. ENTITIES 1. Luxfer Holdings plc, a company incorporated under the laws of England and Wales 2. Luxfer Group Limited, a company incorporated under the laws of England and Wales 3. Luxfer Group 2000 Limited, a company incorporated under the laws of England and Wales 4. Luxfer Gas Cylinders Limited, a company incorporated under the laws of England and Wales 5. Luxfer Group Services Limited, a company incorporated under the laws of England and Wales 6. Magnesium Elektron Limited, a company incorporated under the laws of England and Wales 7. Luxfer Overseas Holdings Limited, a company incorporated under the laws of England and Wales 8. Luxfer Gas Cylinders China Holdings Limited, a company incorporated under the laws of England and Wales

DB3/ 203995353.15 Exhibit 4.11-1 Exhibit 4.11 Form of Confirmation of Guarantee (Shelf Closing) CONFIRMATION OF GUARANTEE This Confirmation of Guarantee, dated as of [________] and made by each of the signatories hereto in favor of the holders of the Notes (and their successors, assignees and transferees) referred to below (the “Noteholders”), is given in connection with each of (a) that certain Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021, by and among BA Holdings, Inc. (the “Issuer”), Luxfer Holdings PLC, each of the parties listed in Schedule C thereto, PGIM, Inc., each of the purchasers listed in Schedule A thereto and each Pricoa Affiliate which becomes party thereto (the “Note Purchase Agreement”) and (b) each of [insert description of all outstanding Notes] (together, the “Existing Notes”) issued to the Noteholders under the terms of the Note Purchase Agreement. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Note Purchase Agreement. WITNESSETH: WHEREAS, each party listed as a signatory hereto (each a “Guarantor” and collectively, the “Guarantors”) has guaranteed the Issuer’s obligations outstanding under the Note Purchase Agreement and the Existing Notes pursuant to the Note Purchase Agreement[, Joinder Agreement, English Guarantee and/or other guarantee agreement to which it is a party]26; WHEREAS, the Issuer is issuing those certain [insert description of new Notes] (the “New Notes”) at a Closing occurring on the date hereof; [and]27 WHEREAS, the Note Purchase Agreement requires that, upon each Closing, each Guarantor provide a written confirmation that the guarantee provided by it pursuant to the Note Purchase Agreement[, Joinder Agreement, English Guarantee and/or other guarantee agreement to which it is a party]28 remains in full force and effect and that its guarantee granted thereunder extends to the Issuer’s obligations under the Notes that are the subject of such Closing[.]29[; and WHEREAS, each Guarantor intends that this document takes effect as a deed notwithstanding that it may be executed under hand.]30 26 To be revised as necessary to reflect which documents have been provided by the relevant Guarantor(s). 27 Include for Guarantors which are not English Guarantors only. 28 To be revised as necessary to reflect which documents have been provided by the relevant Guarantor(s). 29 Include for Guarantors which are not English Guarantors only. 30 Include for English Guarantors only.

DB3/ 203995353.15 Exhibit 4.11-2 NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned Guarantors, by execution below, hereby unconditionally and irrevocably confirms its rights, duties, liabilities and obligations under the [respective] Note Purchase Agreement[, Joinder Agreement, English Guarantee and/or other guarantee agreement to which it is a party]31, and confirms that its guarantee granted thereunder (a) extends to the Issuer’s obligations under the New Notes, and (b) continues to guarantee the Issuer’s obligations under the Note Purchase Agreement and the Existing Notes. This Confirmation of Guarantee may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. [This Confirmation of Guarantee shall be construed and enforced in accordance with, and the rights of the Issuer and the recipient hereof shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.]32 [This Confirmation of Guarantee and any non-contractual obligations arising out of or in connection with it shall be construed and enforced in accordance with, and the rights of the Issuer and the recipient hereof shall be governed by, the laws of England and Wales. This Confirmation of Guarantee shall take effect as a deed on the date on which it is stated to be made.]33 [intentionally blank] 31 To be revised as necessary to reflect which documents have been provided by the relevant Guarantor(s). 32 Include for Guarantors which are not English Guarantors only. 33 Include for English Guarantors only.

DB3/ 203995353.15 Exhibit 4.11-3 [IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Confirmation of Guarantee to be executed on its behalf by its duly authorized officer or agent as of the date first above written.]34[IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Confirmation of Guarantee to be duly executed and delivered as a deed as of the date and year first above written.]35 [[GUARANTOR[S]] By:__________________________________ Name: Title: ]36 [Executed as a deed by ) [NAME OF GUARANTOR] ) ) ___________________________ ) Director In the presence of: Signature of witness ___________________________ Name ___________________________ Address ___________________________ Occupation ___________________________ OR Executed as a deed by ) [NAME OF GUARANTOR] ) ) ___________________________ ) Director ) ) ) ___________________________ ) [Director][Secretary]]37 34 Include for Guarantors which are not English Guarantors only. 35 Include for English Guarantors only. 36 Include for Guarantors which are not English Guarantors only. 37 Include for English Guarantors only.

DB3/ 203995353.15 Exhibit 7.2-1 Exhibit 7.2 Form of Compliance Certificate To: [Holders of Notes] From: Luxfer Holdings PLC Dated: Dear Sirs Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of October 26, 2021, by and among BA Holdings, Inc., Luxfer Holdings PLC, each of the parties listed in Schedule C thereto, PGIM, Inc., each of the purchasers listed in Schedule A thereto and each Pricoa Affiliate which becomes party thereto (the “Note Purchase Agreement”) 1 We refer to the Note Purchase Agreement. This is a Compliance Certificate. Terms defined in the Note Purchase Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate. 2 With reference to the [Annual Financial Statements] [Quarterly Financial Statements] for the [Financial Year ended [_____]] [Financial Quarter ended [_____]], we confirm that: Covenant Relevant Period Target Actual Compliant/Non compliant Interest Cover (Section 9.1(a)(i)) [_____] to [_____] Not less than 4.0:1 [__]:1 [____] Leverage (Section 9.1(a)(ii)) [_____] to [_____] Not exceeding 3.0:1 [__]:1 [____] Set forth in

DB3/ 203995353.15 Exhibit 7.2-2 Exhibit A attached hereto are detailed calculations of each of the ratios set forth above. The Average Exchange Rate used to calculate each of the ratios above was [____], [as determined by reference to the month end exchange rates published by Reuters]/[insert determination of exchange rate in reasonable detail]. 3 We confirm that we have reviewed the relevant terms hereof and have made, or caused to be made, under our supervision, a review of the transactions and conditions of the Group from the beginning of the interim or annual period covered by the statements being furnished herewith to the date hereof and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default.38 4 We confirm that the following companies constitute Material Companies for the purposes of the Note Purchase Agreement (Section 9.20(c)): [________] 5 We confirm that the following companies are obligated as a borrower or a guarantor under or with respect to a Principal Lending Facility (Section 9.20(d)): [________] 6 [We confirm that the aggregate earnings before interest, tax, depreciation and amortization (calculated on the same basis as EBITDA) of the Obligors (calculated in accordance with Section 9.20(a) of the Note Purchase Agreement) exceeds 75% of the Consolidated EBITDA of the Group (Section 9.20(a)(i)). 7 We confirm that the aggregate gross assets of the Obligors (calculated in accordance with Section 9.20(a) of the Note Purchase Agreement) exceeds 75% of the Consolidated Gross Assets of the Group (Section 9.20(a)(ii)).]39 Signed ________________________ ________________________ Finance Director of Director of Luxfer Holdings PLC Luxfer Holdings PLC [insert applicable certification language] _______________________ for and on behalf of [name of Auditors of Luxfer Holdings PLC]40 38 If any condition or event that constitutes a Default or an Event of Default existed or exists, the certificate should specify the nature and period of existence thereof and what action the Obligors have taken or propose to take with respect thereto. 39 To be included in Compliance Certificate accompanying the Annual Financial Statements.

DB3/ 203995353.15 Exhibit 7.2-3 Exhibit A Calculations of Financial Covenants 40 Only applicable if the Compliance Certificate accompanies the Annual Financial Statements and is to be signed by the Auditors. To be agreed with the Parent Guarantor’s Auditors prior to signing of the Agreement.

Schedule 5.17 Schedule 5.17 Existing Financial Indebtedness Obligor(s) Creditor(s) Description of Indebtedness Collateral Final Maturity Outstanding Principal Amount BA Holdings, Inc PGIM, Inc Series B Notes Guarantees from the Guarantors 29/06/2023 US$25,000,000 BA Holdings, Inc PGIM, Inc Series C Notes Guarantees from the Guarantors 29/06/2026 US$25,000,000 Luxfer Group Limited National Westminster Bank Plc41 HMRC Duty Deferment Bond PLC Guarantee granted by Luxfer Holdings PLC Undated £500,000 Magnesium Elektron Limited National Westminster Bank Plc42 Bond in favour of the Environment Agency allowing the issue of an Environmental Permit PLC Guarantee granted by Luxfer Holdings PLC 15/05/2022 £123,121 BA Holdings, Inc HSBC Bank USA, N.A. Letter of Credit in favour of Liberty Mutual Insurance Company relating to US Workers Compensation PLC Guarantee granted by Luxfer Holdings PLC 31/07/2022 US$850,000 41 The bonds are issued by Lloyds Bank plc but supported by a counter-indemnity issued by National Westminster Plc which in turn is supported by a PLC guarantee granted by Luxfer Holdings PLC. These bonds are in the process of being replaced with directly issued bonds from National Westminster Bank Plc. 42 The bonds are issued by Lloyds Bank plc but supported by a counter-indemnity issued by National Westminster Plc which in turn is supported by a PLC guarantee granted by Luxfer Holdings PLC. These bonds are in the process of being replaced with directly issued bonds from National Westminster Bank Plc.

DB3/ 203995353.15 Exhibit 7.2-2 claims

Schedule 5.22 Schedule 5.22 Group Structure Chart and Other Group Information See attached

SCHEDULE 5.22 As of 20 October 2021 2 Nikkei-MEL Co. Ltd. (Japan) (50%) (Distribution) Luxfer Overseas Holdings Limited Luxfer Gas Cylinders S.A.S (France) (Engineering) Luxfer Australia Pty Limited (Australia) (Distribution) Luxfer Canada Limited (100%) (Canada) (Manufacturing) No. 2017012705 Luxfer Gas Cylinders China Holdings Limited (Holding Co) No. 5165622 # Luxfer Gas Cylinders (Shanghai) Co. Ltd (China) (Distribution) BA Holdings, Inc. (US Delaware) (Holding Co.) CONTINUED ON PAGE 2 Gas Cylinders Elektron Head Office Luxfer Group UK Pension Trustee Limited Luxfer Group 2000 Limited (Holding Co.) Luxfer Group Limited (Holding Co.) Luxfer Group Services Limited LUXFER HOLDINGS PLC No. 3690830 # Luxfer Gas Cylinders Limited (Engineering) No. 3376625 # Lumina Trustee Limited Magnesium Elektron Limited (Manufacturing)

**SCHEDULE 5.22**

As of 20 October 2021


BA Holdings, Inc.
(US Delaware)
(Managed at Riverside USA)
Luxfer Inc. (US Delaware)
(Engineering)
Riverside, CA, USA
Luxfer GAS Cylinders USA
Superform USA
Structural Composites Industries LLC
(US Delaware)
(Manufacturing)
Riverside/Pomona, CA, USA
Luxfer -GTM Technologies LLC
(US Delaware)
(Engineering)
Luxfer Magtech Inc
(US Delaware)
Cincinnati, OH
Saxonburg, PA
Tamaqua, PA
(Manufacturing)
Niagara Metallurgical Products Limited
(Canada)
(Manufacturing)
MEL Chemicals Inc.
(US New Jersey)
(Manufacturing)
Reade Manufacturing Company
(US Delaware)
New Jersey
(Manufacturing)
Magnesium Elektron North America, Inc.
(US Delaware)
Madison, Illinois
(Manufacturing)
KEY:
Luxfer Gas Cylinders
Luxfer Graphic Arts
Luxfer Magtech
Luxfer MEL Technologies
Luxfer Superform

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## SCHEDULE 5.22

As of 20 October 2021

### Section 5.22(a)(i)

| Entity | Registration Number | Jurisdiction of Incorporation/Establishment | Equity Held by Parent Guarantor and Subsidiaries | Obligor |
|---|---|---|---|---|
| Luxfer Holdings PLC | 03690830 | England and Wales | - | Yes |
| Luxfer Group 2000 Limited | 04027006 | England and Wales | Parent Guarantor – 100% | Yes |
| Luxfer Group Limited | 03944037 | England and Wales | Parent Guarantor – 100% | Yes |
| Luxfer Group Services Limited | 03981395 | England and Wales | Luxfer Group Limited – 75.4% ordinary shares of £1 each<br>Luxfer Group 2000 Limited – 24.6% redeemable preference shares of £1 each | Yes |
| Lumina Trustee Limited | 06055812 | England and Wales | Parent Guarantor – 100% | No |
| Luxfer Group UK Pension Trustee Limited | 12575132 | England and Wales | Luxfer Group Limited – 100% | No |
| Luxfer Overseas Holdings Limited | 03081726 | England and Wales | Luxfer Group 2000 Limited – 100% | Yes |
| Luxfer Gas Cylinders Limited | 03376625 | England and Wales | Luxfer Group 2000 Limited – 100% | Yes |
| Magnesium Elektron Limited | 03141950 | England and Wales | Luxfer Group Limited – 60% redeemable preference shares of £1 each<br>Luxfer Group 2000 Limited – 40% redeemable preference shares of £1 each | Yes |
| BA Holdings, Inc. | 2535511 | US - Delaware | Luxfer Overseas Holdings Limited – 100% | Yes |
| Luxfer Canada Limited | 2017012705 | Canada - Alberta | Luxfer Overseas Holdings Limited – 100% | No |
| Luxfer Gas Cylinders S.A.S | 54207492700030 | France | Luxfer Overseas Holdings Limited – 100% | No |
| Luxfer Australia Pty Limited | 076453499 | Australia | Luxfer Overseas Holdings Limited – 100% | No |
| Luxfer Gas Cylinders China Holdings Limited | 05165622 | England and Wales | Luxfer Overseas Holdings Limited – 100% | Yes |
| Luxfer Gas Cylinders (Shanghai) Co. Ltd. | 310112772435522 | Peoples Republic of China - Shanghai | Luxfer Gas Cylinders China Holdings Limited – 100% | No |
| Nikkei-MEL Co. Ltd. | - | Japan | Luxfer Overseas Holdings Limited – 50%<br>Nippon Light Metal Company Limited – 50% | No |
| Luxfer Inc. | 792530 | US - Delaware | BA Holdings, Inc. – 100% | Yes |
| Structural Composites Industries, LLC | 4440831 | US - Delaware | Luxfer Inc. – 100% | Yes |
| Luxfer-GTM Technologies LLC | 5258720 | US - Delaware | BA Holdings, Inc. – 100% | No |
| Luxfer Magtech, Inc. | 5531220 | US - Delaware | BA Holdings, Inc. – 100% | Yes |
| Niagara Metallurgical Products Limited | 000986974 | Canada - Ontario | Luxfer Magtech, Inc. – 100% | No |
| MEL Chemicals Inc. | 5566350000 | US - New Jersey | BA Holdings, Inc. – 100% | Yes |
| Reade Manufacturing Company | 2967282 | US - Delaware | MEL Chemicals Inc. – 100% | Yes |
| Magnesium Elektron North America, Inc. | 3668901 | US - Delaware | BA Holdings, Inc. – 100% | Yes |

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SCHEDULE 5.22 As of 20 October 2021 5 Section 5.22(a)(ii) – Material Subsidiaries 1. Luxfer Gas Cylinders Limited 2. Magnesium Elektron Limited 3. Luxfer Inc. 4. Structural Composites Industries, LLC 5. Luxfer Magtech, Inc. 6. MEL Chemicals Inc. 7. Magnesium Elektron North America, Inc. Section 5.22(a)(iii) – Parent Guarantor’s Affiliates, other than Subsidiaries None Section 5.22(a)(iv) – Parent Guarantor’s Directors and Senior Officers Directors 1. David Landless – Chair and Non-Executive Director 2. Alok Maskara – Executive Director 3. Clive Snowdon – Non-Executive Director 4. Richard Hipple – Non-Executive Director 5. Allisha Elliott – Non-Executive Director 6. Lisa Trimberger – Non-Executive Director 7. Patrick Mullen – Non-Executive Director Senior Officers (defined as Section 16 “executive officers” pursuant to the Securities Exchange Act of 1934) 1. Alok Maskara – Chief Executive Officer 2. Heather Harding – Chief Financial Officer 3. Andrew Butcher – President, Luxfer Gas Cylinders 4. Graham Wardlow – Managing Director, Luxfer MEL Technologies 5. Peter Gibbons – Vice President and General Manager, Luxfer Graphic Arts 6. Mark Chivers – Managing Director, Luxfer Superform 7. Stephen Webster – Corporate Controller, Luxfer Holdings PLC 8. Megan Glise – General Counsel & Company Secretary, Luxfer Holdings PLC